As filed with the Securities and Exchange Commission on September 30, 2014

Securities Act File No. 333-198304

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

SALIENT MIDSTREAM & MLP FUND

(Exact name of registrant as specified in organizational documents)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of Principal Executive Offices)

Telephone Number: (713) 993-4675

(Area Code and Telephone Number)

John A. Blaisdell

Salient Midstream & MLP Fund

4265 San Felipe, 8th Floor

Houston, TX 77027

(Name and Address of Agent for Service)

Copies to:

George J. Zornada

K&L Gates LLP

One Lincoln Street

Boston, MA 02111-2950

(617) 261-3231

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Shares of Beneficial Interest, $0.01 par value per share	8,193,818 shares	$33.00(2)	$270,395,994	$34,827

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per Common Share of Beneficial Interest on August 20, 2014.
(3)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Joint Proxy Statement/Prospectus is organized as follows:

1.	Letter to Shareholders of Salient Midstream & MLP Fund (“SMM”) and Salient MLP & Energy Infrastructure Fund (“SMF”), each a Delaware statutory trust and registered closed-end management investment company

2.	Questions and Answers to Shareholders of SMM and SMF

3.	Notice of Joint Special Meeting of SMM and SMF

4.	Joint Proxy Statement/Prospectus for SMM and SMF

5.	Reorganization Statement of Additional Information regarding the proposed Reorganization of SMF into SMM

6.	Part C Information

7.	Exhibits

SALIENT MIDSTREAM & MLP FUND

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

[            ], 2014

Dear Fellow Shareholders:

I want to share with you the details of an important Joint Proxy Statement/Prospectus that is enclosed and requires your action. It is being sent to you because you own shares of Salient Midstream & MLP Fund (“SMM”) and/or Salient MLP & Energy Infrastructure Fund (“SMF”), each a Delaware statutory trust.

A special meeting of the shareholders of SMM and SMF (each a “Fund” and together the “Funds”) will be held at 3 p.m., Central Time, on November 13, 2014 (the “Meeting”) at 4265 San Felipe, Suite 800, Houston 77027.

At the Meeting, the following will be considered:

•	Shareholders of SMF will be asked to consider and approve a proposal authorizing the reorganization of SMF into SMM; and

•	Shareholders of SMM will be asked to consider and approve the issuance of additional common shares of SMM in connection with the reorganization.

The reasons for the reorganization are the similarity of investment objectives, strategies, portfolios, management fees and administrative fees, as well as anticipated advantages including, but not limited to: (i) the opportunity for enhanced long-term market liquidity; (ii) certain operational cost savings through greater economies of scale described in greater detail in the enclosed materials; and (iii) greater operational financial flexibility.

The Board of Trustees of each Fund believes that each proposal is in the best interests of that Fund and its shareholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain the proposals to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your Fund holdings, your vote is extremely important. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or to vote by telephone or Internet as included in the instructions on your proxy card as soon as possible to assure that your shares are represented at the Meeting.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners, your Fund’s proxy solicitor, toll-free at 1-877-629-6357. Thank you for your continued investment in the Funds.

Sincerely,

/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer
Salient Midstream & MLP Fund
Salient MLP & Energy Infrastructure Fund

QUESTIONS AND ANSWERS

Although it is recommended that you read the complete Joint Proxy Statement/Prospectus accompanying this “Questions and Answers” section, a brief overview of the issues to be voted on has been provided below for your convenience. In this “Questions and Answers” section, the combination of Salient MLP & Energy Infrastructure Fund (“SMF”) with and into Salient Midstream & MLP Fund (“SMM”) is referred to as the “Reorganization,” and SMF and SMM are each also referred to in this section as a “Fund” and are referred to collectively as the “Funds.” In this section, the “Combined Fund” refers to SMM following the Reorganization.

The anticipated positive impact of the Reorganization is set forth below. No assurance can be given that the anticipated positive impact of the Reorganization will be achieved. In addition, this Joint Proxy Statement/Prospectus serves as a prospectus of SMM in connection with the issuance of additional SMM common shares (“SMM Common Shares”) in the Reorganization. For information regarding the risks associated with an investment in SMM, see “Risk Factors and Special Considerations.”

Questions Regarding the Reorganization

Q: What is the Proposed Reorganization?

A: The Boards of Trustees for SMF and SMM have approved a proposed reorganization, subject to shareholder approval, under which shareholders of SMF will receive SMM common shares and SMM would acquire substantially all of the assets and liabilities of SMF. Such transaction would occur on the basis of relative net asset value (“NAV”) of the Funds.

Q: Why did the Board of Trustees and Salient Capital Advisors, LLC recommend the Reorganization and what are the proposed benefits?

A: The Board of Trustees of each Fund and Salient Capital Advisors, LLC (the “Adviser”) have recommended the Reorganization given the Funds’ similar investment objectives and investment strategies. Each Fund has an investment objective to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. Each Fund is a Delaware statutory trust registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and each qualifies as a regulated investment company (“RIC”) for tax purposes. Further, the Funds have similar portfolios and operations. The table below shows the portfolio mix of each Fund and on a pro forma basis:

	SMF	SMM	SMM Pro Forma Combined Fund
MLPs	24.4%	23.9%	25.96%
MLPs held through C-Corp Subsidiary	23.0%	22.2%	24.50%
Midstream Companies	17.7%	21.9%	20.51%
MLP Affiliates	18.9%	17.7%	19.67%
Marine Midstream Companies	9.2%	8.5%	6.82%
Other	6.8%	5.8%	2.54%

As of May 31, 2014.

Q: What are the anticipated benefits of the Reorganization?

A: The Board of Trustees of each Fund as well as the Adviser believes that the Reorganization will be beneficial for the Funds and in the best interest of their respective shareholders for the following reasons, among others:

•	Portfolio Management Efficiencies. The Reorganization would permit the shareholders of SMF to pursue very similar investment goals in SMM within a larger fund.

•	Economies of Scale in Other Expenses. The Combined Fund is expected to offer economies of scale that may lead to lower per common share expenses. With respect to SMF shareholders, it is anticipated that the Combined Fund will have a lower operating expense level with estimated aggregate cost savings of approximately $564,315 annually recognized in the Combined Fund through operating cost savings and greater economies of scale. With respect to SMM shareholders, it is anticipated that, immediately after the Reorganization, the Combined Fund will have slightly higher operating expenses due to SMF having higher interest payments on borrowed funds and subsidiary deferred income tax expenses. The Funds incur both fixed expenses (e.g., board fees, regulatory filing fees, printing fees, legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative between the Funds, and there may also be an opportunity to reduce variable expenses over time in a Combined Fund by taking advantage of lower fees associated with higher asset levels and greater combined economies of scale.

•	No Expected Adverse Distributions Impact. The Combined Fund is expected to have a similar distribution policy as the standalone Funds currently have, with no adverse impact expected to the payment of quarterly distributions to shareholders. Additionally, we believe that there is potential for aggregate distribution growth going forward as a result of anticipated accretion to distributable cash flow. The actual distributions received and costs may be different than current or expected levels.

•	Leverage Impact. The amount of leverage as a percentage of total assets following the Reorganization is not expected to significantly change from that of each Fund on a standalone basis. The larger asset base of the Combined Fund may provide: (i) greater operational financial flexibility, (ii) access to attractive leverage terms, and (iii) a wider range of leverage alternatives. The table below illustrates the leverage of each Fund and on a pro forma basis.

	SMM	SMF	SMM Pro Forma Combined Fund
Leverage ($ in millions)	$113.3	$106.9	$220.2
Leverage as % of total assets	27.86%	29.31%	28.54%

•	Enhanced Common Shares Liquidity. The larger market capitalization of the Combined Fund may provide an opportunity for enhanced market liquidity over the long-term. Increased float and greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the market capitalization of each Fund and on a pro-forma basis.

Market capitalization ($ in millions)
SMM	SMF	SMM Pro Forma Combined Fund
$255.4	$235.4	$490.8

Information as of May 31, 2014 and assumes the Reorganization occurred on May 31, 2014.

Q: How many shares of SMM will shareholders own following the Reorganization?

A: SMM shareholders: You will remain a shareholder of SMM and your currently issued and outstanding shares of SMM will remain outstanding.

SMF common shareholders: You will receive SMM common shares having an aggregate NAV (i.e., not market value) equal to the aggregate NAV (i.e., not market value) of your outstanding SMF common shares. No fractional SMM common shares will be issued in the Reorganization; instead it is anticipated that SMF shareholders will receive cash in an amount equal to the value of the fractional SMM common shares they would otherwise have received.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A: No. You will pay no sales loads or commissions in connection with the Reorganization. The Funds will bear the costs associated with the proposed Reorganization (whether or not the Reorganization is completed). Costs specific to a particular Fund will be expensed to such Fund, while non-specific costs will be allocated on a pro rata basis based upon each Fund’s net assets. Costs related to the Reorganization are currently estimated to be approximately 0.3% of net assets, which equates to $0.009 per share for SMM and $0.012 per share for SMF as of May 31, 2014. The Adviser expects that the increased distributable cash flow resulting from the SMM Pro Forma Combined Fund’s anticipated operating expenses should allow the recovery of the projected costs of the Reorganization borne by the Funds within approximately 2 quarters from the closing of the Reorganization.

Q: How are management fees calculated?

A: Under the terms of the investment management agreement for SMF, the Fund pays the Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of the Fund’s average monthly total assets. Under the terms of the investment management agreement for SMM, the Fund pays the Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of the average monthly consolidated total assets of the Fund. The primary difference in methodologies is that SMF’s fee is based on average monthly total assets compared to average monthly consolidated total assets for SMM. Accordingly, the management fee for SMF does not take into account the leverage used in the subsidiary C corporation, whereas such leverage is taken into account for purposes of calculating the SMM management fee. The management fee for the Combined Fund will be calculated using the SMM methodology, which will result in a higher management fee for SMF shareholders.

Q: Is the Reorganization expected to be a taxable event for Fund shareholders?

A: No. The Reorganization is intended to qualify as tax-free for federal income tax purposes. This means the shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganization.

Q: Will the August 2, 2013 Internal Revenue Service (“IRS”) proposed regulations relating to the aggregation of investment holdings within the Subsidiary C Corporation have any impact with the proposed Reorganization?

A: The IRS proposed regulations have no immediate impact on the Reorganization. The IRS received significant comments on the proposal and has not taken further action on the proposal. If the proposed regulations are adopted and finalized in their current form, the Funds expect to reduce their overall investments in MLPs, whether held in the Funds directly or held by the Subsidiary C Corporations, to no more than 25% of the Funds’ consolidated total assets. The Funds would otherwise continue to pursue their current investment objectives and strategies.

Q: I am an investor who holds a small number of shares. Why should I vote?

A: Your vote makes a difference. If many shareholders like you fail to vote their shares, the Funds may not receive enough votes to go forward with the Meeting, resulting in a delay, increased costs to the Funds and possible failure of the proposed actions.

Q: Who will vote on the Reorganization and how will the Reorganization affect shareholders?

A: Common shareholders of SMM will vote to approve issuance of additional shares of SMM in connection with the Reorganization and common shareholders of SMF will vote to approve the Reorganization. SMM shareholders will remain shareholders of SMM. SMF shareholders will become shareholders of SMM. The assets and liabilities of SMF will be contributed to SMM and SMF will cease its separate existence under Delaware law.

Q: Why is the vote of SMM shareholders being solicited in connection with the Reorganization?

A: Although SMM will continue its legal existence and operations after the Reorganization, the rules of the NYSE (on which SMM’s common shares are listed) require SMM’s shareholders to approve the issuance of additional SMM Common Shares because the number of SMM Common Shares to be issued in the Reorganization will be, upon issuance, in excess of 20 percent of the number of common shares of SMM outstanding prior to the Reorganization.

Q: What happens if the shareholders of SMM do not approve the issuance of additional SMM Common Shares in connection with the Reorganization?

A: If the issuance of additional SMM Common Shares is not approved, the Reorganization will not occur, and the Board of Trustees of each Fund will separately consider alternatives it determines to be in the best interests of such Fund’s shareholders, including re-proposing the Reorganization.

Q: What happens if SMF shareholders do not approve the Reorganization?

A: If SMF shareholders do not approve the Reorganization, the Reorganization will not occur, shares of SMM will not be issued, and the Board of Trustees of each Fund will separately consider alternatives it determines to be in the best interests of such Fund’s shareholders, including re-proposing the Reorganization.

Q: What is the timetable for the Reorganization?

A: If shareholder voting and other conditions to closing are satisfied, the Reorganization is expected to take effect before the end of 2014.

General Questions

Q: How does the Board of Trustees of my Fund suggest that I vote?

A: After careful consideration, the Board of Trustees of each Fund recommends that you vote “FOR” the item proposed for your Fund.

Q: How do I vote my shares?

A: You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call.

•	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting.

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Meeting.

Q: Who do I contact for further information?

A: If you should have any questions regarding the proposals, please call Okapi Partners, your Fund’s proxy solicitor, toll-free at (877) 629-6357.

Q: Will anyone contact me?

A: You may receive a call from Okapi Partners, your Fund’s proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy. We recognize the potential inconvenience of the proxy solicitation process and would not undertake the process if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and may be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

SALIENT MIDSTREAM & MLP FUND

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

4265 San Felipe, 8th Floor

Houston, TX 77027

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 13, 2014

Notice is hereby given that a joint special meeting of shareholders (the “Meeting”) of Salient Midstream & MLP Fund (“SMM”) and Salient MLP & Energy Infrastructure Fund (“SMF”) will be held at 4265 San Felipe, 8th Floor, Houston, TX 77027 on November 13, 2014 at 3 p.m., Central Time, for the following purposes:

1.	Reorganization

For shareholders of SMF:

(i)	to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization to combine SMF with and into SMM.

2.	Issuance of Common Shares of SMM in Connection with Reorganization

For shareholders of SMM:

(i)	to consider and vote upon a proposal to approve the issuance of additional common shares of SMM in connection with the reorganization of SMF with and into SMM.

Shareholders of record as of the close of business on October 6, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Board of Trustees of SMM and SMF unanimously recommends shareholders vote “FOR” the proposal involving their Fund.

Whether or not you expect to attend the Meeting, please vote your shares by following the detailed instructions provided on your proxy or voting instruction card.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF TRUSTEES ASK THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

For the Boards of Trustees,

/s/ Gregory A. Reid
Gregory A. Reid
President and Chief Executive Officer
Salient Midstream & MLP Fund
Salient MLP & Energy Infrastructure Fund
September [ ], 2014

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated September 30, 2014

JOINT PROXY STATEMENT/PROSPECTUS

SALIENT MIDSTREAM & MLP FUND

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

4265 San Felipe, 8th Floor

Houston, TX 77027

(713) 993-4675

JOINT SPECIAL MEETING OF SHAREHOLDERS

[            ], 2014

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Salient Midstream & MLP Fund (“SMM”) and/or Salient MLP & Energy Infrastructure Fund (“SMF”), each a Delaware statutory trust registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A joint special meeting of shareholders of SMM and SMF (the “Meeting”) will be held at 4265 San Felipe, 8th Floor, Houston, Texas 77027 on November 13, 2014, at 3p.m., Central Time, to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. SMM and SMF are each sometimes referred to herein as a “Fund” and are sometimes referred to herein collectively as the “Funds.”

If you are unable to attend the Meeting or any adjournment thereof, the Board of Trustees of each of SMM and SMF requests that you vote your shares by referring to the enclosed proxy or voting instruction card for detailed instructions on how you may vote your shares. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is September 30, 2014.

MEETING

The purposes of the Meeting are:

1.	Reorganization

For shareholders of SMF:

(i)	to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization to combine SMF with and into SMM (the “Reorganization”).

2.	Issuance of SMM Common Shares in Connection with Reorganization

For shareholders of SMM:

(i)	to consider and vote upon a proposal to approve the issuance of additional common shares of SMM in connection with the Reorganization.

Shareholders of record as of the close of business on October 6, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Each shareholder is entitled to one vote for each share owned by such shareholder with respect to the item(s) proposed for such shareholder’s Fund(s).

The Agreement and Plan of Reorganization between SMM and SMF is sometimes referred to herein as the “Reorganization Agreement.” SMM following the Reorganization is sometimes referred to herein as the “Combined Fund.” The Board of Trustees of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund and its shareholders.

ADDITIONAL INFORMATION

This Joint Proxy Statement/Prospectus sets forth the information shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of common shares of SMM. Please read it carefully and retain it for future reference. A Reorganization Statement of Additional Information, dated [            ], 2014, relating to this Joint Proxy Statement/Prospectus (the “Reorganization Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a web site maintained by Salient Partners, L.P. (“Salient”), the parent of the Funds’ investment adviser, Salient Capital Advisors, LLC (the “Adviser”), at www.salientpartners.com/funds. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent quarterly report to any shareholder upon request. Any such request should be directed by calling toll-free at (800) 809-0525 or by writing to the respective Fund at its principal executive offices at 4265 San Felipe, 8th Floor, Houston, Texas 77027. The telephone number of the principal executive offices of the Funds is (713) 993-4675.

The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The currently outstanding common shares of SMM are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “SMM” and will continue to be so listed subsequent to the Reorganization. It is expected that the newly issued common shares of SMM issued in connection with the Reorganization will be listed on the NYSE. The currently outstanding common shares of SMF are also listed on the NYSE under the ticker symbol “SMF.” Reports, proxy statements and other information concerning SMM and SMF may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005

This Joint Proxy Statement/Prospectus serves as a prospectus of SMM in connection with the issuance of common shares of SMM in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is [            ], 2014.

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in the Fund’s investment objective and policies and as described in this Joint Proxy Statement/Prospectus. These definitions may not correspond to standard sector definitions.

“Energy Companies” means companies, including MLP Affiliates, that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services. For purposes of this definition, such companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets.

“Marine Midstream Companies” means public companies that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

“Midstream Assets” means assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as MLPs and are taxed as corporations. For purposes of this definition, this means companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels and (b) MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“MLPs” means entities that are structured as Master Limited Partnerships and includes Midstream MLPs, and other energy MLPs. “Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for U.S. federal income tax purposes.

“MLP Affiliates” means affiliates of MLPs substantially all of whose assets consist of units or ownership interests of an affiliated Master Limited Partnership (which may include general partner interests, incentive distribution rights, common units and subordinated units) and are structured as C Corporations for U.S. federal income tax purposes. MLP Affiliates are not treated as partnerships for U.S. federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read this entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: Reorganization

The Reorganization

The Board of Trustees of each Fund, including the Trustees who are not “interested persons” of each Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (such trustees, the “Independent Trustees”), has unanimously approved the Agreement and Plan of Reorganization (“Reorganization Agreement”). If the shareholders of SMF approve the Reorganization and the shareholders of SMM approve the issuance of additional SMM common shares (“SMM Common Shares”) (see “Proposal 2: Issuance of Additional SMM Common Shares in the Reorganization”), SMF will contribute all of its assets to SMM in exchange for newly issued SMM Common Shares and the assumption by SMM of the liabilities of SMF and shareholders of SMF will become shareholders of SMM. As a result of the Reorganization, each common share of SMF will be replaced with newly issued SMM Common Shares. The aggregate NAV of SMM Common Shares received by SMF common shareholders in the Reorganization will equal the aggregate NAV of SMF common shares held on the business day immediately prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. SMF will cease its separate existence under Delaware law and terminate its registration under the 1940 Act. SMM will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

If the Reorganization is not approved by shareholders of SMF, or if the issuance of SMM Common Shares is not approved by SMM’s shareholders, SMF and SMM will continue to operate as standalone Delaware statutory trusts advised by the Adviser. The Board of Trustees of each Fund would consider what additional action, if any, to take, including re-proposing the Reorganization, and each Fund would continue its investment activities in the normal course.

Background and Reasons for the Proposed Reorganization

The proposed Reorganization will combine the assets and liabilities of the Funds (each a non-diversified closed-end management investment company under the 1940 Act). The Reorganization seeks to combine two similar and compatible funds with similar investment objectives and investment strategies and is expected to result in several benefits to SMF and SMM shareholders.

In unanimously approving the Reorganization, the Board of Trustees of each Fund, including each Fund’s Independent Trustees, determined that participation in the Reorganization is in the best interests of each Fund and its shareholders and that the interests of the shareholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Trustees of each Fund engaged in a thorough review process relating to the proposed Reorganization. The Boards of Trustees of each Fund, including the Independent Trustees, considered the Reorganization at meetings held in 2014 and unanimously approved the Reorganization at meetings held on April 15, 2014 and May 20, 2014.

The primary factors considered by the Board of Trustees of each Fund with regard to the Reorganization included, but were not limited to, the following:

•	Each Fund has an investment objective of providing shareholders a high level of total return with an emphasis on quarterly cash distributions to its shareholders.

•	The Funds have similar and compatible ongoing investment strategies and portfolios.

•	The Reorganization may create the opportunity for enhanced market liquidity over the long-term.

•	The expectation of certain cost savings at the Combined Fund through the reduction of duplicative fixed expenses and a reduction in variable expenses. With respect to SMM shareholders, it is anticipated that, immediately after the Reorganization, the Combined Fund will have slightly higher operating expenses due to SMF having higher interest payments on borrowed funds and subsidiary deferred income tax expenses.

•	The larger asset base of the Combined Fund may provide greater financial flexibility.

•	No gain or loss is expected to be recognized by shareholders of any Fund for U.S. federal income tax purposes as a result of the Reorganization.

•	The expectation that SMF shareholders should carry over to SMM the same aggregate tax basis if the Reorganization is treated as tax-free as intended.

•	The deferred tax assets and liabilities of each Fund’s subsidiary C corporation (a “subsidiary C corporation”) are accounted for in NAV.

•	The exchange will take place at the Funds’ relative NAV.

•	Shareholder rights are expected to be preserved in the Combined Fund.

•	The Adviser is expected to continue to manage the Combined Fund.

•	The relative performance history of each Fund.

The Board of Trustees of each Fund made its determination with regard to the Reorganization on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors. See “Proposal 1: Reorganization —Reasons for the Reorganization.”

Fees and Expenses for Common Shareholders of the Funds as of May 31, 2014.

Shareholder Transaction Expenses	SMM(1)	SMF(1)	SMM Pro Forma Combined Fund(2)
Sales Load (as a percentage of offering price)(3)	None	None	None
Distribution Reinvestment Plan Fees	None	None	None
Annual Expenses (as a percentage of net assets attributable to common shares as of May 31, 2014)
Management Fees(4)	1.79%	1.66%	1.79%
Interest Payments of Borrowed Funds(5)	0.41%	0.48%	0.37%

Shareholder Transaction Expenses	SMM(1)	SMF(1)	SMM Pro Forma Combined Fund(2)
Subsidiary Deferred Income Tax Expense(6)	3.10%	3.35%	3.22%
Other Expenses(7)	0.38%	0.48%	0.30%
Total Annual Expenses	5.68%	5.97%	5.68%

The above table and example below contain information about the change in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of May 31, 2014, for each Fund and (ii) the pro forma fees and expenses, including leverage costs, for the Combined Fund, assuming the Reorganization had taken place on May 31, 2014. The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which a Fund may invest. The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of May 31, 2014. The pro forma annual operating expenses are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of May 31, 2014. These pro forma projections include the increase (for SMM shareholders) and decrease (for SMF shareholders) in operating expenses expected as a result of the Reorganization, assuming the Combined Fund’s capital structure and asset levels as of May 31, 2014.

(1)	Each Fund will bear expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated), including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganization. Expenses specific to one or each of SMM or SMF are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets. If the Reorganization is approved, expenses are estimated to be $85,500 for SMM and $85,500 for SMF, for a total of $171,000. Costs related to the Reorganization are currently estimated to be approximately 0.03% of net assets, which equates to $0.012 per share for SMM and $0.009 per share for SMF as of May 31, 2014. The Adviser expects that the increased distributable cash flow resulting from the SMM Pro Forma Combined Fund’s anticipated operating expenses should allow the recovery of the projected costs of the Reorganization borne by the Funds within approximately 2 quarters from the closing of the Reorganization.
(2)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Funds in connection with the Reorganization.
(3)	No sales load will be charged in connection with the issuance of SMM Common Shares as part of the Reorganization. Common shares are not available for purchase from the Funds but shares of SMM may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(4)	With respect to each of SMM and the Combined Fund, the Adviser is entitled to receive a management fee at an annualized rate of 1.20%, based on the average monthly consolidated total assets of such Fund, accrued and payable monthly. With respect to SMF, the Adviser is entitled to receive a management fee at an annualized rate of 1.20%, based on the average monthly total assets of SMF, accrued and payable monthly. See “Management of the Funds – Compensation and Expenses.”
(5)	Reflects interest expense and commitment fees on, with respect to SMM, $964,214 and, with respect to SMF, $998,286 in average consolidated borrowings under the credit facilities described below under “Use of Leverage.”
(6)

Each subsidiary is classified for federal income tax purposes as a taxable regular corporation or so called Subchapter “C” Corporation. As a “C” Corporation, each subsidiary (and thus indirectly the applicable Fund) accrues deferred tax liability associated with the capital appreciation of its investments and the distributions received by the subsidiary on equity securities of MLPs considered to be a return of capital and for any net operating gains. The subsidiary’s accrued deferred tax liability, if any, is reflected in the applicable Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the subsidiary’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent on the subsidiary’s net investment income/(loss) and realized and unrealized gains/(losses) on investments, and such expense/(benefit) may vary greatly from year to year and week to week depending on the nature of the subsidiary’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the period ended May 31, 2014, SMM’s subsidiary (and thus indirectly SMM) had net operating gains of $13,039,194 and accrued $6,792,775 in net deferred tax expense primarily related to unrealized appreciation on investments. For the period ended May 31, 2014, SMF’s subsidiary (and thus indirectly SMF) had net operating gains of $11,922,971 and accrued $6,968,920 in net deferred tax expense primarily related to unrealized appreciation on investments.
(7)	Other Expenses in the table include costs incurred in connection with each Fund’s operations, including but not limited to payments to a Fund’s administrator, custodian, fund accountant, transfer agent, tax preparer, legal counsel, and its independent public accounting firm. Other Expenses are based on estimated amounts for the current fiscal year.

Example:

The following example is intended to help you compare the costs of investing in the Combined Fund pro forma after the Reorganization with the costs of investing in SMM and SMF without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
SMM	$57	$169	$279	$549
SMF	$59	$177	$291	$569
SMM Pro Forma Combined Fund(a)	$57	$169	$279	$549

(a)	These figures assume that the Reorganization occurred on May 31, 2014. These figures also reflect the anticipated reduction (for SMF shareholders) and increase (for SMM shareholders) in other operating expenses due to elimination of certain duplicative expenses and economies of scale as a result of the Reorganization. As described above, with respect to SMM shareholders, it is anticipated that, immediately after the Reorganization, the Combined Fund will have slightly higher operating expenses due to SMF having higher interest payments on borrowed funds and subsidiary deferred income tax expenses.

The example and the expenses in the table above should not be considered a representation of future expenses. The example assumes that the estimated “Total Annual Expenses” set forth in the Annual Expenses table are accurate and that all Distributions are reinvested at net asset value. Actual expenses (including the cost of financial leverage and other expenses) may be greater or less than shown. Moreover, a Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Deferred Tax Liabilities

As of May 31, 2014, the net deferred tax liability amounts and percentage of net assets for each Fund are as stated below.

	SMM	SMF
Net Deferred Tax Liability	$13,767,876	$15,073,792
Net Deferred Tax Liability As a Percentage of Fund Net Assets	5.04%	6.38%

Although the Funds are not a tax-paying entities, each Fund invests in a subsidiary C corporation that invests in MLPs. As tax-paying entities, each subsidiary C corporation records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). As of May 31, 2014, each Fund’s subsidiary C corporation had a net deferred tax liability. These deferred tax liabilities are attributable to unrealized gains on investments. Any deferred tax liability balance of a subsidiary C corporation will reduce the applicable Fund’s net asset value under U.S. GAAP and will be reflected in the exchange rate for the Reorganization. Additionally, the effective tax rate for the Combined Fund will be dependent upon the operating results of its underlying portfolio and as such it is expected that over time it may differ slightly from that of the standalone Funds.

Although each subsidiary C corporation currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on each subsidiary C corporation’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character, even after taking into account limitations placed on the use of such tax assets as a result of the Reorganization.

Comparison of the Funds

SMM and SMF are each Delaware statutory trusts registered as non-diversified, closed-end management investment companies under the 1940 Act. Each Fund is (i) managed by Salient Capital Advisors, LLC, (ii) has an investment objective of providing a high level of total return with an emphasis on making quarterly cash distributions to its shareholders, (iii) seeks to achieve that objective by investing primarily in certain energy investments (i.e., SMM invests at least 80% of its total assets in securities of Midstream Companies and MLPs; and SMF invests at least 80% of its total assets in securities of MLPs and Energy Companies), and (iv) has nearly identical fundamental investment policies and similar nonfundamental investment policies. Neither Fund is a tax-paying entity, except that each Fund invests in a tax-paying subsidiary. See “Proposal 1: Reorganization – Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganization, the investment strategies and significant operating policies will be those of SMM.

Further Information Regarding the Reorganization

The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of SMF will recognize no gain or loss upon the receipt of SMM shares in connection with the Reorganization. Additionally, if the Reorganization so qualifies, SMF will recognize no gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of SMM or as a result of its dissolution and neither SMM nor its shareholders will recognize any gain or loss in connection with the Reorganization. If the Reorganization so qualifies, the aggregate tax basis of SMM Common Shares received by shareholders of SMF should be the same as the aggregate tax basis of the common shares of SMF surrendered in exchange therefore.

The Board of Trustees of SMF recommends that SMF shareholders approve the Reorganization at the Meeting to be held on November 13, 2014. Shareholder approval of the Reorganization requires the affirmative vote of “a majority of the outstanding voting securities” (which as defined in the 1940 Act and used herein means the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of a Fund) of SMF.

Subject to the requisite approval of a majority of the outstanding voting securities of SMF with regard to the Reorganization and the requisite approval of SMM with regard to the issuance of additional SMM Common Shares in connection with the Reorganization, it is expected that the closing date of the Reorganization (the “Closing Date”) will be after the close of business on or about November 14, 2014, but it may be at a different time as described herein.

On August 2, 2013, the IRS issued proposed regulations which, if ultimately adopted in their current form, would require each of the Funds to aggregate investment holdings of their taxable subsidiary corporations with their direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Funds, one or more MLPs. The IRS proposed regulations have no immediate impact on the Funds. The IRS received significant comments on the proposal and has not taken further action on the proposal. If the proposed regulations are adopted and finalized in their current form, the Funds (or the Combined Fund should it Reorganization be approved prior to such adoption) expect to reduce their overall investments in MLPs, whether held in the Funds (or Combined Fund) directly or held by their subsidiary C corporations, to no more than 25% of each Fund’s (or Combined Fund’s) consolidated total assets. The Funds (or Combined Fund) would otherwise continue to pursue their current investment objectives and strategies.

The Board of Trustees of SMF unanimously recommends SMF shareholders vote “FOR” the Reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL SMM COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization,” SMM will issue additional SMM common shares and list such shares on the NYSE. The Reorganization will result in no reduction of the NAV of the SMM Common Shares immediately following the Reorganization other than to reflect the costs of the Reorganization. No gain or loss is expected to be recognized by SMM or its shareholders in connection with the Reorganization. The Board of Trustees of SMM, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit shareholders of SMM. The Funds have identical investment objectives and similar investment strategies, and the Reorganization will permit each Fund to continue to pursue such objectives and strategies in a larger fund. Additionally, the Reorganization is expected to result in several benefits for shareholders in the Combined Fund, including (i) the opportunity for enhanced long-term market liquidity; (ii) certain anticipated cost savings through increased economies of scale as described in greater detail herein; and (iii) greater operational financial flexibility.

The Board of Trustees of SMM recommends that shareholders of SMM approve the issuance of additional SMM Common Shares in connection with the Reorganization at the Meeting to be held on November 13, 2014. Shareholder approval of the issuance of additional SMM Common Shares requires the affirmative vote of a majority of a “quorum” (33 1/3% of the outstanding shares eligible to vote on any matter at a meeting in person or by proxy) of SMM’s outstanding common shares. Subject to the requisite approval of the shareholders of SMF with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about November 14, 2014, but it may be at a different time as described herein. For additional information about the Reorganization, including a comparison of SMM and SMF, the reasons for the Reorganization and the U.S. Federal income tax consequences of the Reorganization, see “Proposal 1: Reorganization.”

The Board of Trustees of SMM unanimously recommends SMM shareholders vote “FOR” the issuance of additional SMM Common Shares.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Because each Fund, under normal market conditions, invests a substantial amount of its assets in equity securities of entities in the energy sector, the risks inherent in such investments are applicable to each Fund and will continue to apply to the Combined Fund after the Reorganization. Below are the primary risks of investing in SMM. The risks for investing in SMF are substantially the same, except that risks that apply to SMM with respect to investments in MLPs and Midstream Companies apply with equal force to SMF with respect to investments in MLPs and Energy Companies. You should carefully consider the following risks before voting.

MARKET DISCOUNT RISK

Shares of closed-end management investment companies frequently trade at prices lower than their net asset value, which is commonly referred to as “trading at a discount.” Since inception, the market price of the Fund’s common shares has fluctuated and at times the shares have traded below the Fund’s net asset value, and at times have traded above net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Whether investors will realize a gain or loss upon the sale of common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid for the shares, taking into account transaction costs, and is not directly dependent upon its net asset value. Because the market value of the Fund’s common shares is determined by factors such as the relative demand for and supply of the Fund’s common shares in the market, general market conditions and other factors beyond its control, the Fund cannot predict whether the Fund’s common shares will trade at, below or above net asset value.

NON-DIVERSIFICATION RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. As a non-diversified closed-end management investment company under the 1940 Act, the Fund has fewer limitations in the proportion of its assets that may be invested in securities of a single issuer, which means that the Fund is allowed to invest a greater portion of its assets in a more limited number of issuers than a diversified fund. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. Additionally, as a result, credit, market and other risks associated with its investment strategies or techniques may be more pronounced for the Fund than for a fund that is “diversified.”

INVESTMENT AND MARKET RISK

An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund’s common shares is not intended to constitute a complete investment program and should not be viewed as such. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of common shares. Your investment in the Fund’s common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of distributions. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading.

INDUSTRY SPECIFIC RISK

Additionally, the Fund’s investments will be generally concentrated in Midstream Companies and MLPs. Certain risks inherent in investing in these types of securities include the following:

Regulatory Risk. Midstream Companies and MLPs in which the Fund may invest are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Midstream Companies and MLPs. In particular, changes to laws and increased regulations or enforcement policies as a result of the Macondo oil spill in the Gulf of Mexico may adversely affect the financial performance of Midstream Companies and MLPs. In addition, such regulation can change rapidly or over time in both scope and intensity. For example, a particular by-product or process, including hydraulic fracturing, may be declared hazardous—sometimes retroactively—by a regulatory agency and unexpectedly increase production costs.

Catastrophe Risk. The operations of Midstream Companies and MLPs in which the Fund may invest are subject to many hazards inherent in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Midstream Companies and MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

Pipelines Risk . Midstream Companies and MLPs involved in pipelines are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and Processing Risk. Midstream Companies and MLPs involved in gathering and processing are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream Risk . Midstream Companies and MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production Risk. Midstream Companies and MLPs involved in exploration, development and production are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane Risk. Propane companies and MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal Risk. Midstream Companies and MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Shipping Risk. Midstream Companies and MLPs involved in marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Commodity Pricing Risk. Midstream Companies and MLPs in which the Fund may invest may be directly affected by energy commodity prices, especially those Midstream Companies and MLPs that own the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of Midstream Companies and MLPs that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Midstream Companies and MLPs to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

Supply and Demand Risk. A decrease in the production of natural gas, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Midstream Companies and MLPs in which the Fund invests. Production declines and volume decreases could be caused by various Fund factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of Midstream Companies and MLPs. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

Depletion and Exploration Risk. Midstream Companies and MLPs also engaged in the production (exploration, development, management or production) of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. Reserves are generally increased through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these Midstream Companies and MLPs.

MIDSTREAM AND MLPs RISK

Certain risks inherent in investing in Midstream Companies and MLPs include the following:

Supply and Demand Risk. A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution or a sustained decline in demand for such commodities, may adversely impact the financial performance of Midstream Companies and MLPs. Midstream Companies and MLPs are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including economic conditions, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, among others.

Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. Many Midstream Companies and MLPs are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items and refined products on behalf of the owners of such commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. The financial performance of Midstream Companies and MLPs may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks. Midstream Companies and MLPs engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to the risk that the quantities of their reserves are overstated, or will not be produced in the time periods anticipated, for a variety of reasons including the risk that no commercially productive amounts of such energy commodities can be produced from estimated reserves because of the curtailment, delay or cancellation of production activities as a result of unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering and pollution.

Regulatory Risk. Midstream Companies and MLPs are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how and where wells are drilled, (iii) how services are provided, (iv) environmental and safety controls, and, in some cases (v) the prices they may charge for the products and services they provide. Various U.S. governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Midstream Companies and MLPs.

Commodity Pricing Risk. The operations and financial performance of Midstream Companies and MLPs may be directly affected by energy commodity prices, especially those Midstream Companies and MLPs that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (i.e., the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Midstream Companies and MLPs to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts, which may adversely affect the performance of Midstream Companies and MLPs.

Acquisition Risk. The ability of Midstream Companies and MLPs to grow operating cash flow and increase such company’s enterprise value can be highly dependent on their ability to make accretive acquisitions. In the event that Midstream Companies and MLPs are unable to make such acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth will be limited. Furthermore, even if Midstream Companies and MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in operating cash flow or a decrease in enterprise value. Any acquisition involves risks, including, among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk. Certain Midstream Companies and MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by such company’s parents or sponsors to satisfy their payments or obligations would impact such company’s revenues and operating cash flows and ability to make interest payments and/or distributions.

Catastrophe Risk. The operations of Midstream Companies and MLPs are subject to many hazards inherent in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined products, coal or electricity, including: damage to pipelines, storage tanks, plants or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; well blowouts; leaks of such energy commodities; fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Midstream Companies and MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy Company’s operations and financial condition. The Fund expects that insurance premiums to operate certain assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity will increase as a result of the Macondo oil spill in the Gulf of Mexico. Further increased government regulations to mitigate such catastrophe risk could increase insurance and other operating costs for Midstream Companies and MLPs and adversely affect the financial performance of such companies.

Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. U.S. military and related action in Iraq and Afghanistan is ongoing and events in the Middle East, including government stability in particular, could have significant adverse effects on the U.S. economy, and financial and commodities markets. Assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that such assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations.

Weather Risk. Extreme weather conditions, such as hurricanes, (i) could result in substantial damage to the facilities of certain Midstream Companies and MLPs located in the affected areas, (ii) significantly increase the volatility in the supply of energy commodities and (iii) adversely affect the financial performance of Midstream Companies and MLPs, and could therefore adversely affect their securities. The damage done by extreme weather also may serve to increase many insurance premiums paid by Midstream Companies and MLPs and could adversely affect such companies’ financial condition.

MASTER LIMITED PARTNERSHIP RISKS

An investment in Master Limited Partnership units involves certain risks that differ from an investment in the securities of a corporation. Holders of Master Limited Partnership units have limited control and voting rights on matters affecting the partnership. In addition, certain tax risks are associated with an investment in Master Limited Partnership units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

DERIVATIVES RISK

The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, and swap agreements such as interest rate swaps, total return swaps and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty and the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

Interest rate swaps have certain additional risks. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. The Fund will generally enter into interest rate swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s common shares. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of financial leverage, the Fund may be required to redeem or prepay some or all of the financial leverage. Such redemption or prepayment would likely result in its seeking to terminate early all or a portion of any interest rate swap transaction entre into to hedge the interest rate risk of the financial leverage. Early termination of a swap could result in a termination payment by or to the Fund.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps could enhance or harm the overall performance of the Fund’s common shares. For example, the Fund may use interest rate swaps in connection with any use by the Fund of financial leverage. To the extent interest rates decline, the value of the interest rate swap could decline and could result in a decline in the net asset value of the Fund’s common shares. In addition, if short-term interest rates are lower than its fixed rate of payment on the interest rate swap, the swap will reduce its net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap to offset any declines in the value of its portfolio assets being hedged or the increase in its cost of financial leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

In addition to the above, total return swaps are agreements where two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor, and carry similar risks to the above. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. If the Fund invests in total return swaps at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if such swaps are poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for certain swaps is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for such investments. As with interest rate swaps, if the counterparty defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a total return swap calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a total return swap would likely decline, potentially resulting in losses to the Fund.

OPTIONS RISK

The Fund may write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets), with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (which represents 15% of net assets), and purchase put options as part of its hedging strategy. As the writer of a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by us, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise. The seller of an uncovered call option assumes the risk of unlimited loss due to a theoretically unlimited loss as a result of an increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a put or call option assumes the risk of losing its entire premium invested in the option. Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in its hedging strategies.

SHORT SALES RISK

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, the Fund increasing the cost of buying the securities that were sold short to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Its obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer from which the Fund borrowed the security, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. The Fund also is required to segregate or earmark similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer regarding its turning over any payments that the Fund receives on such security (such as dividends), the Fund may not receive any payments (including interest) on the collateral deposited with such broker-dealer. The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio (which represents 45% net assets).

CREDIT DEFAULT SWAP RISK

The Fund may enter into credit default swap agreements. The credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer of a credit default swap, and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, whose value may have significantly decreased. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks and the risk of default with respect to the reference obligation itself, there is a risk of default by the counterparty to the credit default swap. Credit default swaps are also subject to illiquidity risk, leverage risk and legal and regulatory risks, as well as other risks generally associated with derivatives. For further information, see above under “Risks—Derivatives Risk,” above, and “Use of Derivatives, Options and Hedging Strategies” in the Reorganization Statement of Additional Information.

The seller of a credit default swap faces certain additional risks. The seller does not have a contractual relationship with, and may not hold any interest in, the reference entity. Accordingly, the seller has no right to directly enforce compliance by the reference entity with the terms of the reference obligation, nor will the seller have any voting or other consensual rights with respect to the reference obligation. As a result, the seller may not be able to minimize the possibility of the occurrence of a credit event. In addition, if a credit were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Furthermore, if the credit default swap is terminated prematurely at a time when the market value of the reference obligation has declined, the Fund may owe a significant termination payment to the counterparty. The Fund may need to post initial margin to a segregated collateral account in order to support its obligations and there can be no assurance that the Fund will be able to recover such collateral if the buyer becomes bankrupt or insolvent.

If the Fund is a seller of a credit default swap, the Fund will set aside liquid assets equal to the notional value of such swap.

COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk is increased the fewer counterparties the Fund works with. The Fund will experience counterparty risk in its use of certain over-the-counter derivatives and in its use of financial leverage. The risks associated with over-the-counter derivative instruments may be materially different from those associated with transactions executed on a regulated market and cleared through a counterparty, where a risk of a counterparty default is mitigated by clearing organization guarantees, daily mark-to-market and settlement. In these transactions, there will often be only one counterparty, which will increase counterparty risk. Counterparty defaults may negatively impact the Fund’s transactions and may encumber collateral the Fund may have put up to such defaulting counterparty.

CASH FLOW RISK

A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of Midstream Companies and MLPs. The amount of cash that any such company has available to pay its equity holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash available for distribution varies from month to month and is largely dependent on factors affecting the entity’s operations and factors affecting the energy industry in general. In addition to the risk factors described in this Joint Proxy Statement/Prospectus, other factors which may reduce the amount of cash an entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs. Furthermore, covenants in debt instruments issued by Midstream Companies and MLPs in which the Fund intend to invest may restrict distributions/dividends to equity holders or, in certain circumstances, may not allow distributions/dividends to be made to equity holders.

INTEREST RATE RISK

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yields for equity securities of MLPs and certain Midstream Companies are susceptible to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. This is also true for any debt investments in Midstream Companies and MLPs that the Fund anticipates making. Its investment in such securities means that the net asset value and market price of Common Shares may decline if interest rates rise because the Fund will principally invest in income producing securities (i.e., dividend paying equity securities and fixed income investments). Furthermore, rising interest rates could adversely impact the financial performance of Midstream Companies and MLPs by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. Interest rates are at or near historic lows, and as a result they are likely to rise over time.

CAPITAL MARKETS RISK

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors. As a result, the cost of raising capital in the debt and equity capital markets has increased while the ability to raise capital from those markets has diminished. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. Due to these factors, Midstream Companies and MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, Midstream Companies and MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, Midstream Companies and MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

EQUITY SECURITIES RISK

Equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. Equity security prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors’ perceptions of Midstream Companies and MLPs, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain of the Midstream Companies and MLPs in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller Midstream Companies and MLPs presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Midstream Companies and MLPs and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Midstream Companies and MLPs may be less liquid than those of larger Midstream Companies and MLPs and may experience greater price fluctuations than larger Midstream Companies and MLPs. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. MLP subordinated units in which the Fund may invest will generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors. The Fund may invest in I-Shares, which represent an indirect investment in MLP I-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

DEBT SECURITIES RISKS

Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, interest rate risk, and, depending on their quality, other special risks.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk. Below investment grade debt securities (also known as “junk bonds”) in which the Fund may invest are rated from B3 to Ba1 by Moody’s Investor Services, Inc. from B– to BB+ by Fitch Ratings, Inc. or Standard & Poor’s Financial Services LLC, a division of the McGraw-Hill Companies, Inc., or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. Government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and other unrated debt securities in which the Fund may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in its portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest. For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Objective and Policies of SMM.”

Prepayment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in its portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

RISKS ASSOCIATED WITH AN INVESTMENT IN INITIAL PUBLIC OFFERINGS (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. The Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Its investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO investments may be held a short time, and could increase portfolio turnover.

PRIVATELY HELD COMPANY RISK

Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “—Liquidity Risk” below.

LIQUIDITY RISK

Securities with limited trading volumes may display volatile or erratic price movements. Therefore, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund’s ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund’s investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund’s relatively illiquid types of investments and, at times, the Fund’s high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund were forced to sell certain of its assets in the current market, there can be no assurance that the Fund would be able to sell them for the prices at which the Fund had recorded them and the Fund would be forced to sell them at significantly lower prices.

The Fund also invests in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where the Fund has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the Fund. The Fund would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in its inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible. Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. Limitations on the resale of these securities, however, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Investing in Rule 144A securities could have the effect of increasing the level of its illiquidity to the extent we, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

The Fund’s investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, its ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

INTEREST RATE HEDGING RISK

The Fund may in the future hedge against interest rate risk resulting from its Financial Leverage. The Fund does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Fund may use for hedging purposes will expose the Fund to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, its success in using hedging instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to its interest rate risk, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Depending on the state of interest rates in general, its use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of Common Shares. To the extent that there is a decline in interest rates, the value of interest rate swaps could decline and result in a decline in the net asset value of Common Shares. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset the cost of Financial Leverage.

CONCENTRATION RISK

Its investments will be concentrated in Midstream Companies and MLPs. The focus of the Fund’s portfolio on companies within the Midstream Sector may present more risks than if its portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the Midstream Sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in Midstream Companies and MLPs. At times the performance of securities of Midstream Companies and MLPs will lag the performance of companies within other industries or the broader market as a whole. To the extent that the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and distributions can decline.

PORTFOLIO TURNOVER RISK

The Fund anticipates that its annual portfolio turnover rate will range between 30% and 50%, excluding the turnover from its hedging program, but the rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s common shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Investment Objective and Policies of SMM—Investment Practices—Portfolio Turnover.”

LEVERAGE RISK

The Fund and its subsidiary C corporation have entered into secured credit facilities with Bank of America Merrill Lynch. Under normal market conditions, the Fund intends to utilize financial leverage, which may include the use of indebtedness or the issuance of preferred shares. The Fund has no current intent to issue preferred shares. Under the 1940 Act, the Fund may use financial leverage in the form of indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use financial leverage through issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of financial leverage, immediately after such issuance. Under normal market conditions, the Fund intends to utilize financial leverage (anticipated currently to be in the form of indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such financial leverage. However, as market conditions develop, the Fund may use financial leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund anticipates that its effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of derivatives may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. Certain forms of financial leverage will have seniority in liquidation and distribution rights over the Fund’s common shares.

Financial leverage will have seniority over the Fund’s common shares and may be secured by the assets of the Fund. The Fund currently leverages its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to the Fund’s and its subsidiary’s secured credit facility. The Fund may enter into additional or replacement credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% net assets). Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of its common shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for its common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s common shares’ return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Fund’s common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Fund’s common shareholders including:

•	the likelihood of greater volatility of net asset value and market price of, and distributions on, the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to its common shareholders or will result in fluctuations in the dividends paid on the common shares;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

•	the Fund’s use of certain types of leverage will cause the investment advisory fee payable to the Adviser to be higher than if the Fund did not use leverage.

The Fund may continue to use leverage if the benefits to the Fund’s common shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

The Fund’s common shareholders bear the costs of financial leverage through higher operating expenses. Because management fees are based on SMM’s consolidated total assets and SMF’s total assets, the Fund’s use of financial leverage increases the effective management fees borne by the Fund’s common shareholders.

Financial leverage involves other risks and special considerations for Fund’s common shareholders including: the likelihood of greater volatility of net asset value and market price of, and distributions on, the Fund’s common shares than a comparable portfolio without financial leverage; the effect of financial leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of common shares; and when the Fund uses financial leverage, the investment management fee payable to the Adviser will be higher than if the Fund did not use financial leverage.

Indebtedness constitutes a substantial lien and burden by reason of the lender’s prior claim against the Fund’s net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any debt are senior to the rights of holders of the Fund’s common shares and preferred shares (if any), with respect to the payment of distributions or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to the Fund’s common shares or preferred shares (if any) unless at such time, the Fund meets certain asset coverage requirements and no event of default exists under any indebtedness. In addition, the Fund may not be permitted to pay distributions on its common shares unless all dividends on any preferred shares and/or accrued interest on Indebtedness have been paid, or set aside for payment.

In an event of default under any financial leverage, the lenders or any preferred shareholders may have the right to cause a liquidation of collateral (i.e., sell portfolio securities) and, if any such default is not cured, the lenders or any preferred shareholders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, the Fund may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales.

Certain types of financial leverage may subject the Fund to certain affirmative covenants relating to asset coverage and its portfolio composition and may impose special restrictions on its use of various investment techniques or strategies or in its ability to pay distributions on the Fund’s common shares in certain instances. In addition, the Fund may be subject to certain negative covenants relating to transactions with affiliates, reorganizations and consolidations, among others.

While the Fund may from time to time consider reducing financial leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income, net asset value and distributions associated with financial leverage, there can be no assurance that the Fund will actually reduce financial leverage in the future or that any reduction, if undertaken, will benefit its common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce financial leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in financial leverage would likely result in a reduction in income and/or total returns to the Fund’s common shareholders relative to the circumstance if the Fund had not reduced financial leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of the Fund’s common shares if the prediction were to turn out to be correct and determine, as a result, not to reduce financial leverage as described above.

Any issuance of preferred shares by the Fund would result in offering expenses and other costs, which would ultimately be borne by the Fund’s common shareholders. Fluctuations in interest rates could increase its interest or dividend payments on preferred shares and could reduce cash available for distributions on common shares. Preferred shares may be subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect its ability to pay distributions to its common shareholders in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain other types of preferred shares. To the extent the Fund may issue preferred shares, if the Fund is unable to refinance such preferred shares when they mature, the Fund may be forced to sell securities in its portfolio to repay such preferred shares. Furthermore, if the Fund does not repay the preferred shares when they mature, the Fund will trigger an event of default (which will increase the interest rate and give the holders of such preferred shares certain rights) and will trigger a higher dividend rate on any preferred shares.

The fees paid to the Adviser will be calculated on the basis of the SMM’s consolidated total assets and on the basis of SMF’s total assets, including proceeds from financial leverage. During periods in which the Fund uses financial leverage, the investment management fee payable to the Adviser may be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. See “Risk Factors and Special Considerations—Potential Conflicts of Interest Risk—Allocation of Investment Opportunities.”

Finally, the 1940 Act provides certain rights and protections for preferred shareholders that may adversely affect the interests of its common shareholders. See “Description of Securities.”

MANAGEMENT RISK—DEPENDENCE ON KEY PERSONNEL OF THE ADVISER

Its portfolio is subject to management risk because it is actively managed. The Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

The Fund depends upon the Adviser’s key personnel for its future success and upon their access to certain individuals and investments in Midstream Companies and MLPs. In particular, the Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor its investments. These individuals do not have long-term employment contracts with the Adviser, although they do have equity interests and other financial incentives to remain with the Adviser. For a description of the Adviser, see “Management of the Funds—Investment Adviser.” The Fund also depends on the senior management of the Adviser. The departure of any of its portfolio managers or the senior management of the Adviser could have a material adverse effect on its ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Adviser will remain its investment adviser or that the Fund will continue to have access to the Adviser’s industry contacts and deal flow.

POTENTIAL CONFLICTS OF INTEREST RISK—ALLOCATION OF INVESTMENT OPPORTUNITIES

Conflicts of interest may arise because the Adviser and its affiliates generally carry on substantial investment activities for other clients in which the Fund will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the

Adviser or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of its position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.

Its investment opportunities may be limited by affiliations of the Adviser or its affiliates with Midstream Companies and MLPs. In addition, to the extent that the Adviser sources and structures private investments in Midstream Companies and MLPs, certain employees of the Adviser may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although the Adviser maintains procedures to ensure that any material non-public information available to certain Adviser employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Fund could be precluded from investing in a company about which the Adviser has material non-public information.

The Adviser also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s. In particular, certain Affiliated Funds invest in Midstream Companies and MLPs. Furthermore, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Fund.

Investment decisions for the Fund are made independently from those of the Adviser’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by the Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Adviser and approved by the Board. In some cases, this system may adversely affect the price or size of the position that the Fund may obtain. In other cases, however, its ability to participate in volume transactions may produce better execution for the Fund.

The Fund and its affiliates, including Adviser managed funds that invest primarily in MLPs (“Affiliated Funds”), may be precluded from co-investing in private placements of securities, including in any portfolio companies that the Fund controls. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in the private transactions in which the Fund invests. The Adviser will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund. The policies contemplate that the Adviser will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Fund. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than the Fund to participate in such opportunities depending on the totality of the considerations, including, among other things, its available capital for investment, its existing holdings, applicable tax and diversification standards to which the Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under the exchange rules and CFTC regulations, all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes.

In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all of the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

COMPETITION RISK

There are a limited number of other companies, including other publicly traded investment companies and private funds, which may serve as alternatives to the Fund for investment in a portfolio of Midstream Companies and MLPs. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund’s ability to meet its investment objective, which in turn could adversely impact the Fund’s ability to make Distributions.

VALUATION RISK

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Fund. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than its most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so. In addition, the Fund will rely on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of Distributions to Common Shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See “Net Asset Value” in the Reorganization Statement of Additional Information.

The investment management fee paid to the Adviser is based on the value of SMM’s average monthly consolidated total assets and the value of SMF’s total assets, as periodically determined. See “Leverage Risk.” A significant percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. The Fund’s valuation committee, which includes senior management of the Adviser, will work with the Fund’s administrator and will consult with the valuation committee of the Board, as necessary, in determining the valuation of the Fund’s securities. See “Net Asset Value” in the Reorganization Statement of Additional Information.

RESTRICTED SECURITIES

The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

ANTI-TAKEOVER PROVISIONS

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of us, to convert the Fund to open-end status, or to change the composition of the Board. The Fund has also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of the Declaration of Trust classifying the Board in three classes serving staggered three-year terms, and provisions authorizing the Board, without the common shareholder approval, to cause the issuance of additional classes or series of shares and to amend the Declaration of Trust. These provisions, as well as other provisions of the Declaration of Trust and By-Laws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of the Fund’s common shareholders. As a result, these provisions may deprive its common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See “Description of Securities.”

LEGAL AND REGULATORY RISKS

Legal and regulatory changes may materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)was signed into law in July 2010. The Dodd-Frank Act requires most over-the-counter derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Fund. The effect of the Dodd-Frank Act or other regulatory changes on the Fund, while impossible to predict, could be substantial and adverse.

CFTC REGULATION RISK

The CFTC recently rescinded certain exemptions from registration requirements under the Commodity Exchange Act (“CEA”) that have been previously available to investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Notwithstanding the foregoing, with respect to the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 under the CEA. As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options as futures, exceeds a certain threshold, the Fund may become subject to regulation under the CEA, and the Adviser may be required to register as a commodity pool operator with the CFTC. In the event the Adviser is required to so register, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

TAX RISKS

In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this Joint Proxy

Statement/Prospectus. Tax matters are very complicated, and the federal, state, local and foreign tax consequences of an investment in and holding of common shares will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Risk of MLPs. Its ability to meet its investment objective will depend, in part, on the level of taxable income and distributions the Fund receives from the equity securities in which the Fund invests, a factor over which the Fund has limited control. The benefit that the Fund derives from its investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for U.S. federal income tax purposes. As a partnership, a Master Limited Partnership generally has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in a Master Limited Partnership’s business, a Master Limited Partnership were treated as a corporation for U.S. federal income tax purposes, such Master Limited Partnership would be obligated to pay U.S. federal income tax on its income at the corporate tax rate. If a Master Limited Partnership were classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by the Master Limited Partnership would be reduced and distributions received by the Fund would be taxed under U.S. federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of a Master Limited Partnership as a corporation for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of Common Shares.

Tax Risk of Subsidiary C Corporations. The Fund holds certain MLP investments through a wholly owned taxable subsidiary C corporation. Although dividends received by the Fund, as a RIC, from this taxable subsidiary and distributed to its common shareholders will not be subject to U.S. federal income taxes at the RIC level, the taxable subsidiary will generally be subject to federal and state income taxes on its income, including any income the taxable subsidiary may recognize on the sale of an interest in a Master Limited Partnership that it holds. As a result, the net return to the Fund on such investments that are held by the subsidiary will be reduced to the extent that the subsidiary is subject to income taxes.

In calculating the Fund’s daily net asset value in accordance with U.S. generally accepted accounting principles, the Fund will account for the deferred tax liability and/or asset balances of any subsidiary C corporation it uses. Any subsidiary C corporation used by the Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by it on equity securities of MLPs considered to be return of capital. Upon a subsidiary C corporation’s sale of a portfolio security, such subsidiary C corporation will be liable for previously deferred taxes. Any deferred tax liability balance of a subsidiary C corporation will reduce its net asset value.

Excise Tax Risk. In order to avoid certain excise taxes imposed on RICs, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses for the one-year period ending on November 30, the last day of its taxable year (which the Fund intends to elect to continue to use for this purpose), and (3) any ordinary income and net capital gains for preceding years that were not distributed or taxed during such years. The Fund is dependent on the underlying investments to provide the Fund with certain tax information in a timely manner in order to calculate the required distribution amount to avoid the excise tax. Although the Fund currently intends to make sufficient distributions to satisfy the annual distribution requirement and to avoid the 4% U.S. federal excise tax, the Fund can provide no assurance that the Fund will be able to do so.

Tax Treatment of Distributions. The Fund cannot assure you what percentage of the distributions paid on the Fund’s common shares, if any, will be treated as qualified dividend income, long-term capital gain or return of capital or what the tax rates on various Fund types of income or gain will be in future years. A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of its distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to its common shareholders. See “Certain U.S. Federal Tax Matters—Taxation of U.S. Shareholders.”

Failure to Qualify as a Regulated Investment Company. To qualify as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if the Fund distributes at least the sum of 90% of its “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and 90% of its net tax-exempt interest, if any, to its common shareholders on an annual basis. Any financial leverage the Fund issues in the future would subject the Fund to certain asset coverage ratio requirements under the 1940 Act as an investment company, and the Fund may be subject to financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to qualify as a RIC. If the Fund is unable to obtain cash from other sources, the Fund may fail to qualify as a RIC and, thus, may be subject to income tax as an ordinary corporation.

To qualify as a RIC, the Fund must also meet certain asset diversification requirements at the end of each quarter of each taxable year. In particular, in order to meet the asset diversification requirement for a RIC, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. A qualified publicly traded partnership is a publicly traded partnership that meet certain income source requirements.

To qualify as a RIC, the Fund must also meet certain income source requirements. In order to meet the income source requirement for a RIC, at least 90% of its gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships. Income derived from a partnership (other than a qualified publicly traded partnership) is treated for purposes of the 90% gross income test as if the income of the partnership was earned directly by the RIC. The Fund may invest in certain equity securities issued by non-traded limited partnerships, and income earned with respect to such partnerships may not be qualifying income for purposes of the 90% gross income test. Although the Fund does not anticipate income from its direct investments in the equity securities of non-traded limited partnerships to exceed the limits set forth above, the Fund cannot be certain that this will be the case. Failure to comply with the 90% gross income test may result in its having to dispose of certain investments at times the Fund would not consider advantageous in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices and may result in substantial losses.

The Fund anticipates that the MLPs in which the Fund invests will be qualified publicly traded partnerships, and the Fund will be able to invest no more than 25% of the value of its total assets directly in MLPs. The Fund also holds certain MLP investments through a wholly owned taxable subsidiary corporation. To comply with the diversification requirements described above, the Fund will be able to invest no more than 25% of the value of its total assets in this taxable subsidiary corporation. The distributions that the Fund receives from the MLPs in which the Fund invests directly (assuming they are qualified publicly traded partnerships) and from this taxable subsidiary corporation will be qualifying income for purposes of the 90% gross income test. However, the taxable subsidiary corporation will be required to pay federal and state income taxes on its taxable income and, thus, the amount of cash that the subsidiary has available to distribute to the Fund will be correspondingly reduced. The Fund has not sought and will not seek any ruling from the IRS regarding the taxation of the Fund, the common shareholders, or the taxable subsidiary corporation.

On August 2, 2013, the IRS issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of its taxable subsidiary corporation with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more MLPs. The proposed regulations would not impact Fund investment in affiliates of MLPs or other energy infrastructure companies structured as corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would likely reduce its overall investment in MLPs, whether held in the Fund directly or held by its taxable subsidiary corporation, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its investment objective and strategies.

The proposal has no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S. federal income tax. The resulting U.S. federal corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and the Common Shareholders. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special treatment. In such case, distributions to the Fund’s common shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements were satisfied.

Deferred Tax Risks of Investing in Common Shares. A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of its distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to its common shareholders.

Because any subsidiary C corporation through which the Fund indirectly invests in certain MLPs is treated as a regular taxable corporation for U.S. federal income tax purposes, such subsidiary C corporation will incur tax expenses. In calculating its daily net asset value, the Fund will, among other things, account for any subsidiary C corporation’s deferred tax liability and/or asset balances. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax assets of any subsidiary C corporation used by the Fund in connection with the calculation of its net asset value per share; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating its net asset value, the application of such final valuation allowance could have a material impact on its net asset value.

PROPOSAL 1

Reorganization

The Reorganization seeks to combine two similar and compatible Funds. Each Fund is: (i) registered as a non-diversified, closed-end management investment company under the 1940 Act, (ii) has an investment objective of providing its shareholders a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders, (iii) seeks to achieve that objective by investing primarily in the energy sector, and (iv) is managed by the Adviser. The Reorganization will also permit each Fund to pursue this investment objective and strategy in a larger fund that will continue to focus on the energy sector.

The Reorganization

The Board of Trustees of each Fund, including Independent Trustees, has unanimously approved the Reorganization Agreement. If the shareholders of SMF approve the Reorganization and the shareholders of SMM approve the issuance of SMM Common Shares (see “Proposal 2: Issuance of Additional SMM Common Shares in the Reorganization”), SMF will contribute all of its assets to SMM in exchange for newly issued SMM Common Shares and the assumption by SMM of the liabilities of SMF and shareholders of SMF will become shareholders of SMM. As a result of the Reorganization, each common share of SMF will be replaced with newly issued SMM Common Shares. The aggregate NAV of SMM Common Shares received by SMF common shareholders in the Reorganization will equal the aggregate NAV of SMF common shares held on the business day immediately prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. SMF will cease its separate existence under Delaware law and terminate its registration under the 1940 Act. SMM will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

If the Reorganization is not approved by shareholders of SMF, or if the issuance of SMM Common Shares is not approved by SMM’s shareholders, SMF and SMM will continue to operate as standalone Delaware statutory trusts advised by the Adviser. The Board of Trustees of each Fund would consider what additional action, if any, to take, including re-proposing the Reorganization, and each Fund would continue its investment activities in the normal course.

REASONS FOR THE REORGANIZATION

The Board of Trustees of each Fund believes that the Reorganization will benefit shareholders of the Funds, based on a number of factors. The factors considered by the Board of Trustees of each Fund with regard to the Reorganization include, but are not limited to, the following:

•	The Funds have similar and compatible ongoing investment strategies and portfolios focused on energy infrastructure investments, particularly those organized as MLPs.

Since their inceptions in 2011 and 2012, respectively, SMF and SMM have both focused on publicly traded master limited partnerships (“MLPs”) in the energy sector, the primary difference being that SMF invests 80% of its assets in MLPs and Energy Companies (being companies that own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy-related services) while SMM invests 80% of its assets in MLPs and Midstream Companies. The Reorganization will permit SMF and SMM to pursue their investment strategies in a larger fund.

•	The Reorganization may create the opportunity for enhanced market liquidity over the long-term.

Following the Reorganization, a larger market capitalization of the Combined Fund may provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. As of May 31, 2014, SMM’s and SMF’s market capitalization was approximately $255.4 million and $235.4 million, respectively. If the Reorganization closed on May 31, 2014, all else being equal, the aggregate market capitalization of the Combined Fund would be approximately $490.8 million, a market capitalization significantly larger than that of either Fund prior to the Reorganization.

•	The expectation of cost savings through the reduction of duplicative fixed expenses, a reduction in variable expenses.

With respect to SMF shareholders, it is estimated that the Combined Fund will see an aggregate cost savings of approximately $564,315 annually through operating cost savings and greater economies of scale. With respect to SMM shareholders, it is anticipated that, immediately after the Reorganization, the Combined Fund will have slightly higher operating expenses due to SMF having higher interest payments on borrowed funds and subsidiary deferred income tax expenses. Each Fund incurs both fixed expenses (e.g., board fees, regulatory filing fees, printing fees, legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative and there may also be an opportunity to reduce variable expenses over time in a Combined Fund by taking advantage of lower fees associated with higher asset levels and greater combined economies of scale.

•	The larger asset base of the Combined Fund may provide greater operational financial flexibility.

The amount of leverage as a percentage of total assets following the Reorganization is not expected to significantly change from that of each Fund on a standalone basis as a result of the Reorganization. As of May 31, 2014, SMM and SMF had total leverage outstanding of $113.3 million and $106.9 million, respectively, representing 27.86% and 29.31% of total assets, respectively. If the Reorganization had closed on May 31, 2014, all else being equal, the total leverage of the Combined Fund would have been $220.2 million, representing 28.54% of total assets. The larger asset base of the Combined Fund may provide (i) greater operational financial flexibility, (ii) access to attractive leverage terms and (iii) a wider range of leverage alternatives.

•	The expectation of a similar distribution policy

We expect that the Combined Fund will have a similar distribution policy as the standalone Funds currently have, with no adverse impact expected to the payment of quarterly distributions to shareholders. Additionally, we believe that there is potential for aggregate distribution growth going forward as a result of anticipated accretion to distributable cash flow. The actual distributions received and costs may be different than current or expected levels.

•	No gain or loss is expected to be recognized by shareholders of the Funds for U.S. federal income tax purposes as a result of the Reorganization, although the Internal Revenue Service may take a contrary position.

The Reorganization is intended to qualify as tax-free for federal income tax purposes. Shareholders of SMM and SMF are not expected to recognize any gain or loss for federal income tax purposes as a result of the Reorganization. See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The expectation that SMM shareholders should carry over to SMM the same aggregate tax basis if the Reorganization is treated as tax-free as intended.

Based on the intended tax treatment of the Reorganization, the aggregate tax basis of SMM common shares received by a shareholder of SMF should be the same as the aggregate tax basis of the common shares of SMF surrendered in exchange therefore. See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The exchange will take place at the Funds’ relative net asset values.

The aggregate net asset value of the SMM shares that SMF shareholders will receive in the Reorganization is expected to equal the aggregate net asset value that SMF shareholders owned immediately prior to the Reorganization.

•	Shareholder rights are expected to be preserved.

The Funds are organized as Delaware statutory trusts. Common shareholders of each of SMM and SMF have substantially identical voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion, or exchange rights.

•	The Adviser is expected to continue to manage the Combined Fund.

The Funds will retain consistency of management. Shareholders of the Combined Fund may benefit from the continuing experience and expertise of the Adviser and its commitment to the similar investment style and strategies to be used in managing the assets of the Combined Fund.

•	The relative performance history of each Fund.

As part of the consideration for the Reorganization, the Board of Trustees of each Fund reviewed and evaluated the relative performance history of each Fund over different time periods compared to each other. While past performance cannot predict future results, the performance of SMM was stronger than that of SMF.

Considering the reasons outlined above and other reasons, the Board of Trustees of each Fund unanimously concluded that consummation of the Reorganization is in the best interests of each Fund and its shareholders. The approval determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

INVESTMENT OBJECTIVE AND POLICIES OF SMM

SMF and SMM have substantially identical investment objectives and policies, invest in the same markets and present the same general risks, except that SMF seeks to achieve its investment objective by investing at least 80% of its total assets in securities of MLPs and Energy Companies, and SMM seeks to do so by investing at least 80% of its total assets in securities of Midstream Companies and MLPs. Below is a discussion of SMM’s investment objective and strategies.

Investment Objective

SMM’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its Common Shareholders. The Fund’s investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding voting securities.” As defined under the 1940 Act and when used with respect to the Fund’s voting securities, a “majority of the outstanding voting securities” means a vote of (i) 67% or more of the shares present or represented by proxy at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

The remainder of the Fund’s investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board without the approval of the holders of a majority of its voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The Fund has adopted the following non-fundamental investment policies for investment during normal market conditions:

•	The Fund will invest at least 80% of its total assets in securities of Midstream Companies and MLPs.

•	The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, common shares, preferred shares and convertible securities in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies.

•	The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets (which represents 37.5% of net assets) in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes, or investments made into MLPs by any of the Fund’s subsidiary corporations taxable under Subchapter C of the Code, owned by the Fund (“subsidiary C corporation”).

•	The Fund may invest up to but not more than 25% of its total assets (which represents 37.5% of net assets) into subsidiary C corporations which in turn may invest up to 100% of their assets into equity or debt securities of MLPs.

•	The Fund may invest up to but not more than 30% of its total assets (which represents 45% of net assets) in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. However, no more than 10% of its total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

•	The Fund may invest up to but not more than 25% of its total assets (which represents 37.5% of net assets) in debt securities of Energy Companies. All or a portion of the Fund’s debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 10% of the Fund’s total assets (which represents 15% of net assets) may be invested in debt securities rated CCC+/Caa1 or lower. Debt securities that are rated below investment grade are commonly referred to as “high yield” or “junk.” Investing in junk bonds is speculative and presents a high degree of risk. See “Risk Factors and Special Considerations—Debt Securities Risks.” For the purposes of determining if an investment satisfies this test, the Advisor will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.

•	The Fund may invest up to, but not more than, 10% of its total assets (which represents 15% of net assets) in any single issuer other than any subsidiary C corporation owned by the Fund.

•	The Fund may write covered call options on up to 30% of the value of total assets (which represents 45% of net assets) in its portfolio for the purpose of generating realized gains as part of the Fund’s hedging strategy.

•	The Fund utilizes financial leverage, presently in the form of bank debt (“Indebtedness”), but which in the future could be in the form of the issuance of preferred shares (together with Indebtedness, “Financial Leverage”). Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of derivatives may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. See “Use of Leverage,” below.

Midstream companies own or operate midstream assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering natural gas, natural gas liquids, crude oil or refined products or coal and MLPs are publicly traded limited partnerships or limited liability companies that are treated as partnerships for U.S. federal income tax purposes. The Fund intends to utilize an option strategy in an effort to enhance returns. The options strategy is intended to generate returns from options premiums as a means to enhance distributions to its Common Shareholders. There can be no assurance that the Fund will achieve its investment objective.

The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of its total assets in securities of Midstream Companies and MLPs, the Fund will be required to make future purchases of securities in a manner so as to bring the Fund into compliance with the Fund’s 80% policy. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund will invest in companies of any market capitalization.

USE OF LEVERAGE

As noted above, the Fund generally seeks to enhance its total returns through the use of financial leverage, presently in the form of indebtedness, but which in the future could be in the form of the issuance of preferred shares. Under the 1940 Act, the Fund may use financial leverage in the form of indebtedness in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowing, and may use financial leverage through issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets, including assets obtained through the use of financial leverage, immediately after such issuance. Under normal market conditions, the Fund utilizes financial leverage (currently in the form of indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such financial leverage. However, as market conditions develop, the Fund may use financial leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of derivatives may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations. The Fund may not be leveraged at all times and the amount of financial leverage, if any, may vary depending on a variety of factors, including the costs that the Fund would incur as a result of leverage, market conditions and available investment opportunities. Financial leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s common shareholders than if leverage is not used.

The Fund and its subsidiary C corporation have entered into secured credit facilities with Bank of America Merrill Lynch. As of May 31, 2014, average consolidated outstanding borrowings were $111.6 million for SMM and $97.2 million for SMF, at a weighted average interest rate of 0.91%. Borrowings under the credit facilities are secured by the assets of the Fund.

The Fund may enter into additional or replacement credit facilities that may represent an aggregate amount up to 33 1/3% of total assets (which represents 50% of net assets). The use of leverage involves increased risk, including increased variability of the Fund’s net income, Distributions and net asset value in relation to market changes. There is no assurance that the Fund will continue to use leverage. Certain forms of financial leverage may have seniority over common shares.

The fees paid to the Adviser will be calculated on the basis of the SMM’s consolidated total assets and on the basis of SMF’s total assets, in each case including proceeds from financial leverage. During periods in which the Fund uses Financial Leverage, the investment management fee payable to the Adviser may be higher than if the Fund did not use a leveraged capital structure. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board monitors the Fund’s financial leverage and this potential conflict. The use of financial leverage creates risks and involves special considerations. See “Risk Factors and Special Considerations —Potential Conflicts of Interest Risk—Allocation of Investment Opportunities.”

There can be no assurance that a leveraging strategy will continue to be used or that it will be successful during any period in which it is used. The use of Financial Leverage involves significant risks. See “Risk Factors and Special Considerations —Leverage Risk.”

OPTIONS, COVERED CALLS, HEDGING AND OTHER STRATEGIES

The Fund currently may write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets) in an effort to enhance returns. The Fund primarily writes out-of-the-money covered calls that typically have a duration of one to three months. This option strategy is intended to generate returns from options premiums as a means to enhance distributions to the Fund’s common shareholders. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When the Fund writes call options or purchase put options, it bears the market risk of an unfavorable change in the price of the security underlying the written option. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of its financial leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on Financial Leverage resulting from increases in both short-term and long-term interest rates. A majority of the Fund’s interest rate hedges are interest rate swap contracts with financial institutions.

The Fund also may use various hedging and other risk management strategies to seek to manage various Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts. As part of its hedging and risk management strategy, the Fund may write uncovered call options and purchase put options. The risks with regard to covered options are heightened when the Fund writes uncovered call options, because such call options are not hedged by portfolio securities, and any loss is potentially unlimited. While writing uncovered call options can have speculative characteristics, the Fund does not intend to use such strategies for speculation and, if such strategy is used, intends to do so as part of the Fund’s hedging strategy. The Fund also may use hedging techniques such as short sales on various indices, futures (including the S&P 500 Index®), credit default swaps, commodities and interest rates. The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio (which represents 45% of net assets). The Fund also may write uncovered call options and purchase put options on the S&P 500 Index® in order to mitigate risks to the portfolio as described further below. The Fund intends to limit the nominal value of credit default swaps that it has written to 30% of the value of total assets in its portfolio (which represents 45% of net assets). See “Risk Factors and Special Considerations—Credit Default Swap Risk” and ‘—Options Risk.”

The Fund may use arbitrage and other strategies to try to generate additional return and protect the downside risk of the portfolio. As part of such strategies, the Fund may purchase call options or put options and enter into total return swap contracts. A total return swap is a contract between two parties designed to replicate the economics of directly owning or shorting a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts (as defined in the Reorganization Statement of Additional Information). Any such investments will be less than 5% of the Fund’s portfolio.

In addition, the Fund may engage in short sales. With a long position, the Fund purchases a stock outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. See “Risk Factors and Special Considerations —Short Sales Risk.” The Fund intends to limit its use of short sales to 30% of the value of total assets in its portfolio (which represents 45% of net assets).

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”), if consistent with the Fund’s investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs, all of which will be borne indirectly by the Common Shareholders. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

CHARACTERISTICS OF THE MIDSTREAM SECTOR

For the reasons discussed below, the Adviser believes that the returns for securities issued by companies in the Midstream Sector have the potential to be more attractive on a risk-adjusted basis than investments in other industries.

•	Stable cash flows. The Fund’s investments will be focused on companies that have relatively stable cash flows. In particular, the Adviser believes that a substantial portion of the revenues generated by Midstream MLPs and Midstream Companies are derived from customer contracts that are fee-based and have limited commodity price risk. In addition, the fees or tariffs that many Midstream MLPs and Midstream Companies charge their customers are often regulated at the federal or state level and are often subject to escalation based on the rate of inflation.

•	High barriers to entry. Due to the high cost of construction and the extensive time required to obtain all of the necessary environmental and regulatory approvals to construct new Midstream Assets, the barriers to enter the Midstream Sector are high. As a result, an existing network of Midstream Assets may be difficult to replicate. These barriers to entry create a competitive advantage for existing Midstream MLPs and Midstream Companies with significant operations.

•	Strategically important assets with market opportunity for growth. Midstream MLPs and Midstream Companies operate assets that are used in the energy sector, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal that are necessary for providing consumers access to energy-related products. The long-lived assets these companies operate help transport energy from its point of production to its end user. In addition, shifts in domestic supply locations have created the need for additional Midstream Assets. The Adviser believes that Midstream MLPs and Midstream Companies are well positioned to build and operate these necessary assets at attractive rates of return.

COMPETITIVE STRENGTHS

The Adviser believes it is particularly qualified and positioned to identify attractive investments in Midstream Companies and MLPs due to the following:

•	Market knowledge, industry relationships and sourcing network. The Adviser is centrally located in Houston, Texas near Midstream Companies and MLPs and assets in the Midstream and Energy Sectors, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal. In addition, the Adviser believes that its market knowledge, experience and industry relationships will enable it to recognize long-term trends in the Midstream Sector and to identify differences in value among individual investment opportunities.

•	Research expertise. The Adviser’s investment team includes individuals with extensive fundamental research expertise. The Adviser believes that this expertise will enable it to identify investments that offer superior potential for income and capital appreciation. In addition, the Adviser maintains proprietary financial forecast models for a number of the MLPs in the MLP Universe and other Energy Companies that meet the investment criteria for the Fund.

•	Hedging Expertise. The Adviser’s investment team has considerable experience in hedging MLP portfolios and currently manages in excess of $640.7 million in MLP long/short hedge fund assets as of May 31, 2014. The team has experience hedging against interest rate, equity risks, commodity risk and credit risks as part of its overall hedging strategy. In addition, the Adviser’s Chief Investment Officer has extensive experience hedging multi-billion dollar institutional investment portfolios and will work closely with the investment team to implement the Fund’s top-down hedging strategy.

•	Access to investments typically unavailable to retail investors. In addition to publicly traded MLPs and Midstream Companies, the Fund may invest up to 30% of its total assets (which represents 45% of net assets) in MLPs and Energy Companies through direct placements in unregistered or otherwise restricted securities and PIPEs. In addition, up to 10% of the Fund’s total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. Direct placements and investments in privately held companies offer the potential for increased returns, but are usually available only to a limited number of institutional investors, like the Fund. See “Risk Factors and Special Considerations—Privately Held Companies Risk.”

•	Potential benefits from collective exposure to investments in the sector compared to directly holding such investments. The Fund seeks to provide an efficient vehicle through which the Fund’s holders may invest in MLPs and Midstream Companies. An investment in the Fund offers investors several potential advantages compared to direct investments in the sector, including the following:

•	Broad exposure. An investment in the Fund offers through a single investment vehicle broader exposure among investments in the sector than would be possible individually for most investors.

•	Simplified tax reporting. Investors in the Fund, while gaining exposure to multiple investments in the sector, will receive a single Form 1099, while direct investors would receive a Schedule K-1 from each Master Limited Partnership in which they invest. Direct investors also may be required to file state income tax returns for multiple states in which the Master Limited Partnership operates, while investors in the Fund will not be required to file state income tax returns in any state in which they are not otherwise required to file tax returns.

•	Potential for inclusion in IRAs and other retirement accounts. Because the Fund’s distributions are not considered unrelated business taxable income (“UBTI”), IRAs, 401(k) plans and other employee benefit plans may invest in the Fund without the adverse tax consequences that would arise from a direct investment in MLPs by such investors.

•	Certain potential benefits for non-U.S. investors. A non-U.S. common shareholder generally would not be subject to regular net based U.S. federal income tax and associated return filing requirements as a result of an investment in the Fund, provided that the non-U.S. common shareholder’s investment in the Fund is not effectively connected with the common shareholder’s conduct of a trade or business in the United States, although U.S. withholding taxes will apply to Fund distributions to such common shareholders. Non-U.S. Common Shareholders would generally be subject to regular net-based U.S. federal income tax on income from direct investments in MLPs that are treated as effectively connected with a U.S. trade or business.

DESCRIPTION OF MIDSTREAM ASSETS

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products, such as natural gas and natural gas liquids and oil (i.e., where it is produced), and the end users (i.e., where it is consumed). Midstream Assets include those assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treatment plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the United States to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which may consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck and ships from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by FERC or a similar state agency.

DESCRIPTION OF MLPs

MLPs are entities that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. MLPs are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a Master Limited Partnership, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the Master Limited Partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid either to common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such Master Limited Partnership.

The MLPs in which the Fund may directly or indirectly invest are currently classified by the Fund as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services.

As described below, the Fund further sub-categorized these MLPs into the following groups:

•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

•	MLPs other than Midstream MLPs that operate other assets (i) that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

•	“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

•

“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	MLPs may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for U.S. federal tax treatment as partnerships.

DESCRIPTION OF MIDSTREAM COMPANIES

Midstream Companies are companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

DESCRIPTION OF ENERGY COMPANIES

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, distributing, marketing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this Joint Proxy Statement/Prospectus, Other Energy Companies include all of the types of companies described above except MLPs and Midstream Companies.

THE FUND’S PORTFOLIO

At any given time, it is expected that the Fund’s portfolio will have some or all of the following types of investments: (i) equity securities of MLPs, such as Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Companies, (iii) equity securities of Upstream MLPs, Coal MLPs and Propane MLPs, (iv) equity securities of Other Energy Companies and (iv) debt securities of Energy Companies (including Midstream MLPs and Midstream Companies). It is expected that the focus of the Fund’s portfolio investments will be in securities of Midstream MLPs and Midstream Companies. A description of the Fund’s investment policies and restrictions and more information about its portfolio investments are contained in this Joint Proxy Statement/Prospectus and the Reorganization Statement of Additional Information. See “Investment Objective” and “Investment Policies” in the Reorganization Statement of Additional Information.

INVESTMENT PRACTICES

Interest Rate Swaps. The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of its Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on Financial Leverage resulting from increases in both short-term and long-term interest rates. A majority of the Fund’s interest rate hedges are interest rate swap contracts with financial institutions.

Use of Short Sales, Arbitrage and Other Derivative-Based Strategies. The Fund may engage in short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) purchase call options or put options; or (ii) enter into total return swap contracts. With a long position, the Fund purchases a security outright; whereas with a short position, the Fund would sell a security that it does not own and must borrow to meet its settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying security decreases or increases, respectively, between the time the security is sold and when the Fund replaces the borrowed security. See “Risk Factors and Special Considerations —Short Sales Risk.” The Fund does not intend to have short positions that exceed 30% of the value of total assets in its portfolio (which represents 45% of net assets). A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts (as defined in the Reorganization Statement of Additional Information). Any such investments will be less than 5% of the Fund’s total assets (which represents 7.5% net assets). The Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation” or “earmarking”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” short positions and open positions with respect to certain kinds of derivatives instruments. With respect to short positions, the Fund sets aside liquid assets equal to the daily marked-to-market value of the short positions, and with respect to cash settled total return swaps the Fund sets aside liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

Options Strategy. The Fund currently may write covered call options on portfolio positions, in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets) with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (approximately 15% of net assets), and purchase put options as part of its hedging strategy (as discussed below). This option strategy is intended to generate returns from options premiums as a means to enhance distributions to the Fund’s common shareholders. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it has the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When the Fund writes call options or purchases put options, it bears the market risk of an unfavorable change in the price of the security underlying the written option. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

Other Risk Management Strategies. The Fund also may use various Fund hedging and other risk management strategies to seek to manage various Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes and entering into total return swap contracts.

As part of its hedging and risk management strategy, the Fund may write uncovered call options and purchase put options. The above risks with regard to covered options are heightened when the Fund writes uncovered call options, because such call options are not hedged by portfolio securities, and any loss is potentially unlimited. While writing uncovered call options can have speculative characteristics, the Fund does not intend to use such strategies for speculation and, if such strategy is used, intends to do so as part of the Fund’s hedging strategy. The Fund also may use hedging techniques such as short sales on various indices futures (including the S&P 500 Index®), credit default swaps, commodities and interest rates. The Fund also may write uncovered call options and purchase put options on the S&P 500 Index® in order to mitigate risks to the portfolio as described further below. See “Risk Factors and Special Considerations —Credit Default Swap Risk” and “—Options Risk.”

IPOs. The Fund may invest a portion of its assets in shares of IPOs, if consistent with the Fund’s investment objective and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as such fund’s asset size increases, which could reduce such fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO shares for a very short period of time. This may increase turnover and may lead to increased expenses, such as commissions and transaction costs all of which will be borne indirectly by the Fund’s common shareholder. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Portfolio Turnover . The Fund anticipates that its annual portfolio turnover rate will range between 30% and 50%, excluding the turnover from its hedging program, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the Fund’s common shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund and thus indirectly borne by the Fund’s common shareholders.

COMPARISON OF THE FUNDS

	SMM	SMF
Organization	Each Fund is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the 1940 Act.

Fiscal Year End Date	November 30 for each Fund

Investment Adviser	Salient Capital Advisors, LLC is the investment adviser for each Fund.

Investment Advisory Fee Structure	SMM pays the Adviser a fee equal on an annual basis to 1.20% of SMM’s average monthly consolidated total assets. See “Management of the Funds – Compensation and Expenses.”	SMF pays the Adviser a fee equal on an annual basis to 1.20% of SMF’s average monthly total assets. See “Management of the Funds – Compensation and Expenses.”

Net Assets as of May 31, 2014	$273,308,672	$236,207,573

Listing of Common Shares	NYSE under the symbol “SMM”	NYSE under the symbol “SMF”

Investment Objective	A high level of total return with an emphasis on making quarterly cash distributions paid to shareholders.	A high level of total return with an emphasis on making quarterly cash distributions paid to shareholders.

Fundamental Investment Policies

Each of the Funds has substantially identical fundamental investment policies. For a complete listing of these fundamental investment policies see “See “Proposal 1: Reorganization —Investment Objective and Policies of SMM.”

Tax Treatment	Each Fund is not a tax-paying entity, however each Fund’s subsidiary C corporation is taxed as a regular corporation.

	SMM	SMF
Leverage	Each Fund may borrow money, issue preferred shares or issue other senior securities to the extent permitted by the 1940 Act.

	SMM and its subsidiary C corporation, have each entered into a credit facility providing $110 million and $34 million in credit, respectively. As of May 31, 2014, SMM had $113.3 million outstanding under the credit facility. SMM’s credit facility expires on June 22, 2015.	SMF and its subsidiary C corporation, have each entered into a credit facility providing $93 million and $41 million in credit, respectively. As of May 31, 2014, SMF had $106.9 million outstanding under the credit facility. SMF’s credit facility expires on June 22, 2015.

MANAGEMENT OF THE FUNDS

Trustees and Officers

Each Fund’s business and affairs are managed under the direction of its Board of Trustees. Accordingly, each Fund’s Board of Trustees provides broad supervision over its affairs, including supervision of the duties performed by the Adviser. Each Fund’s officers are responsible for its day-to-day operations. The names, ages and addresses of each of the Fund’s trustees and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the Reorganization Statement of Additional Information. Each trustee and officer will hold office until his or her successor is duly elected and qualified, or until he or she resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each trustee and officer is 4265 San Felipe, 8th Floor, Houston, TX 77027. Each Fund’s Board of Trustees consists of a majority of trustees who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser

Pursuant to investment advisory agreements, the Adviser provides each Fund with investment research and advice and furnishes it with an investment program consistent with its investment objective and policies, subject to the supervision of its Board of Trustees. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund’s securities transactions and reports to its Board of Trustees on its investments and performance.

The Adviser is located at 4265 San Felipe, 8th Floor, Houston, TX 77027. As of May 31, 2014, the Adviser managed assets of approximately $4.8 billion, including $3.8 billion in Midstream Companies and MLPs. The Adviser and its affiliates managed assets of approximately $20.1 billion as of May 31, 2014.

The Adviser’s management of the Fund’s portfolio is led jointly and primarily by portfolio managers Gregory A. Reid and Frank “Ted” Gardner, with risk management overseen by Lee Partridge, Salient’s Chief Investment Officer. The Fund’s portfolio managers draw on the research and analytical support of the entire investment team at Salient, as well as the experience and expertise of Salient’s founders, John A. Blaisdell, Andrew B. Linbeck and Jeremy Radcliffe. In addition, the portfolio managers are supported by an experienced compliance and financial accounting team headed by Paul A. Bachtold, the Adviser’s Chief Compliance Officer, and John E. Price, the Adviser’s Chief Financial Officer.

Gregory A. Reid serves as President and Chief Executive Officer of Salient’s MLP Business and Portfolio Manager for the various MLP strategies. Prior to joining Salient in January 2011, Mr. Reid served as the Founder and Chief Executive Officer from 2010 to 2011 of the Adviser, then known as RDG Capital LLC (“RDG”), a Houston-based asset management firm specializing in MLP and energy sector investments that was spun off from Telemus Capital Partners (“Telemus”) in June 2010. Salient acquired RDG in January 2011 and renamed the company “Salient Capital Advisors, LLC.” Mr. Reid was Managing Partner of Telemus’ Houston office from May 2007 to June 2010 at which time he formed RDG to acquire Telemus. Prior to joining Telemus in 2007, Mr. Reid was employed by Merrill Lynch’s Private Banking Group from 1997 to 2007 and he was employed by Goldman Sachs from 1991 to 1997. Mr. Reid has over 15 years of experience investing in MLPs and Energy Companies dating back to his employment at Goldman Sachs in 1995. Mr. Reid received his undergraduate degree from Texas A&M University in 1987 and his MBA from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991, and he later earned his Certified Investment Management Analyst designation from the Wharton School at the University of Pennsylvania. In addition, Mr. Reid is registered with the Financial Industry Regulatory Authority as a General Securities Representative and a General Securities Principal.

Frank T. Gardner III serves as a Managing Director and Portfolio Manager for the Adviser. Prior to joining Adviser in early 2011, Mr. Gardner was a Portfolio Manager and Director of Research for RDG from 2010 to 2011. Prior to RDG, Mr. Gardner was a Portfolio Manager for Telemus from 2007 to 2010. Prior to joining Telemus, he was an MLP research analyst for Raymond James Equity Research (“Raymond James”) from 2004 to 2007. During his tenure at Raymond James, he followed 35 public MLPs and initiated coverage on 22 MLPs in the midstream, maritime, coal and refining industries. He was also actively involved in due diligence related to Raymond James’ investment banking transactions. Prior to joining Raymond James, Mr. Gardner was a financial advisor at UBS Financial Services. Mr. Gardner earned a Bachelor of Business Administration degree from The University of Texas at Austin and an MBA from the University of St. Thomas. He is also a CFA Charterholder.

John A. Blaisdell is the Chief Executive Officer and a Managing Director of the Adviser and a founding partner of Salient. Prior to joining Salient in December 2002, Mr. Blaisdell served as Chief Executive Officer of Wincrest Ventures, LP (“Wincrest”), a private investment holding company for a high-net-worth Texas family from 1997 to December 2002. At Wincrest, he developed and managed large portfolios broadly diversified across a range of asset classes, executed several large private equity transactions, and served in various financial and wealth advisory capacities. Prior to joining Wincrest, Mr. Blaisdell was a partner, President and Chief Operating Officer of Leisure Management International (“LMI”) for seven years. Under his leadership, LMI grew to become one of the industry leaders in the management of sports and entertainment facilities around the world. Mr. Blaisdell has served on the Board of Trustees of many public, private and charitable organizations in Florida and Texas. Mr. Blaisdell received a Bachelor of Science degree from Barry University in 1983 and an MBA from the University of Miami in 1987.

Andrew B. Linbeck is a Managing Director of the Adviser. Prior to co-founding Salient in August 2002, Mr. Linbeck was a partner and executive officer of The Redstone Companies, L.P., a Houston based investment firm, and certain affiliates thereof (collectively “Redstone”) from 1998 through 2002. Prior thereto, Mr. Linbeck served as an Executive Vice President for PaineWebber, Inc. from 1994 to 1998. He began his career in the financial services industry in 1987 at Kidder, Peabody & Co. He serves on the boards of and is an advisor to several non-profit organizations. Mr. Linbeck received a Bachelor of Arts degree from the University of Notre Dame in 1987, and later graduated from the Executive Management Program at the Jones School of Business at Rice University in 1994.

Jeremy Radcliffe is a Managing Director and the Chief Operating Officer of Salient, where his primary responsibility is managing the daily operations of the firm. Prior to forming Salient in 2002, he was a partner and managed certain of the private equity investments of Redstone from 1998 to 2002. A native Houstonian, Mr. Radcliffe is a magna cum laude graduate of Princeton University (1996), where he earned an Artium Baccalaureatus degree in Classics while specializing in Latin, Roman history and architecture.

Paul A. Bachtold is Chief Compliance Officer for Salient. Prior to joining Salient in 2010, Mr. Bachtold served as the President of Bachtold & Associates from 2008 to 2010. Mr. Bachtold was previously with Barclays Global Investors, N.A. from 2005 to 2008, and Wells Fargo Bank, N.A. from 2000 to 2005. Mr. Bachtold received his undergraduate degree from Augustana College in 1996 and an MBA from St. Mary’s College in 2003.

John E. Price is the Chief Financial Officer and a Managing Director of Salient. He also serves as the Principal Financial Officer and Treasurer on the firm’s investment funds. Prior to joining Salient in 2003, Mr. Price assisted in the creation and establishment of a family office and private investment holding company for a high net worth Houston family, where he was employed from 1997 to 2003. From 1993 to 1997, Mr. Price was with Arthur Andersen, L.L.P., where he was a Manager in the Assurance and Business Advisory Services department. Prior thereto, Mr. Price was an analyst and later a broker for a regional commercial insurance wholesaler. He earned his undergraduate degree in Accounting, summa cum laude, from Texas Christian University. He obtained his Masters of Business Administration, graduating with honors, from the Executive MBA Program at Rice University. Mr. Price is a licensed Certified Public Accountant and is a member of the Texas Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

Ben Hunt is the Chief Risk Officer of Salient Partners, L.P., a $20.8 billion investment management firm based in Houston, Texas.1 Dr. Hunt is an experienced portfolio and risk manager, as well as the author of Epsilon Theory, a popular weekly newsletter for money managers and investors that examines the capital markets through the lenses of game theory and history. As Chief Risk Officer, Dr. Hunt is tasked with identifying and mitigating investment-related and other types of risks on behalf of Salient and its clients. He will also continue to write and distribute Epsilon Theory, which has more than 7,000 direct subscribers, and contribute to the messaging and positioning of Salient’s products and services. Prior to publishing Epsilon Theory, Dr. Hunt was a portfolio manager for long/short equity hedge funds at Iridian Asset Management and Tiedemann Investment Group. He was also a risk manager for these funds, where he developed proprietary risk management and portfolio management tools. Dr. Hunt has been the founder or co-founder of three technology companies, and he was a tenured professor in Political Science at Southern Methodist University with a ten year academic career. Dr. Hunt received his Ph.D. from Harvard University in 1991, and he is the author or co-author of two books on international politics and applications of game theory and econometric analysis.

The Reorganization Statement of Additional Information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of SMM’s securities by the portfolio managers listed above.

Compensation and Expenses

Salient Midstream & MLP Fund. Pursuant to an investment management agreement, the Adviser provides the Fund with portfolio investment services and management and administrative assistance in connection with the operation of the Fund in return for a management fee. Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Fund has pays the Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of the average monthly consolidated total assets of the Fund.

For purposes of calculating the management fee, the “average monthly consolidated total assets” for each monthly period are determined by averaging the consolidated total assets on the last business day of that month with the consolidated total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Fund’s consolidated total assets shall be equal to the Fund’s consolidated gross asset value (which includes assets attributable to or proceeds from the Fund’s use of financial leverage), minus the sum of the Fund’s accrued and unpaid distributions on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred shares and accrued consolidated liabilities (other than liabilities associated with borrowings or leverage utilized and any accrued tax liabilities). Liabilities associated with borrowings or leverage utilized by the Fund, for purposes of the previous sentence, include the principal amount of any debt that the Fund or any subsidiary issues, the liquidation value of any outstanding preferred shares, and other liabilities including but not limited to short positions and put or call options held or written by the Fund or any subsidiary C corporation it uses.

The advisory agreement may be continued from year to year as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Trustees in January 2014. A discussion regarding the basis of the Board of Trustee’ decision to approve the continuation of the advisory agreement is available in SMM’s Semi-Annual Report to shareholders for the reporting period ended May 31, 2014.

Salient MLP & Energy Infrastructure Fund. Pursuant to an investment management agreement, the Adviser provides the Fund with portfolio investment services and management and administrative assistance in connection with the operation of the Fund in return for a management fee. Under the terms of the Investment Management Agreement between the Fund and the Adviser, the Fund pays the Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of the Fund’s average monthly total assets.

For purposes of calculating the management fee, the “average monthly total assets” for each monthly period are determined by averaging the total assets on the last business day of that month with the total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Fund’s total assets shall be equal to the Fund’s gross asset value (which includes assets attributable to or proceeds from the Fund’s use of financial leverage), minus the sum of the Fund’s accrued and unpaid distributions on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred shares (if any) and accrued liabilities (other than liabilities associated with borrowings or leverage utilized by the Fund and any accrued tax liabilities). Liabilities associated with borrowings or leverage, for purposes of the preceding sentence, include, with respect to financial leverage, the principal amount of any debt that the Fund issues, the liquidation value of any outstanding preferred shares (if any), as well as other liabilities such as short positions and put or call options held or written by the Fund.

The advisory agreement may be continued from year to year as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Trustees in January 2014. A discussion regarding the basis of the Board of Trustees’ decision to approve the continuation of the advisory agreement is available in SMF’s Semi-Annual Report to shareholders for the reporting period ended May 31, 2013.

Combined Fund. The Combined Fund will pay the Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of the average monthly consolidated total assets of the Fund.

For purposes of calculating the management fee, the “average monthly consolidated total assets” for each monthly period will be determined by averaging the consolidated total assets on the last business day of that month with the total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Fund’s consolidated total assets shall be equal to the Fund’s consolidated gross asset value (which includes assets attributable to or proceeds from the Fund’s use of financial leverage), minus the sum of the Fund’s accrued and unpaid distributions on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred shares and accrued consolidated liabilities (other than liabilities associated with borrowings or leverage utilized and any accrued tax liabilities). Liabilities associated with borrowings or leverage utilized by the Fund, for purposes of the previous sentence, include the principal amount of any debt that the Fund or any subsidiary issues, the liquidation value of any outstanding preferred shares, and other liabilities including but not limited to short positions and put or call options held or written by the Fund or any subsidiary C corporation it uses.

SMM and SMF. In addition to the Adviser’s management fee, the Funds pay all other costs and expenses of their operations, such as compensation of its Independent Trustees (those not affiliated with Salient) and expenses related to Trustees meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with such Fund’s use of financial leverage, expenses of independent auditors, marketing and certain advertising expenses, listing and regulatory fees, expenses of repurchasing its securities, tax preparation fees, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Adviser.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Provider
Investment Adviser	Each Fund: Salient Capital Advisors, LLC

Custodian	SMM: Citibank, N.A. SMF: U.S. Bank N.A.

Transfer Agent, Dividend Disbursing and Reinvestment Agent	SMM: Computershare, Inc. SMF: US Bancorp Fund Services, LLC

Administrator	SMM: Citi Fund Services Ohio, Inc. SMF: US Bancorp Fund Services, LLC

Fund Accounting	SMM: Citi Fund Services Ohio, Inc. SMF: U.S. Bancorp Fund Services, LLC

Independent Registered Public Accounting Firm	Each Fund: KPMG LLP

Fund Counsel	Each Fund: K&L Gates LLP

CAPITALIZATION

The table below sets forth the capitalization of SMM and SMF as of May 31, 2014, and the pro forma capitalization as if the Reorganization had occurred on that date.

	SMM	SMF	SMM Pro Forma Combined Fund
	(Unaudited)	(Unaudited)	(Unaudited)
Credit Facility
Credit Facility:	$113,300,000	$106,900,000	$220,200,000
Common Shareholder’s Equity
Common shares, $0.01 par value per share	170,662,445	148,679,285	319,341,730
Reorganization costs (1)	—	—	(171,000)
Undistributed net investment income (loss)	(4,768,386)	(4,471,780)	(9,240,166)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions, and interest rate swaps	2,844,070	5,658,578	8,502,648
Net unrealized appreciation (depreciation) on investments, written options, foreign currency transactions, and interest rate swaps	104,570,543	86,341,490	190,912,033
Net assets applicable to Common Shareholders	273,308,672	236,207,573	509,345,245

Total Capitalization	$386,608,672	$343,107,573	$729,545,245

(1)	Costs associated with the reorganization including costs related to the preparation of the reorganization agreement and registration statement. Costs are estimated to be $85,500 for SMM and $85,500 for SMF.

OUTSTANDING SECURITIES OF THE FUNDS

The tables below set forth the outstanding securities of SMM and SMF as of May 31, 2014.

Issuer—Title of Class	Amount Authorized	Amount Held by the Company for its Account	Amount Outstanding
SMM – Common Shares	Unlimited	0	9,499,651
SMF – Common Shares	Unlimited	0	7,181,832

DISTRIBUTION REINVESTMENT PLAN

Each of SMM and SMF has adopted a Distribution Reinvestment Plan (“DRIP”) which provides that unless you elect to receive your quarterly cash distributions (“Distributions”) in cash, they will be automatically reinvested by the applicable Fund’s Plan Administrator (i.e., Computershare, Inc. for SMM and U.S. Bancorp Fund Securities, LLC for SMF), in additional common shares of such Fund. If you elect to receive your Distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered common shareholder or a common shareholder who holds common shares with a brokerage firm that participates in the DRIP to have their Distributions reinvested in additional common shares. Unless you or your brokerage firm decides to opt out of the DRIP by providing prior written notice to the Plan Administrator, the number of common shares that you will receive will be determined as follows:

(1) If a Fund’s common shares are trading at or above net asset value at the time of valuation, the Plan Administrator will receive newly issued common shares from the Fund for each participant’s account. The number of common shares to be credited to a participant will be determined by dividing the dollar amount of the participant’s Distribution by the greater of (i) the net asset value per common share at the time of valuation, or (ii) 95% of the market price per common share one day prior to the Distribution payment date.

(2) If a Fund’s common shares are trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the Distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate unfulfilled orders in the open market and cause the Fund to issue the remaining Common Shares if, following the commencement of the purchases, the market value of the common shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining common shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation, or (ii) 95% of the then-current market price. It is possible that the average purchase price per common share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer common shares than if the Distribution had been paid entirely in common shares issued by the Fund.

Participation in the DRIP is voluntary. Common shareholders participating in the DRIP may withdraw from the DRIP at any time by giving notice to the Plan Administrator, in writing or by telephone, or in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective as of the next business.

The Plan Administrator will maintain all participants’ accounts in the DRIP and will give written confirmation of all transactions in the accounts, including information that a participant may need for tax records. Common shares in a participant’s account will be held by the Plan Administrator in non-certificated form. The Fund’s appointed Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy that a participant receives will include all common shares that the participant has received under the DRIP.

There is no brokerage charge for reinvestment of a participant’s Distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”

If you hold your common shares with a brokerage firm that does not participate in the DRIP, you will not be able to participate in the DRIP and any Distribution reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

The Plan Administrator’s fees under the DRIP will be borne by a Fund. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend or terminate the DRIP, including amending the DRIP to include a service charge payable by the participants, if in the judgment of the Board the change is warranted. Any amendment to the DRIP, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require a Fund to provide at least 30 days written notice to each participant. Additional information about the DRIP may be obtained from Citi Fund Services Ohio, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219 for SMM and from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202 for SMF.

GOVERNING LAW

Each Fund is organized as a statutory trust under the laws of the State of Delaware. SMM was organized on October 28, 2011 and commenced operations on May 24, 2012. SMF was organized on February 24, 2011 and commenced operations in May 25, 2011.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

DESCRIPTION OF SECURITIES

The information contained in this section is only a summary and is subject to the provisions contained in the Declaration of Trust and By-Laws of each Fund and the laws of the State of Delaware. The information contained in this section describes the common shares of SMM to be issued in the Reorganization. The description of SMM’s common shares generally also describes the outstanding common shares of SMF. All references to the “Fund” below are references to SMM.

Common Shares

General . All common shares of the Fund offered pursuant to this Joint Proxy Statement/Prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common shares offered pursuant to this Joint Proxy Statement/Prospectus will be of the same class and will have identical rights, as described below. Holders of the Fund’s common shares are entitled to receive Distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of Distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of its securities. Common shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All common shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions . Distributions may be paid to the holders of common shares if, as and when authorized by the Board and declared by the Fund out of funds legally available therefor.

The yield on common shares will likely vary from period to period depending on factors, including the following:

•	market conditions;

•	the timing of the Fund’s investments;

•	the securities comprising the Fund’s portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of financial leverage by the Fund;

•	the effects of financial leverage on common shares (discussed above under “Use of Leverage”);

•	the timing of the investment of proceeds from this offering and proceeds from Financial Leverage; and

•	the Fund’s net assets and operating expenses.

Consequently, the Fund cannot guarantee any particular yield on common shares, and the yield for any given period is not an indication or representation of future yield on common shares.

Limitations on Distributions. So long as senior securities representing indebtedness are outstanding, holders of common shares will not be entitled to receive any Distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) the Fund’s asset coverage (as defined in the 1940 Act) with respect to any outstanding Indebtedness would be at least 300% and (3) the assets in the Fund’s portfolio meet certain asset coverage requirements as set forth by each applicable rating agency, in each case, after giving effect to Distributions.

Liquidation Rights. Common shareholders are entitled to share ratably in the assets legally available for distribution to common shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of any other class or series of the Fund’s common shares, including preferred shares (if any).

Voting Rights. Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of common shareholders, including the election of Trustees. The presence of the holders of common shares entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of common shareholders. The Declaration of Trust provides that, except as otherwise provided in the By-Laws, a Trustee shall be elected by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon. There is no cumulative voting in the election of Trustees. Consequently, at each annual meeting of common shareholders, the holders of a majority of the outstanding shares entitled to vote will be able to elect all of the successors of the class of Trustees whose terms expire at that meeting, provided that holders of preferred shares, if any are outstanding, have the right to elect two Trustees at all times. Pursuant to the Declaration of Trust and By-Laws, the Board may amend the By-Laws to alter the vote required to elect Trustees.

Under NYSE rules applicable to listed companies, the Fund normally will be required to hold an annual meeting of common shareholders in each fiscal year. If the Fund is converted into an open-end company or if for any reason the shares are no longer listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of common shareholders), the Fund may amend the By-Laws so that the Fund is not otherwise required to hold annual meetings of common shareholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the Fund’s pricing), unless such sale is made with the consent of a majority of the company’s outstanding common shareholders. Any sale of common shares by the Fund will be subject to the requirements of the 1940 Act.

The Adviser’s management fee is currently based upon the SMM’s consolidated total assets and based on SMF’s total assets. After the Reorganization, the Adviser’s management fee will be based upon the Combined Fund’s consolidated total assets. The Combined Fund and the Adviser may have differing interests in determining whether to leverage the Combined Fund’s assets.

Market . SMM’s common shares trade on the NYSE under the ticker symbol “SMM.” Common shares issued pursuant to this Joint Proxy Statement/Prospectus will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Distribution Reinvestment Plan Agent. Computershare, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, DRIP Plan Administrator agent and dividend paying agent for SMM’s common shares.

CERTAIN PROVISIONS IN EACH FUND’S CHARTER AND BY-LAWS

The following description of certain provisions of the Charter and By-Laws of each Fund is only a summary. The Charter and By-Laws of each Fund include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing it to engage in certain transactions or modifying its structure. Further, these provisions can have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of a Fund. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Classification of the Board of Trustees; Election of Trustees

The Declaration of Trust of each Fund provides that the number of trustees may be established only by the Board of Trustees pursuant to the Declaration of Trust, but may not be less than three. The Declaration of Trust provides that the number of trustees may not be greater than twenty-five. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled by written instrument signed by a majority of the remaining trustees. Pursuant to each Fund’s Declaration of Trust, the Board of Trustees is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2014 for the SMM Class II and SMF Class III trustees, 2015 for SMM Class III and SMF Class I trustees and 2016 for SMM Class I and SMM Class II trustees, respectively, trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of trustees will be elected by the shareholders. The classification of the Board of Trustees should help to ensure the continuity and stability of the strategies and policies determined by the Board of Trustees.

The classified Board provision could have the effect of making the replacement of incumbent trustees more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Trustees. Thus, the classified Board provision could increase the likelihood that incumbent trustees will retain their positions. The staggered terms of trustees may delay, defer or prevent a change in control of the Board of Trustees, even though a change in control might be in the best interests of the shareholders.

Removal of Trustees

A Trustee may be removed from office for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the common shares then entitled to vote in an election of such Trustee. This provision, when coupled with the provision in the Declaration of Trust authorizing only the Board of Trustees to fill a vacancy, precludes shareholders from removing incumbent trustees, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of shareholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and By-Laws

Under Delaware law, a Delaware statutory trust generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Trustees and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Delaware statutory trust may provide in its declaration of trust for shareholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Declaration of Trust of each Fund generally provides for approval of Declaration of Trust amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Declaration of Trust of each Fund also provides that certain Declaration of Trust amendments and any proposal for conversion, whether by reorganization or otherwise, from a closed-end company to an open-end company or any proposal for liquidation or dissolution requires the approval of shareholders entitled to cast at least 75% of the outstanding shares of each affected class or series of shares of the Fund outstanding, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case the favorable vote of the “majority of the outstanding voting securities” (as that term is defined in the 1940 Act) will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the Fund’s common shareholders.

The Declaration of Trust and By-Laws of each Fund provide that its Board of Trustees will have the exclusive power to make, alter, amend or repeal any provision of its By-Laws.

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

Purchase and Sale

Investors typically purchase and sell common shares of SMM and SMF through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer.

Alternatively, investors in SMM and SMF may purchase or sell common shares through privately negotiated transactions with existing shareholders. The common shares of SMM and SMF are listed on the NYSE under the ticker symbol “SMM” and “SMF,” respectively.

Common Shares Price Data

The following table lists the high and low sales prices for the common shares of each Fund, as reported on the NYSE, and the closing sales price as a percentage of NAV for its two previous fiscal years. On September 26, 2014, the closing sales price of each Fund’s common shares on the NYSE was $29.44 per share for SMM and $33.71 per share for SMF.

		Sales Price		High Sales	Low Sales
Quarter Ended	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)
Fiscal Year Ended November 30, 2012
First Quarter
SMM(3)	N/A	N/A	N/A	N/A	N/A
SMF	$25.93	$25.13	$22.18	-3.09%	-14.46%
Second Quarter
SMM(4)	$18.90	$20.05	$20.05	6.08%	6.08%
SMF	$23.17	$26.39	$24.23	13.90%	4.57%
Third Quarter
SMM	$19.80	$21.04	$19.95	6.26%	0.76%
SMF	$24.52	$26.50	$23.94	8.08%	-2.37%
Fourth Quarter
SMM	$19.40	$20.79	$18.69	7.16%	-3.66%
SMF	$23.62	$26.17	$24.03	10.80%	1.74%
Fiscal Year Ended November 30, 2013
First Quarter
SMM	$21.66	$22.00	$18.58	1.57%	-14.22%
SMF	$26.07	$27.65	$23.98	6.06%	-8.02%

		Sales Price		High Sales	Low Sales
Quarter Ended	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)
Second Quarter
SMM	$22.91	$26.10	$21.94	13.92%	-4.23%
SMF	$26.99	$30.71	$27.46	13.78%	1.74%
Third Quarter
SMM	$23.01	$24.70	$22.21	7.34%	-3.48%
SMF	$27.02	$29.83	$26.56	10.40%	1.88%
Fourth Quarter
SMM	$24.29	$23.18	$21.90	-4.57%	-9.84%
SMF	$28.41	$27.06	$25.81	-4.75%	-9.15%
Fiscal Year Ending November 30, 2014
First Quarter
SMM	$26.05	$24.64	$21.95	-5.41%	-15.74%
SMF	$30.23	$29.80	$25.99	-1.42%	-14.03%
Second Quarter
SMM	$28.77	$26.88	$23.83	-6.57%	-17.17%
SMF	$32.89	$32.78	$28.81	-0.33%	-12.40%

(1)	NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by NAV.
(3)	SMM commenced operation on May 24, 2012; SMM sales information is not available for dates prior to May 24, 2012.
(4)	SMM’s sales information for the second quarter of 2012 begins on May 24, 2012, the date SMM commenced operation.

As of May 31, 2014, the NAV per share of common shares of SMM was $28.77 and the market price per share of common shares of SMM was $26.88, representing a discount to NAV of approximately -6.57%. As of May 31, 2014, the NAV per share of common shares of SMF was $32.89 and the market price per share of common shares of SMF was $32.78, representing a discount to NAV of approximately -0.33%.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether the Combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount may be. See “Risk Factors and Special Considerations –Market Discount Risk.”

Performance Information

The performance table below illustrates the past performance of an investment in each Fund by setting forth the average total returns for the Funds. A Fund’s past performance does not necessarily indicate how such Fund will perform in the future.

Average Annual Total Returns as of May 31, 2014

	Based on Net Asset Value		Based on Market Price
	1 Year	Inception(a)	1 Year	Inception(a)
SMM(b)	21.72%	27.09%	21.26%	22.88%
SMF(b)	19.24%	18.98%	28.58%	17.05%

(a)	SMM and SMF commenced investment operations on May 24, 2012 and May 25, 2011, respectively.
(b)	Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions.

FINANCIAL HIGHLIGHTS

Salient Midstream & MLP Fund

The following schedule presents financial highlights for SMM throughout the periods indicated. Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows SMM’s per common share operating performance. Unless identified as “unaudited,” the yearly information in this table is derived from SMM’s financial statements audited by KPMG LLP, whose report on such financial statements is contained in SMM’s 2013 Annual Report and is incorporated by reference into the Reorganization Statement of Additional information, both of which are available from SMM upon request.

	For the Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013	Period from May 24, 2012 (1) through November 30, 2012
Per Common Share Data: (2)
Net Asset Value, beginning of period	$24.29	$19.40	$20.00
Income from investment operations:
Net investment income (loss) (3)	0.22	(0.11)	0.01
Net realized and unrealized gain from investments	4.96	6.37	1.00

Net increase resulting from operations	5.18	6.26	1.01
Distributions paid from:
In excess of net investment income	(0.70)	(0.86)	—
Return of capital	0.00	(0.51)	(0.66)
Underwriting discounts and offering costs on issuance of common shares (4)	—	—	(0.95)

Net Asset Value, end of period	$28.77	$24.29	$19.40

Per common share market value, end of period	$26.88	$22.78	$19.54

Total Investment Return Based on Market Value (5)(6)	21.26%	23.79%	1.13%

Ratios to Average Net Assets: (7)
Net investment income (loss)	1.69%	(0.47)%	0.11%
Gross operating expenses	6.71%	5.44%	4.94%
Net operating expenses (8)	6.42%	5.14%	4.69%
Net operating expenses (excluding deferred income tax benefit/expense) (8)	2.24%	2.25%	2.22%
Supplemental Data:
Net assets applicable to common shareholders, end of period (000s)	$273,309	$230,757	$183,685
Average net assets (000s)	250,034	214,892	184,441
Portfolio turnover (5)	14.49%	74.87%	47.73%
Asset coverage per $1,000 unit of senior indebtedness (9)	$3,412	$3,187	$3,443
Short-term borrowings, end of period (000s)	$113,300	$105,500	$75,200

(1)	Commencement of operations.
(2)	Information presented relates to a common share outstanding for periods indicated.
(3)	Per share net investment gain has been calculated using the average daily shares method.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period.
(5)	Not annualized for periods less than one year.

(6)	Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the DRIP.
(7)	Annualized for periods less than one year.
(8)	The amount includes an investment adviser waiver representing 0.30% and 0.25% for the periods ended November 30, 2013 and November 30, 2012, respectively, to the expense ratios. Without this waiver, the expense ratios would be higher.
(9)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Salient MLP & Energy Infrastructure Fund

The following schedule presents financial highlights for SMF throughout the periods indicated. Unless identified as “unaudited,” the yearly information in this table is derived from SMF’s financial statements audited by KPMG LLP, whose report on such financial statements is contained in SMF’s 2013 Annual Report and is incorporated by reference into the Reorganization Statement of Additional information, both of which are available from SMF upon request.

	For the Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013	Year Ended November 30, 2012	Period from May 25, 2011 (1) through November 30, 2011
Per Common Share Data (2)
Net Asset Value, beginning of period	$28.41	$23.62	$23.62	$—
Public offering price	—	—	—	25.00
Income from Investment Operations
Net investment income (loss)	(0.07)	(0.05)	0.03	0.13
Net realized gain and change in unrealized appreciation on investments	5.49	6.85	1.71	0.49
Total income from investment operations	5.42	6.80	1.74	0.62
Distributions to Common Shareholders
Net investment income	—	(0.49)	—	(0.13)
Net realized gain	—	(0.57)	—	—
Return of capital	(0.94)	(0.79)	(1.74)	(0.68)
Total distributions to common shareholders	(0.94)	(1.85)	(1.74)	(0.81)
Underwriting discounts and offering costs on issuance of common shares (3)	—	(0.16)	—	(1.19)
Net Asset Value, end of period	32.89	$28.41	$23.62	$23.62
Per common share market value, end of period	32.78	$26.26	$24.03	$23.42
Total Investment Return Based on Market Value (4)	28.58%	16.99%	10.22%	(2.95)%
Ratios to Average Net Assets: (5)
Net investment income (loss)	(0.42)%	(0.20)%	0.12%	1.08%
Gross operating expenses	6.54%	5.88%	5.65%	2.73%
Net operating expenses(6)	6.54%	5.76%	5.40%	2.49%
Net operating expenses (excluding deferred income tax benefit/expense) (6)(7)	2.42%	2.59%	2.52%	2.39%
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000’s)	$236,208	$204,022	$145,025	$144,933

	For the Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013	Year Ended November 30, 2012	Period from May 25, 2011 (1) through November 30, 2011
Average net assets (000’s)	$234,553	$184,239	$151,308	$140,843
Portfolio turnover rate	21%	73%	92%	18%
Asset coverage per $1,000 unit of senior indebtedness (8)	3,210	3,110	3,352	3,946
Short-term borrowings, end of period (000’s)	$106,900	$96,700	$61,650	$49,200

(1)	Commencement of Operations.
(2)	Information presented is per common share outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the year ended November 30, 2013 and the period from May 25, 2011 through November 30, 2011.
(4)	Not annualized for periods less than one full year. Total investment return is calculated assuming a purchase of common shares at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the DRIP.
(5)	Annualized for periods less than one full year.
(6)	The amount includes an investment adviser waiver representing 0.12% to the expense ratio from inception through May 21, 2013. Without this waiver, the expense ratios would be higher.
(7)	For the year ended November 30, 2013, the Fund accrued $5,828,417 for net deferred income tax expense. For the year ended November 30, 2012, the Fund accrued $4,355,543 for net deferred income tax expense. For the period from May 25, 2011 through November 30, 2011 the Fund accrued $50,324 for net deferred income tax expense.
(8)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness

INFORMATION ABOUT THE REORGANIZATION

Under the Reorganization Agreement, a form of which is attached as Appendix A hereto, SMF will contribute all of its assets to SMM in exchange for newly issued SMM Common Shares and the assumption by SMM of the liabilities of SMF and shareholders of SMF will become shareholders of SMM. As a result of the Reorganization, each common share of SMF will be replaced with newly issued SMM Common Shares. The aggregate NAV of SMM Common Shares received by SMF common shareholders in the Reorganization will equal the aggregate NAV of SMF common shares held on the business day immediately prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. SMF will cease its separate existence under Delaware law and terminate its registration under the 1940 Act. SMM will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The actual number of SMM Common Shares received by shareholders of SMF will be determined by dividing the SMF NAV per share, as applicable, as of the business day prior to the Reorganization by the SMM NAV per share as of the business day prior to the Reorganization (less in each case, the Reorganization costs for both Funds). Although the SMM Common Shares received in the Reorganization will have the same total net asset value as the SMF common shares held immediately prior to the Reorganization, less SMF’s share of the Reorganization costs, their price on the NYSE may be greater or less than that of SMF.

Since SMM Common Shares will be issued at NAV in exchange for the net assets of SMF (less the expenses of the Reorganization attributed to SMF) having a value equal to the aggregate NAV of those SMM Common Shares, the NAV per share of SMM Common Shares should remain virtually unchanged immediately following the Reorganization, except for its share of the costs of the Reorganization. Thus, the Reorganization should result in no dilution of NAV of SMM Common Shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganization, a common shareholder of both Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to shareholders of SMF in connection with their receipt of SMM Common Shares in the Reorganization. The price of SMM’s shares may fluctuate following the Reorganization as a result of market conditions or other factors.

The Reorganization is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by SMF or its shareholders upon the closing of the Reorganization.

If the Reorganization qualifies as tax-free as intended, the aggregate basis of shareholders of SMF in the SMM Common Shares received in the Reorganization should be the same as the aggregate basis previously held in SMF shares, respectively. See “Proposal 1: Reorganization – Terms of the Agreement and Plan of Reorganization” and “Proposal 1: Reorganization – Material U.S. Federal Income Tax Consequences of the Reorganization” for additional information.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The following is a summary of the material terms and conditions of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization attached as Appendix A hereto. Under the Reorganization Agreement, SMF will contribute all of its assets to SMM in exchange for newly issued SMM common shares and SMM’s assumption of the liabilities of SMF, followed by SMF’s distribution of such SMM common shares to SMF’s shareholders.

SMF will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Delaware law,

•	remove its common shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

No sales charge or fee of any kind will be charged to holders of SMF common shares in connection with their receipt of SMM Common Shares in the Reorganization.

Under Delaware law, shareholders of a statutory trust whose shares are traded publicly on a national securities exchange, such as the Funds’ common shares, are not entitled to demand the fair value of their shares upon a reorganization; therefore, the holders of the Funds’ common shares will be bound by the terms of the Reorganization, if approved. However, any holder of either Fund’s common shares may sell his or her shares on the NYSE at any time prior to the Reorganization.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned, whether before or after approval by shareholders, at any time prior to the Closing Date by resolution of either applicable Fund’s Board of Trustees, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to the Funds involved.

The Reorganization Agreement provides that either Fund party thereto may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Reorganization be approved by shareholders of the Fund being acquired; and (b) the Funds receive the opinion of K&L Gates LLP that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of a Fund’s Board of Trustees, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Reorganization to the shareholders of the Fund.

Under the Reorganization Agreement, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund party thereto and the members of the Board of Trustees and officers of the other Fund from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses (including reasonable attorneys’ fees) to which the other Fund and those board members and officers may become subject, arising out of or related to any claim of a breach by the Fund of any of its representations, warranties or covenants set forth in the Reorganization Agreement In no event will a Fund or the members of the Board of Trustees or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of the duties involved in the conduct of his or her position.

The Board of each Fund, including the Independent Trustees, has determined, with respect to its Fund, that the interests of the holders of that Fund’s common shares will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of that Fund. All costs of the Reorganization relating to each Fund will be borne by that Fund. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares SMF as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

The federal income tax consequences with respect to the Reorganization will be dependent upon the particular facts in existence prior to and at the time of the Reorganization. In addition, the application of certain aspects of the federal income tax law to the proposed Reorganization is unclear and subject to alternative interpretations.

The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. The parties will receive a tax opinion from K&L Gates LLP as to the federal income tax consequences mentioned herein.

Requirements to Qualify as a Tax-Free Reorganization. The Reorganization Agreement is intended to be a plan of reorganization and liquidation within the meaning of Code Sections 361(a) and 368(a). The reorganization will consist of the transfer of all assets of SMF in exchange for newly issued SMM Common Shares; and the assumption by SMM of substantially all of the liabilities of SMF and the distribution of the SMM Common Shares to the shareholders of SMF in liquidation of SMF. In addition to the statutory requirements, the transaction needs to satisfy the continuity of proprietary interest, continuity of business enterprise, and business purpose requirements, all of which should be satisfied in the contemplated Reorganization.

Even if a transaction would satisfy the general requirements for a tax-free reorganization, the Code provides that an otherwise qualifying reorganization involving an investment company will not qualify as a tax-free reorganization with respect to any such investment company (and its shareholders) unless the investment company meets certain diversification requirements that are met by an investment company that qualifies as a RIC.

Each of SMM and SMF is a RIC and it is anticipated that each of SMM and SMF will continue to be a RIC through the date of the proposed Reorganization.

Federal Income Tax Consequence if the Transaction Qualifies as a Tax-Free Reorganization. If the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by SMM or SMF upon the Reorganization.

•	No gain or loss will be recognized by a shareholder of SMF who exchanges all of his or her SMF common shares for SMM Common Shares pursuant to the Reorganization.

•	The aggregate tax basis of SMM Common Shares received by a shareholder of SMF pursuant to the Reorganization will be the same as the aggregate tax basis of the common shares of SMF surrendered in exchange therefor.

•	The holding period of SMM Common Shares received by a shareholder of SMF pursuant to the Reorganization will include the holding period of SMF common shares surrendered in exchange therefor.

•	SMM’s tax basis in the SMF assets received by SMM pursuant to the Reorganization will equal the tax basis of such assets in the hands of SMF immediately prior to the Reorganization, and SMM’s holding period of such assets will include the period during which the assets were held by SMF.

•	SMM will succeed to any federal net operating loss or capital loss carryforwards that SMF, through its subsidiary C corporation, had at the time of the Reorganization, although such carryforwards and possibly any built-in losses with respect to the SMF assets transferred to SMM will be subject to the limitations set forth in Code Section 382. If a change of control occurs with respect to a loss corporation, Code Section 382 generally limits the amount of taxable income which may be offset by net operating loss and capital loss carryforwards to an amount equal to the product of the fair market value of the loss entity’s equity times a specified rate issued by the IRS, which is based upon the highest of the specified rates for ownership changes for any month during the past three months, which for a transaction effected on April 15, 2014 would be 3.56 percent. Any such carryover would be subject to the Code Section 382 limitations.

•	As of the end of the tax year ended November 30, 2013, SMF had no capital loss carryforwards.

•	SMF has net operating loss carryforwards (“NOLs”) attributable to its subsidiary as summarized below. NOLs are available to be carried back up to two years to offset past taxable income or carried forward up to 20 years to offset future taxable income.

Fiscal Period Ending	Net Operating Loss	Expiration
November 30, 2011	$(68,009)	November 30, 2031
November 30, 2012	(433,145)	November 30, 2032
November 30, 2013	(2,672,645)	November 30, 2033
Total	$(3,173,799)

Federal Income Tax Consequence if the Transaction Fails to Qualify as a Tax-Free Reorganization. If the Reorganization fails to qualify as a tax-free reorganization because SMM or SMF fails to qualify as a RIC or meet the asset diversification tests, the transaction will be taxable to SMF and its shareholders. SMF will be deemed to have sold all of its assets to SMM in a taxable transaction, followed by a deemed liquidation of SMF and a distribution of the sales proceeds (the SMM Common Shares) to SMF’s shareholders. Based upon current market values, SMF would recognize a net gain for federal income tax purposes on such deemed sale. SMF shareholders would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the SMM Common Shares received in the Reorganization and such shareholder’s basis in its SMF common shares. SMM’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by SMM and (ii) the fair market value of the SMF assets (assuming that SMF failed to qualify as a tax-free reorganization) as of the date of the Reorganization.

Reporting Requirements. A SMF shareholder who receives SMM Common Shares as a result of the Reorganization may be required to retain records pertaining to the Reorganization. Each SMF shareholder who is required to file a federal income tax return and who is a “significant holder” that receives SMM Common Shares in the Reorganization will be required to file a statement with the holder’s federal income tax return setting forth, among other things, the holder’s basis in the SMF shares surrendered and the fair market value of the SMM Common Shares and cash, if any, received in the Reorganization. A “significant holder” is a holder of SMF shares who, immediately before the Reorganization, owned at least 5% of the outstanding SMF shares.

CERTAIN FEDERAL INCOME TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of the Fund’s counsel, K&L Gates LLP.

The discussion in this section and in the Reorganization Statement of Additional Information is a general summary of certain U.S. federal income tax considerations applicable to SMM and to an investment in SMM’s common shares (“Common Shares”). This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, the Fund has not included tax consequences that the Fund assumes to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including SMM’s common shareholders (“Common Shareholders”) subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold Common Shares as capital assets within the meaning of the Code. The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets. All references to “Fund” below are references to SMM.

A “U.S. shareholder” generally is a beneficial owner of Common Shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if a court within the United States can exercise primary supervision over its administration, and one or more U.S. persons have the authority to control all of the substantial decisions of that trust (or the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a U.S. trust).

A “Non-U.S. shareholder” is a beneficial owner of Common Shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Common Shares should consult its tax advisers with respect to the purchase, ownership and disposition of Common Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Common Shares will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

QUALIFICATION AS A RIC

The Fund intends to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as the Fund qualifies, the Fund (but not its Common Shareholders) will not be subject to U.S. federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that the Fund distributes to its Common Shareholders. In order to qualify for treatment as a RIC for U.S. federal income tax purposes, the Fund must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter if the failure is de minimis and certain other requirements are met, which would allow the Fund to remain qualified.

The Income Test. At least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that meets certain income source requirements and derives less than 90% of its gross income from the foregoing types of RIC qualifying income. To the extent the Fund hold interests in entities that are taxed as grantor trusts for U.S. federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (a) the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (b) the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnerships. The Fund refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. The Fund’s deduction for dividends paid to its Common Shareholders during the taxable year must equal or exceed the sum of (i) 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) 90% of its net tax-exempt interest, if any (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any distributions that the Fund declares after the end of its taxable year. Such distributions must be declared before the due date for filing its tax return, including any extensions. The Fund intends to distribute at least annually substantially all of such income. The Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of its taxable year (which the Fund intends to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. The Fund refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to Common Shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in its investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its Common Shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to Common Shareholders. Elections may be available to the Fund to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections would generally function to accelerate the recognition of income without a corresponding receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income.

In order to increase its investments in MLPs, the Fund may invest in one or more subsidiary C corporations that invest in MLPs. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which the Fund invests may not produce qualifying income for purposes of determining its compliance with the 90% gross income test applicable to RICs. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries and other expenses.

On August 2, 2013, the IRS issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of its taxable subsidiary corporation with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more MLPs. The IRS proposed regulations have no immediate impact on the Fund. The IRS received significant comments on the proposal and has not taken further action on the proposal. If the proposed regulations are adopted and finalized in their current form, the Fund expects to reduce its overall investments in MLPs, whether held in the Fund directly or held by its subsidiary C corporation, to no more than 25% of the Fund’s consolidated total assets. The Fund would otherwise continue to pursue its current investment objectives and strategies.

The proposal has no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its common shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Description of Securities.” Moreover, its ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

TAXATION OF U.S. SHAREHOLDERS

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of its “investment company taxable income” (which is, generally, its ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional Common Shares. Distributions of its net capital gains (which are, generally, its net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains currently at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or Common Shares and regardless of whether paid in cash or reinvested in additional Common Shares. Distributions in excess of its earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such Common Shareholder’s Common Shares as a non-taxable return of capital and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 20% if the distributions are attributable to common shares held by the U.S. shareholder for more than one year. To the extent that Distributions paid by the Fund are attributable to dividends received by the Fund from corporations, distributions may be eligible for the maximum tax rate of 20% applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met.

Under the DRIP, a U.S. shareholder can have all cash distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” Any distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Although the Fund currently intends to distribute any long-term capital gains at least annually, the Fund may in the future decide to retain some or all of its long-term capital gains, but designate the retained amount as a “deemed distribution.” The Fund cannot, however, treat any of its “investment company taxable income” as a “deemed distribution.” If the Fund designates any of its retained capital gains as a deemed distribution, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or Common Shares. Since the Fund expects to pay tax on any retained capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Common Shareholder’s liability for U.S. federal income tax. A Common Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Common Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and its Common Shareholders and this may affect Common Shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each Common Shareholder bear to its taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Common Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. shareholders on December 31 of the year in which the dividend was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or Common Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if a common shareholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of Common Shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

In addition, all or a portion of any loss recognized upon a disposition of Common Shares may be disallowed if Common Shares are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in its shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. To the extent that distributions paid by the Fund are attributable to dividends received by the Fund from corporations, dividends distributed by the Fund may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28% from all taxable distributions to any non-corporate U.S. shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Common Shareholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such Common Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such Common Shareholder to a refund, provided that proper information is timely provided to the IRS.

The Medicare Contribution Tax requires certain U.S. shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares for taxable years beginning after December 31, 2012. U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Common Shares.

TAXATION OF NON-U.S. SHAREHOLDERS

Whether an investment in Common Shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in Common Shares by a Non-U.S. shareholder may have adverse tax consequences because certain interest income and short-term capital gains that generally would not be subject to tax if earned directly by a Non-U.S. shareholder are transformed into dividends that are subject to U.S. federal income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses) will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. shareholder. In such latter case, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold U.S. federal income tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of the Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of Common Shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. shareholder in the United States, or (b) the Non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of Common Shares will be subject to U.S. federal income tax if the Fund is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells Common Shares and such Common Shareholder held more than 5% of common shares at any time during the five-year period preceding the disposition. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to Common Shareholders’ allocable share of the tax the Fund pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Common Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

In addition, for taxable years of the Fund beginning on or before December 31, 2013, dividends paid to non-U.S. shareholders that are properly designated as (i) “interest-related dividends” paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year) will not be subject to federal withholding tax.

Under the DRIP, a non-U.S. shareholder can have all cash Distributions automatically reinvested in additional Common Shares. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of the Fund’s “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of its current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in Common Shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional Common Shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produce U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain non-U.S. shareholders may need to enter into information-sharing agreements with the IRS or with a governmental authority in their own country in which they agree to identify and report information on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common shares. Regulatory guidance provides for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on July 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017.

FAILURE TO QUALIFY AS A RIC

If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and Distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such case, under current law Distributions to its Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (provided that certain holding period and other requirements were met), and (ii) for the dividends-received deduction in the case of corporate shareholders. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of Common Shareholders’ tax basis, and any remaining Distributions would be treated as a capital gain. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial Distributions before re-qualifying as a RIC that is accorded special tax treatment.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of the Fund’s securities will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

TAX RISKS

Investing in the Fund’s securities involves certain tax risks, which are more fully described in the section “Risk Factors and Special Considerations—Tax Risks” of the Joint Proxy Statement/Prospectus.

REQUIRED VOTE

Shareholder approval of the Reorganization requires the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of SMF. Abstentions and broker non-votes will have the same effect as votes against approving the Reorganization since approval is based on the affirmative vote of all votes entitled to be cast.

BOARD RECOMMENDATION

The Board of Trustees of SMF unanimously recommends SMF shareholders vote “FOR” the Reorganization.

PROPOSAL 2

ISSUANCE OF ADDITIONAL SMM COMMON SHARES IN THE REORGANIZATION

Pursuant to the Reorganization Agreement, which is described more fully under “Proposal 1: Reorganization” above, SMF will contribute all of its assets to SMM in exchange for newly issued SMM common shares and the assumption by SMM of the liabilities of SMF, followed by SMF’s distribution of such SMM common shares to SMF’s shareholders. The assets and liabilities of SMF will be combined with the assets and liabilities of SMM and shareholders of SMF will become shareholders of SMM.

The aggregate NAV of SMM Common Shares issued in the Reorganization will equal the aggregate NAV of the common shares of SMF held the business day immediately prior to the Reorganization, less the costs of the Reorganization. The Reorganization will result in no reduction of the NAV of SMM Common Shares, immediately following the Reorganization, other than to reflect the costs of the Reorganization. Based upon SMM’s belief that it qualifies as a diversified investment company under the tax-free reorganization provisions, no gain or loss should be recognized by SMM or its shareholders in connection with the Reorganization. SMM will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Board of Trustees of SMM, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit the shareholders of SMM. The Funds have similar investment strategies and objectives and the Reorganization will permit each Fund to continue to pursue them in a larger fund. Additionally, the Reorganization is expected to result in several benefits for shareholders in the Combined Fund, including (i) the opportunity for enhanced long-term market liquidity; (ii) certain anticipated cost savings through increased economies of scale as described in greater detail herein; and (iii) greater operational financial flexibility.

In connection with the Reorganization and as contemplated by the Reorganization Agreement, SMM will issue additional SMM Common Shares and list such common shares on the NYSE. The rules of the NYSE require the common shareholders of SMM to approve the issuance of additional SMM Common Shares to be issued in connection with the Reorganization. For additional information about the Reorganization, including a comparison of SMM and SMF, the reasons for the Reorganization and the U.S. Federal income tax consequences of the Reorganization, see “Proposal 1: Reorganization.”

REQUIRED VOTE

Shareholder approval of the issuance of additional SMM Common Shares requires the affirmative vote of a majority of a “quorum” (33 1/3% of the outstanding shares eligible to vote on any matter at a meeting in person or by proxy) of SMM’s common shares. For purposes of the vote on the issuance of additional SMM Common Shares, abstentions and broker non-votes will not have any effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Trustees of SMM unanimously recommends SMM shareholders vote “FOR” the issuance of additional SMM Common Shares.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At December 31, 2013, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Fund overseen by such trustee in the Fund. Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Fund, none of the Fund’s trustees who are not interested persons of the Fund, nor any of their immediate family members, has ever been a trustee, officer or employee of the Adviser or its affiliates.

Trustee	Dollar Range of Holdings in the Fund (1)(2)
Interested Persons	SMM	SMF
John A. Blaisdell	None	None
Andrew B. Linbeck	None	None
Gregory A. Reid	None	Over $100,000
A. Haag Sherman	None	None

Independent Persons
Karin B. Bonding	None	$10,001 to $50,000
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	None

Trustee	Aggregate Dollar Range of Holdings in Funds Overseen by Trustee in Fund Complex (1)(2)
Interested Persons
John A. Blaisdell	Over $100,000
Andrew B. Linbeck	Over $100,000
Gregory A. Reid	Over $100,000
A. Haag Sherman	Over $100,000

Independent Persons
Karin B. Bonding	$10,001 to $50,000
Jonathan P. Carroll	None
Dr. Bernard A. Harris	None
Richard C. Johnson	None
G. Edward Powell	None

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by Salient beneficially owned and personal investments.

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of May 31, 2014, the officers and Trustees of each Fund as a group owned beneficially less than 1% of the outstanding shares of the applicable Fund. In addition, to the best knowledge of each Fund, no shareholder owned 5% or more of the outstanding shares of such Fund as of the date of this Joint Proxy Statement/Prospectus.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Advisory Agreement.

Salient Capital Advisors, LLC is each Fund’s investment adviser. The Adviser’s address is 4265 San Felipe, 8th Floor, Houston, TX 77027. As of May 31, 2014, the Adviser had approximately $4.9 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this Joint Proxy Statement/Prospectus.

Pursuant to the terms of an Investment Management Agreement between SMM and the Adviser (the “SMM Advisory Agreement”), SMM pays to the Adviser monthly at an annual rate of 1.20% of the average monthly consolidated total assets of the Fund. In its last fiscal year, SMM incurred $3,760,309 in net fees due to the Adviser under the SMM Advisory Agreement. Such management fee reflects an agreement under which the Adviser waived or reimbursed the Fund for a portion of its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly consolidated total assets; such agreement terminated May 25, 2014.

Pursuant to the terms of an Investment Management Agreement between SMF and the Adviser (the “SMF Advisory Agreement”), SMF pays to the Adviser monthly at an annual rate of 1.20% of the average monthly total assets of the Fund. In its last fiscal year, SMF incurred $2,949,310 in net fees due to the Adviser under the SMF Advisory Agreement. Such management fee reflects an agreement under which the Adviser waived or reimbursed the Fund for a portion of its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets; such agreement terminated May 25, 2013.

With respect to the SMM, the “average monthly consolidated total assets” for each monthly period are determined by averaging the consolidated total assets on the last business day of that month with the consolidated total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Fund’s consolidated total assets shall be equal to the Fund’s consolidated gross asset value (which includes assets attributable to or proceeds from the Fund’s use of financial leverage), minus the sum of the Fund’s accrued and unpaid distributions on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred shares and accrued consolidated liabilities (other than liabilities associated with borrowings or leverage utilized and any accrued tax liabilities). Liabilities associated with borrowings or leverage utilized by the Fund, for purposes of the previous sentence, include the principal amount of any debt that the Fund or any subsidiary issues, the liquidation value of any outstanding preferred shares, and other liabilities including but not limited to short positions and put or call options held or written by the Fund or any subsidiary C corporation it uses.

With respect to the SMF, the “average monthly total assets” for each monthly period are determined by averaging the total assets on the last business day of that month with the total assets on the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Fund’s total assets shall be equal to the Fund’s gross asset value (which includes assets attributable to or proceeds from the Fund’s use of financial leverage), minus the sum of the Fund’s accrued and unpaid distributions on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred shares (if any) and accrued liabilities (other than liabilities associated with borrowings or leverage utilized and any accrued tax liabilities). Liabilities associated with borrowings or leverage, for purposes of the preceding sentence, include, with respect to financial leverage, the principal amount of any debt that the Fund issues, the liquidation value of any outstanding preferred shares (if any), as well as other liabilities such as short positions and put or call options held or written by the Fund.

The Adviser is a wholly-owned subsidiary of Salient Partners, L.P., a Delaware limited partnership, and the Adviser is a registered investment adviser with the SEC.

The Reorganization Statement of Additional Information provides information about the Fund’s portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by the Fund. See “Management of the Fund—Investment Adviser” in the Reorganization Statement of Additional Information.

MORE INFORMATION ABOUT THE MEETING

Record Date. The Board of Trustees of each Fund has fixed the close of business on October 6, 2014 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each common share. At the Record Date, SMM had outstanding 9,499,651.000 common shares and SMF had outstanding 7,181,832.298 common shares.

How Proxies Will Be Voted. All proxies solicited by the Board of Trustees of each Fund that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.

How To Vote. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call.

•	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting.

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the special meeting.

If you should have any questions about the meeting agenda or voting, please call our proxy solicitor, Okapi Partners, toll-free at (877) 629-6357.

Appraisal Rights . Under Delaware law, holders of common shares of SMF are not entitled to appraisal rights in connection with the Reorganization.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds on a pro rata basis. Each Fund may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Fund. In order to obtain the necessary quorum for a Fund at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations. The costs associated with proxy solicitation by Okapi Partners are not anticipated to exceed $30,000. None of the Funds will pay any representatives of the Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. With respect to each Fund, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Fund at the Fund’s offices located at 4265 San Felipe, 8th Floor, Houston, TX 77027; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum . With respect to each Fund, the presence, in person or by proxy, of holders of shares entitled to cast a 33 1/3% of the votes entitled to be cast (without regard to class) constitutes a quorum, except where a higher quorum is required by applicable law. For purposes of determining the presence or absence of a quorum, shares present at the meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting but have not been voted.

With respect to each Fund, if a quorum is not present in person or by proxy at the meeting, the absence of such a quorum shall not prevent action at such meeting upon another matter or matters that may properly come before the meeting.

Availability of Annual Report of SMM and SMF. Each Fund will furnish without charge upon written request a copy of its most recent annual report. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Fund’s common shares entitled to vote at the meeting of shareholders. Such written request should be directed to the Fund at 4265 San Felipe, 8th Floor, Houston, TX 77027, (713) 993-4675.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Fund’s trustees and officers, the Adviser, certain affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the applicable Fund with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Fund, each Fund believes that its trustees and officers, the Adviser and relevant affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of management of each Fund, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Fund’s equity securities.

ADMINISTRATOR

SMM has entered into an administration agreement with Citi Fund Services Ohio, Inc. whose principal business address is 3435 Stelzer Road, Columbus, Ohio 43219. SMF has entered into an administration agreement with US Bancorp Fund Services, LLC whose principal business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

In consideration for administrative, accounting, and recordkeeping services, SMM pays its administrator a monthly fee computed at an annual rate of 0.055% if the Fund’s average net assets for the month are equal to or less than $300 million. If SMM’s average net assets for the month are greater than $300 million, the Fund pays the Administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $150,000. SMM’s administrator also provides the Fund with legal, compliance, custody and other investor-related services.

In consideration for administrative, accounting, and recordkeeping services, SMF pays its administrator a monthly fee computed at an annual rate of 0.05% of the first $300,000,000 of the Fund’s average net assets. If SMF’s net assets for the month are greater than $300,000,000, the Fund pays the administrator at a rate of 0.045% of the Fund’s average net assets. The minimum annual fee is $125,000.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Board of Trustees of each Fund. Communications should be addressed to the applicable Fund at its principal offices at 4265 San Felipe, 8th Floor, Houston, TX 77027. The Fund will forward any communications received directly to the Board of Trustees or particular trustee, as applicable.

CODE OF ETHICS

Each of the Funds has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the SEC’s website (www.sec.gov).

By Order of the Board of Trustees

/s/ John Blaisdell
John Blaisdell
Chairman of the Board of Trustees

            , 2014

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [            ] , 2014, by and among Salient MLP & Energy Infrastructure Fund, a Delaware statutory trust (the “Acquired Fund”), Salient Midstream and MLP Fund, a Delaware statutory trust (the “Acquiring Fund”), Salient MLP & Energy Infrastructure Fund, Inc., a Delaware corporation (the “Acquired Subsidiary”), and Salient Midstream & MLP Fund, Inc., a Delaware corporation (the “Acquiring Subsidiary”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund shares in exchange for shares of the Acquiring Fund (the “Reorganization Shares”); and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement. As soon as practicable thereafter, the Acquired Subsidiary will merge with and into the Acquiring Subsidiary.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1. Representations and Warranties of the Acquiring Fund.

The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a Delaware statutory trust duly organized and validly existing under, and in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement in accordance with the applicable provisions of the Acquiring Fund’s Agreement and Declaration of Trust dated October 27, 2011, as may be amended (the “Acquiring Fund Declaration”), and the 1940 Act. The Acquiring Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 9 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended November 30, 2013, and the audited financial statements appearing therein, having been audited by KPMG, independent registered public accounting firm (“KPMG”), which fairly presents the financial condition and result of operations of the Acquiring Fund as of November 30, 2013, in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

(e) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(e) of this Agreement), will be furnished to the Acquired Fund, at or prior to the Closing Date, for the purpose of determining the number of Reorganization Shares to be issued pursuant to Section 5(a) of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on the statement of assets and liabilities of the Acquiring Fund as of November 30, 2013, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund which assert liability on the part of the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund or the Acquiring Fund’s ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) The Acquiring Fund is not obligated under any provision of the Acquiring Fund Declaration or the Acquiring Fund’s By-laws dated November 1, 2011, as may be amended (the “Acquiring Fund By-laws”), and is not a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the rules of the New York Stock Exchange (“NYSE”), the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund and relating to the Reorganization Shares issuable hereunder, and the proxy statement of the Acquired Fund and the Acquiring Fund relating to the shareholders’ meetings referred to in Section 8(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meetings referred to in Section 8(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(l) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund’s shares.

(n) The Reorganization Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the Reorganization Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Reorganization Shares to the Acquired Fund.

(q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2. Representations and Warranties of the Acquired Fund.

The Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a Delaware statutory trust duly organized and validly existing under, and in good standing in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement in accordance with the applicable provisions of the Agreement and Declaration of Trust of the Acquired Fund dated February 24, 2011, as may be amended (the “Acquired Fund Declaration”), and the 1940 Act. The Acquired Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is a duly registered under the 1940 Act as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Trustees of the Acquired Fund (the “Acquired Fund Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended November 30, 2013, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm (“KPMG”), which fairly presents the financial condition and result of operations of the Acquired Fund as of November 30, 2013, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f) An unaudited statement of assets, liabilities and capital of the Acquired Fund and an unaudited schedule of investments of the Acquired Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of Reorganization Shares to be issued to the Acquired Fund pursuant to Section 5 of this Agreement; each will fairly present the financial position of the Acquired Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of November 30, 2013, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(h) Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund that assert liability on the part of the Acquired Fund or which materially affect the financial condition of the Acquired Fund or the Acquired Fund’s ability to consummate the Reorganization. The Acquired Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(j) The Acquired Fund is not obligated under any provision of the Acquired Fund By-laws, and it is not a party to any contract or other commitment or obligation, nor is it subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(k) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l) As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws or the rules of the NYSE.

(m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 8(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares.

(o) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund will not sell or otherwise dispose of any of the Reorganization Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 5 of this Agreement.

3. Representations and Warranties of the Acquiring Subsidiary.

The Acquiring Subsidiary represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Subsidiary is a Delaware corporation duly organized and validly existing under, and in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Subsidiary is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Subsidiary. The Acquiring Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Subsidiary has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on the statement of assets and liabilities of the Acquiring Subsidiary as of November 30, 2013, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 5(e)), the Acquiring Subsidiary will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(c) The Acquiring Subsidiary has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Directors of the Acquiring Subsidiary (the “Acquiring Subsidiary Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Subsidiary, threatened against the Acquiring Subsidiary which assert liability on the part of the Acquiring Subsidiary or which materially affect the financial condition of the Acquiring Subsidiary or the Acquiring Subsidiary’s ability to consummate the Reorganization. The Acquiring Subsidiary is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(e) The Acquiring Subsidiary is not obligated under any provision of the Acquiring Subsidiary Certificate of Incorporation or the Acquiring Subsidiary’s By-laws, as may be amended (the “Acquiring Subsidiary By-laws”), and is not a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Subsidiary and the Acquired Fund may mutually agree that the Acquiring Subsidiary may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(f) There are no material contracts outstanding to which the Acquiring Subsidiary is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(g) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Subsidiary of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the NYSE.

(h) The Acquiring Subsidiary’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(i) All issued and outstanding shares of the Acquiring Subsidiary are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Subsidiary. The Acquiring Subsidiary does not have outstanding any security convertible into any of the Acquiring Subsidiary’s shares.

(j) At or prior to the Closing Date, the Acquiring Subsidiary will have obtained any and all regulatory, trustee and shareholder approvals necessary to merge with the Acquired Subsidiary.

(k) The Acquiring Subsidiary has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Subsidiary have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Subsidiary has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

4. Representations and Warranties of the Acquired Subsidiary.

The Acquired Subsidiary represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Subsidiary is a Delaware corporation duly organized and validly existing under, and in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Subsidiary is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Subsidiary. The Acquired Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Subsidiary has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on the statement of assets and liabilities of the Acquired Subsidiary as of November 30, 2013, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as defined in Section 5(e)), the Acquired Subsidiary will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(c) The Acquired Subsidiary has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Board of Directors of the Acquired Subsidiary (the “Acquired Subsidiary Board”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Subsidiary, threatened against the Acquired Subsidiary which assert liability on the part of the Acquired Subsidiary or which materially affect the financial condition of the Acquired Subsidiary or the Acquired Subsidiary’s ability to consummate the Reorganization. The Acquired Subsidiary is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(e) The Acquired Subsidiary is not obligated under any provision of the Acquired Subsidiary Certificate of Incorporation or the Acquired Subsidiary’s By-laws, as may be amended (the “Acquired Subsidiary By-laws”), and is not a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Subsidiary and the Acquiring Fund may mutually agree that the Acquired Subsidiary may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(f) There are no material contracts outstanding to which the Acquired Subsidiary is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(g) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquired Subsidiary of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the NYSE.

(h) The Acquired Subsidiary’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(i) All issued and outstanding shares of the Acquired Subsidiary are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Subsidiary. The Acquired Subsidiary does not have outstanding any security convertible into any of the Acquired Subsidiary’s shares.

(j) At or prior to the Closing Date, the Acquired Subsidiary will have obtained any and all regulatory, trustee and shareholder approvals necessary to merge with the Acquiring Subsidiary.

(k) The Acquired Subsidiary has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Subsidiary have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Subsidiary has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

5. The Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund and of the Acquiring Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Reorganization Shares provided for in Section 6. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Reorganization Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b) If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i) nothing herein will require the Acquired Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the Board or the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Bond Trust Board or the Acquiring Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c) Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized to and including the Closing Date, if any.

(d) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e) The Valuation Time shall be 4:00 PM, Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(l) of this Agreement.

(g) The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Delaware law and, where it is required to do so, will withdraw its authority to do business in any state.

(h) The Acquiring Fund will file with the Secretary of the State of Delaware any necessary amendment to the Declaration and By-laws to consummate the Reorganization.

6. Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Reorganization Shares having an aggregate net asset value equal to the aggregate value of the assets of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date; determined as hereinafter provided in this Section 6.

(b) The net asset value of the Reorganization Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Reorganization Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e) The Acquiring Fund shall issue the Reorganization Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Reorganization Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Reorganization Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

7. Payment of Expenses.

(a) Except as otherwise provided in this Section 7, costs specific to a particular fund will be expensed by such fund, while non-specific costs will be allocated on a pro-rata basis based upon each fund’s net assets.

(b) In the event that the Reorganization contemplated by this Agreement is not consummated, then Salient Capital Advisors, LLC, the Acquired Fund’s investment adviser, will bear all the costs and expenses incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

8. Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b) The Acquired Fund and the Acquiring Fund will each call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c) In connection with the shareholders’ meetings referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund will prepare and file for registration under the 1933 Act of the Reorganization Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e) The Acquired Fund shall:

(i) following the consummation of the Reorganization, terminate in accordance with the laws of the State of Delaware, the Acquired Fund Declaration and By-laws, the 1940 Act and any other applicable law;

(ii) not make any distributions of any Reorganization Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii) on and after the Closing Date not conduct any business except in connection with the termination of the Acquired Fund.

(f) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g) Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund, the Acquiring Subsidiary, Acquired Fund and the Acquired Subsidiary will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i) After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(j) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

9. Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Reorganization Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on [                    ], or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

10. Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That the Acquiring Fund Board has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Board, and by the affirmative vote of the holders of a majority of the outstanding Acquiring Fund Shares (as defined in the Acquiring Fund Declaration); and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Board, and a certificate setting forth the vote of the holders of the Acquiring Fund Shares obtained, each certified by the Acquiring Fund’s Secretary.

(b) That the Acquired Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 6 of this Agreement, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified by the Acquiring Fund’s President (or any Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquired Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(i) the Acquiring Fund is duly formed and validly existing under the laws of the State of Delaware;

(ii) the Acquiring Fund is a non-diversified, closed-end management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Board, and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v) the Reorganization Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable; and

(vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the Commission.

11. Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That the Acquired Fund Board has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund, and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by the Acquired Fund’s Secretary or Assistant Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 6 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion(s) of K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i) the Acquired Fund is duly formed and validly existing under the laws of the State of Delaware;

(ii) the Acquired Fund is a non-diversified, closed-end, management investment company registered under the 1940 Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Board, and this Agreement has been duly executed and delivered by the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(iv) neither the execution or delivery by the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquiring Fund shall have obtained an opinion from K&L Gates, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

12. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i) by consent of both the Acquiring Fund Board and the Acquired Fund Board;

(ii) by the Acquiring Fund Board, if any condition of the Acquired Fund’s obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by the Board; or

(iii) by the Acquired Fund Board, if any condition of the Acquiring Fund’s obligations set forth in Section 11 of this Agreement has not been fulfilled or waived by the Board.

(b) If the Reorganization contemplated by this Agreement has not been consummated by [ , 2014], this Agreement automatically shall terminate on that date, unless a later date is agreed to by both the Acquiring Fund Board and the Acquired Fund Board.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement, other than those contained in Section 10(a), 10(f), 11(a) and 11(f), may be waived by either the Acquiring Fund Board or the Acquired Fund Board, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1, 2, 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Board to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Reorganization Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

13. Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

14. Other Matters.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to 4265 San Felipe, Suite 800, Houston, TX 77027, Attention: Salient MLP & Energy Infrastructure Fund, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to 4265 San Felipe, Suite 800, Houston, TX 77027, Attention: Salient Midstream & MLP Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of each of the Acquiring Fund and the Acquired Fund hereunder shall not be binding upon any of its trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund, as provided in the Acquiring Fund Declaration or the Acquired Fund Declaration, as applicable. The execution and delivery of this Agreement has been authorized by each of the Acquiring Fund Board and the Acquired Fund Board on behalf of their respective Funds and signed by their respective authorized officers, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and the Acquired Fund, as provided in the Acquiring Fund Declaration or the Acquired Fund Declaration, as applicable.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Salient MLP & Energy Infrastructure Fund

By:
Name:
Title:

Salient Midstream and MLP Fund

By:
Name:
Title:

Salient MLP & Energy Infrastructure Fund, Inc.

By:
Name:
Title:

Salient Midstream and MLP Fund, Inc.

By:
Name:
Title:

Agreed to and accepted as to Section 7(b) only:

Salient Capital Advisors, LLC

By:
Name:
Title:

The information in this Reorganization Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Reorganization Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated September 30, 2014

REORGANIZATION STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

SALIENT MLP & ENERGY INFRASTRUCTURE

WITH AND INTO

SALIENT MIDSTREAM & MLP FUND

Dated [            ], 2014

This Reorganization Statement of Additional Information should be read in conjunction with the Joint Proxy Statement/Prospectus dated [            ], 2014 (the “Joint Proxy Statement/Prospectus”) relating to (i) the proposed combination of Salient MLP & Energy Infrastructure Fund (“SMF”) with and into Salient Midstream & MLP Fund (“SMM”) (the “Reorganization”) and (ii) the issuance of additional common shares of SMM in the Reorganization. SMM and SMF are each also referred to in this Reorganization Statement of Additional Information individually as a “Fund” and collectively as the “Funds.” SMM following the Reorganization is referred to in this Reorganization Statement of Additional Information as the “Combined Fund.” References to “we” “us” or “our” in this Reorganization Statement of Additional Information are references to SMM.

In the Reorganization, SMF will contribute all of its assets to SMM in exchange for newly issued common shares of SMM and the assumption by SMM of the liabilities of SMF and shareholders of SMF will become shareholders of SMM. As a result of the Reorganization, each common share of SMF will be replaced with newly issued common shares of SMM (“SMM Common Shares”). The aggregate NAV of SMM Common Shares received by SMF common shareholders in the Reorganization will equal the aggregate NAV of SMF common shares held on the business day immediately prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. SMF will cease its separate existence under Delaware law and terminate its registration under the 1940 Act. SMM will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Reorganization Statement of Additional Information.

This Reorganization Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by calling (800) 809-0525 or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov). Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

INVESTMENT LIMITATIONS

This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on the investment limitations of SMM and SMF. Unless otherwise indicated, the disclosure in this section generally applies to both Funds. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Fundamental Investment Policies

The following investment policies, along with the Fund’s investment objective, are the Fund’s only fundamental policies — that is, policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities:

(1) The Fund may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(2) The Fund may not purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of the ownership of securities or other instruments; provided, however, that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(3) The Fund may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(4) The Fund may not make loans to other persons except (a) through the lending of the Fund’s portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with the Fund’s investment objective and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(5) The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable securities laws.

(6) The Fund will concentrate the Fund’s investments in the energy and energy infrastructure industries through investments in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies; and the Fund may not concentrate the Fund’s investments in any other particular “industry” as that term is used in the 1940 Act and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Policies

The following investment policies are considered non-fundamental and may be changed by the Board of Trustees (the “Board”) without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. Under normal market conditions:

•	The Fund will invest at least 80% of its total assets in securities of Midstream Companies and MLPs.

•	The Fund will invest in equity securities such as common units, preferred units, subordinated units, general partner interests, Common Shares, preferred shares and convertible securities in MLPs, Energy Companies, Midstream MLPs, Midstream Companies and Other Energy Companies.

•	The Fund may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets (which represents 37.5% of net assets) in equity or debt securities of MLPs. This limit does not apply to securities issued by MLP Affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes, or investments made into MLPs by any of the Fund’s subsidiary corporations taxable under Subchapter C of the Code, owned by the Fund (“subsidiary C corporation”).

•	The Fund may invest up to but not more than 25% of its total assets (which represents 37.5% net assets) into subsidiary C corporations which in turn may invest up to 100% of its assets into equity or debt securities of MLPs.

•	The Fund may invest up to but not more than 30% of its total assets (which represents 45% of net assets) in unregistered, or otherwise restricted securities of MLPs and Midstream Companies and, with respect to SMM, in interests in private investments in public equities (“PIPEs”). For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv)securities of privately held companies. However, no more than 10% of its total assets (which represents 15% of net assets) may be invested in equity securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such security is registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period.

•	The Fund may invest up to, but not more than, 10% of its total assets (which represents 15% of net assets) in any single issuer other than any subsidiary C corporation owned by the Fund.

•	The Fund may write covered call options on up to 30% of the value of total assets in its portfolio (which represents 45% net assets) for the purpose of generating realized gains as part of the Fund’s hedging strategy.

•	The Fund utilizes financial leverage, presently in the form of bank debt (“Indebtedness”), but which in the future could be in the form of the issuance of preferred shares (together with Indebtedness, “Financial Leverage”). Under normal market conditions, the Fund utilizes Financial Leverage (currently in the form of Indebtedness) in an amount that represents approximately 25% of its total assets (which also represents approximately 33% of net assets), including proceeds from such Financial Leverage. However, as market conditions develop, the Fund may use Financial Leverage in amounts that represent greater than 25% leverage up to the above-stated amounts permitted by the 1940 Act. The Fund also may utilize derivatives and other portfolio techniques (such as short selling and uncovered call writing) that have the economic effect of leverage by creating additional investment exposure. “Effective leverage” is the combination of the amount of leverage in the Fund’s capital structure plus the amount of leverage from any such derivatives and other portfolio techniques. The Fund’s effective leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of the portfolio’s holdings. To the extent obligations created by the Fund’s use of derivatives may be deemed to constitute senior securities, the Fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979) to cover these obligations.

•	SMM: The Fund may invest up to but not more than 25% (which represents 37.5% of net assets) of its total assets in debt securities of Energy Companies. All or a portion of the Fund’s debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 10% of the Fund’s total assets (which represents 15% of net assets) may be invested in debt securities rated CCC+/Caa1 or lower. Debt securities that are rated below investment grade are commonly referred to as “high yield” or “junk.” Investing in junk bonds is speculative and presents a high degree of risk. See “Risks—Debt Securities Risks.” For the purposes of determining if an investment satisfies this test, the Adviser will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.

•	SMF: The Fund may invest up to but not more than 25% of its total assets in debt securities of Energy Infrastructure Companies. All or a portion of the Fund’s debt securities may be rated below investment grade (BB+/Ba1 or lower) by a nationally recognized ratings agency at the time of investment, and no more than 15% of the Fund’s total assets may be invested in unrated debt securities. Debt securities that are rated below investment grade are commonly referred to as “high yield” or “junk.” Investing in junk bonds is speculative and presents a high degree of risk. See “Risks—Debt Securities.” For the purposes of determining if an investment satisfies this test, the Adviser will look to the highest credit rating from a nationally recognized ratings agency on such debt investment.

•	SMF: The Fund will invest at least 50% of its total assets in securities of Midstream MLPs and Midstream Energy Companies.

The percentage limitations applicable to the Fund’s portfolio described above apply only at the time of investment, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns. However, although the Fund may not be required to sell securities due to subsequent changes in value, if such changes cause the Fund to have invested less than 80% of its total assets in securities of Midstream Companies and MLPs, the Fund will be required to make future purchases of securities in a manner so as to bring the Fund into compliance with the Fund’s 80% policy. The Fund will invest primarily in companies located in North America, but may invest in companies located anywhere in the world. The Fund will invest in companies of any market capitalization.

For purposes of the temporary investment positions that the Fund may take, and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit the Fund purchase may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, the Fund simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures the Fund a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by the Fund as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objectives and general investment policies of the Funds are described in the Proxy Statement/Prospectus. Additional information concerning the characteristics of certain of the Funds’ investments is set forth below. The Funds have identical investment objectives (i.e., to provide a high level of total return with an emphasis on making quarterly cash distributions to common shareholders) and substantially similar investment policies, invest in the same markets, and present substantially identical risks. SMF seeks to achieve its investment objective by investing at least 80% of its total assets in securities of MLPs and Energy Companies, and SMM seeks to do so by investing at least 80% of its total assets in securities of midstream companies and MLPs. Unless otherwise noted, below are the investment strategies of SMM, which apply equally to SMF, except that references to “Midstream Companies” should be read to mean “Energy Companies” with respect to SMF.

Description of Midstream Assets

Midstream Assets are the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products, such as natural gas and natural gas liquids and oil (i.e., where it is produced), and the end users (i.e., where it is consumed). Midstream Assets include those assets used in transporting, storing, gathering, processing, distributing, marketing and/or delivering of natural gas, natural gas liquids, crude oil or refined products or coal.

Natural gas related Midstream Assets serve to collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treatment plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the United States to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which may consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after being transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines pipelines, usually owned by local utilities, for delivery to consumers of such natural gas.

Similarly, Midstream Assets transport crude oil by pipeline and truck and ships from the wellhead to the refinery. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage terminals and are ultimately transported to end users such as gas stations, airports and other industrial users.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. Furthermore, the fee charged for such service is often regulated by the Federal Energy Regulatory Commission (“FERC”) or a similar state agency.

Description of MLPs

MLPs are entities that are publicly traded and are treated as partnerships for U.S. federal income tax purposes. (This discussion does not apply to securities issued by MLP affiliates that are not treated as publicly traded partnerships for U.S. federal income tax purposes.) MLPs are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a MLP, the entity must receive at least 90% of its gross income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage, gathering, processing, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

MLPs organized as limited partnerships generally have a general partner interest and two classes of limited partner interests—common units and subordinated units. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and incentive distribution rights (“IDRs”) in addition to its general partner interest in the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid while any subordinated units remain outstanding. Once common units have been paid, subordinated units receive distributions in an amount up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD that is paid with respect to both common and subordinated units generally is distributed to both common and subordinated units on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to partners. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP.

The MLPs in which the Fund may directly or indirectly invest are currently classified by the Fund as Midstream MLPs and MLPs other than Midstream MLPs that operate (i) other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. As described below, the Fund further sub-categorized these MLPs into the following groups:

•	Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of commodities and logistical services. Midstream MLPs include MLPs that provide transportation and distribution services of energy-related products through the ownership and operation of marine transportation vessels (including tankers, barges and tugboats).

•	MLPs other than Midstream MLPs that operate other assets (i) that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or (ii) that provide energy related services. Such MLPs can be classified into one of the following groups:

•	“Upstream MLPs” are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Upstream MLPs may seek to maintain or expand their reserves and production through the acquisition of reserves from other companies and the exploration and development of existing resources.

•	“Coal MLPs” are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process).

•	“Propane MLPs” are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•	MLPs may also own other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or provide energy-related services, such as refining and distribution of specialty refined products. While these MLPs do not fit into one of the three categories listed above, they are publicly traded and generate qualified income and qualify for U.S. federal tax treatment as partnerships.

Description of Midstream Companies

Midstream Companies are companies that (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent a majority of their assets. These companies are typically structured as corporations and the common stock of such companies is typically listed and traded on a U.S. securities exchange. Often these companies are large, diversified Energy Companies with multiple operating divisions in addition to their midstream operations, such as exploration and production, electric generation and distribution and marketing and trading.

Description of Energy Companies

Energy Companies includes companies that (i) derive at least 50% of their revenues or operating income from operating assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity or providing services for the operation of such assets or (ii) have such assets that represent the majority of their assets. These companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products, coal or electricity.

Energy Companies can be broadly divided into five groups:

Upstream:	Companies engaged in exploring, developing and producing natural gas, natural gas liquids, crude oil and coal.

Midstream:	Companies engaged in transporting, gathering, processing, distributing, marketing, storing and delivering natural gas, natural gas liquids, crude oil and refined products for use by end users.

Downstream:	Companies engaged in refining and distributing crude oil and refined products to end customers.

Power:	Companies engaged in generating, transmitting and distributing electricity.

Energy Services:	Companies that provide services to the Upstream, Midstream and Downstream sectors of the energy industry.

For the purpose of this Reorganization Statement of Additional Information, Other Energy Companies include all of the companies mentioned above except MLPs and Midstream Companies.

Description of Canadian Income Trusts

Canadian Income Trust means a qualified income trust designated by the Canada Revenue Agency that derives income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

The Fund’s Portfolio

At any given time, it is expected that the Fund’s portfolio will have some or all of the following types of investments: (i) equity securities of MLPs, such as Midstream MLPs, including common units, preferred units, subordinated units and general partner interests, (ii) equity securities of Midstream Companies, (iii) equity securities of Upstream MLPs, Coal MLPs and Propane MLPs, (iv) equity securities of Other Energy Companies and (iv) debt securities of Energy Companies (including Midstream MLPs and Midstream Companies). It is expected that the focus of the Fund’s portfolio investments will be in securities of Midstream MLPs and Midstream Companies. The Fund may invest in the equity securities of Midstream Companies and MLPs either directly or indirectly through one or more taxable subsidiary C corporations. A description of the Fund’s investment policies and restrictions and more information about the Fund’s portfolio investments are contained in this Reorganization Statement of Additional Information and the Joint Proxy Statement/Prospectus.

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of MLPs. Also summarized below are certain features of i-shares, which represent an ownership interest issued by an MLP Affiliate.

Common Units. Common units represent a MLP limited partner interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such MLP. The Fund intends to purchase common units in market transactions as well as in primary issuances directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and, in most instances, have no ability to annually elect trustees. In the event of liquidation, common units have preference over subordinated units to the remaining assets of such MLP, but are subordinated to debt and preferred units in the event of a liquidation.

Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the MLP, and outside investors such as the Fund. The Fund may purchase subordinated units from these persons as well as newly issued subordinated units from the MLPs. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors.

General Partner Interests. General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in such general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of the MLP choose to remove the general partner, typically with a supermajority vote by the limited partners.

Incentive Distribution Rights. Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the MLP and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares . The Fund will directly invest in i-shares or other securities issued by MLP Affiliates. I-shares represent an ownership interest issued by an affiliated party of a MLP. The MLP Affiliate uses the proceeds from the sale of i-shares to purchase limited partner interests in the MLP in the form of i-units. I-units have similar features as common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP Affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the common units. Similarly, holders of i-shares will receive additional i-shares, in the same proportion as the MLP Affiliate’s receipt of i-units, rather than cash distributions. I-shares themselves have limited voting rights that are similar to those applicable to common units. The MLP Affiliate issuing the i-shares is structured as a corporation for U.S. federal income tax purposes and is not treated as a partnership for U.S. federal income tax purposes.

Equity Securities of Midstream Companies and Other Energy Companies. Equity securities of Midstream Companies and Other Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of Common Shares are typically entitled to one vote per share on all matters to be voted on by shareholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Companies generally convert according to set ratios into Common Shares and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. The Fund intends to invest in equity securities of Midstream Companies primarily through market transactions as well as primary issuances directly from such Companies or other parties in private placements.

Securities of Private Midstream Partnership and Private Midstream Companies. The Fund’s investments in the equity securities of private Midstream MLPs and private Midstream Companies will typically be made with the expectation that such assets will be contributed to a newly-formed MLP or sold to or merged with an existing MLP in the future. The Fund expects that such companies will typically be LLCs and not structured as MLPs. The Fund’s investments will typically be common units and subordinated units of such entity.

Debt Securities of Energy Companies. The debt securities in which the Fund will invest provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. Up to but no more than 10% of the Fund’s total assets (which represents 15% net assets) may be invested in unrated debt securities. The balance of such debt investments may be invested in debt securities which are rated, at the time of investment at least B—(or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, the Fund will look to the highest credit rating on such debt instrument. If a security satisfies the Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, Salient’s research and credit analysis is a particularly important part of making investment decisions on securities of this type. Salient will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition Salient believes is sufficient to meet future obligations or has improved or is expected to improve in the future. Salient’s analysis focuses on relative values based on such factors as interest coverage, fixed charges coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer. See “Risk Factors and Special Considerations —Debt Securities Risks—Below Investment Grade and Unrated Debt Securities Risk” in the Joint Proxy Statement/Prospectus.

Temporary Defensive Position. During periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from the Fund’s investment strategy and invest all or any portion of the Fund’s assets in cash or cash equivalents. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, Common Shares may be adversely affected and the Fund may not pursue or achieve the Fund’s investment objective.

The Fund’s Use of Derivatives, Options and Hedging Strategies

Investment Practices

Option Strategy. The Fund currently may write covered call options in an amount up to 30% of the value of total assets in its portfolio (which represents 45% of net assets) with the purpose of generating realized gains. The Fund also may write uncovered call options, in an amount up to 10% of the value of total assets in its portfolio (approximately 15% of net assets), and purchase put options as part of its hedging strategy (as discussed below). This option strategy is intended to generate returns from options premiums as a means to enhance distributions to the common shareholders. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If the Fund writes a call option on a security, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of the option, bears the market risk of an unfavorable change in the price of the security underlying the written option. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. Separately, in the Fund’s hedging strategy, it may both write covered and uncovered call options and purchase put options to attempt to hedge various Fund investments and/or markets or indices, as well as interest rates. The Fund limits its use of uncovered calls to 10% of the value of total assets in its portfolio (which represents 15% of net assets). As a writer of uncovered calls, the Fund would be subject to the risk of unlimited losses.

Uncovered Calls. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. Although writing uncovered call options can have speculative characteristics, the Fund does not intend to speculate but to use such tactics in the Fund’s hedging strategies.

Interest Rate Swaps. The Fund currently expects to utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s Financial Leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on the Fund’s Financial Leverage resulting from increases in short-term interest rates. The Fund anticipates that the majority of the Fund’s interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Short Sales, Arbitrage and Other Derivative-Based Strategies. The Fund may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, the Fund may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in the Fund’s portfolio; (ii) purchase call options or put options; (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, the Fund purchase a stock outright; whereas with a short position, the Fund would sell a security that the Fund does not own and must borrow to meet the Fund’s settlement obligations. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when the Fund replaces the borrowed security. See “Risk Factors and Special Considerations —Short Sales Risk.” The Fund intends to limit its use of short sales to 30% of the value of total assets in the portfolio (which represents 45% net assets). A total return swap is a contract between two parties designed to replicate the economics of directly owning a security. The Fund may enter into total return swaps with financial institutions related to equity investments in certain MLPs and Canadian Income Trusts.

Other Risk Management Strategies. To a lesser extent, the Fund may use various hedging and other risk management strategies to seek to manage market risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in the Fund’s portfolio, or to otherwise protect the value of the Fund’s portfolio. The Fund may execute the Fund’s hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options or futures contracts on indexes. See “Risk Factors and Special Considerations — Credit Default Swap Risk” and “—Options Risk” in the Joint Proxy Statement/Prospectus.

Portfolio Turnover. The Fund anticipates that its annual portfolio turnover rate will range between 30% and 50%, excluding the turnover from its hedging program, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund’s recognition of gains that will be taxable as ordinary income when distributed to the common shareholders. A high portfolio turnover may also increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund and thus indirectly borne by the common shareholders. The portfolio turnover rate for SMM for the fiscal period ended November 30, 2012 was 47.73% and for the fiscal year ended November 30, 2013 was 74.87%. The portfolio turnover rate for SMF for the fiscal period ended November 30, 2012 was 92% and for the fiscal year ended November 30, 2013 was 73%.

Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in the Joint Proxy Statement/Prospectus, the use of derivative instruments involves certain general risks and considerations as described below.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a worse overall performance for us, whether or not adjusted for risk, than if the Fund had not hedged the Fund’s portfolio holdings.

Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. In addition, a portfolio company may issue to the Fund a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable to the Fund or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

Liquidity Risk . Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, over-the-counter transactions are less liquid than exchange-traded derivatives since they are not standardized and often can only be closed out with the other party to the transaction. The Fund may be required by applicable regulations to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when the Fund take positions in derivative instruments. If the Fund is unable to close out the Fund’s positions in such instruments, the Fund might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under a derivative transaction. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the over-the-counter derivatives market takes place among the over-the-counter dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk

At any time after the date of the Joint Proxy Statement/Prospectus and Reorganization Statement of Additional Information, new regulations may negatively affect the Fund’s assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets the Fund holds to achieve their business goals, and hence, for the Fund to achieve the Fund’s investment objective.

On August 2, 2013, the IRS issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of its taxable subsidiary corporation with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more MLPs. The IRS proposed regulations have no immediate impact on the Fund. The IRS received significant comments on the proposal and has not taken further action on the proposal. If the proposed regulations are adopted and finalized in their current form, the Fund expects to reduce its overall investments in MLPs, whether held in the Fund directly or held by its subsidiary C corporation, to no more than 25% of the Fund’s consolidated total assets. The Fund would otherwise continue to pursue its current investment objectives and strategies.

MANAGEMENT OF THE FUNDS

Trustees and Officers

SMM and SMF each has the same investment adviser and the same Board of Trustees. Unless otherwise indicated, the disclosure in this section applies to SMM and SMF. SMM’s business and affairs are managed under the direction of the Board, including the duties performed for the Fund under the Investment Management Agreement. The Trustees set broad policies for the Fund and choose the Fund’s officers. The Trustees who are not “interested persons” of the Adviser, its affiliates, or the Fund’s underwriters as defined in the 1940 Act are referred to herein as “Independent Trustees.” The Trustees who are “interested persons” (as defined by the 1940 Act) are referred to herein as “Interested Trustees.”

Under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”) the Board is divided into three classes of Trustees serving staggered three-year terms. At each annual meeting of the Fund’s common shareholders, the successors to the class of Trustees whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each Trustee will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

•	The Fund’s class I Trustees are Messrs. Johnson, Powell, Reid and Sherman. With respect to SMF, their term expired at the annual meeting of shareholders held in 2012 and such class was re-elected by the Fund’s common shareholders for a three year term expiring in 2015. With respect to SMM, their term expired at the annual meeting of shareholders held in 2013 and such class was re-elected by the Fund’s common shareholders for a three year term expiring in 2016.

•	The Fund’s class II Trustees are Mr. Blaisdell, Dr. Harris and Ms. Bonding. With respect to SMF, their term expired at the annual meeting of shareholders held in 2013 and such class was re-elected by the Fund’s common shareholders for a three year term expiring in 2016. With respect to SMM, their term expired at the annual meeting of shareholders held in 2014 and such class was re-elected by the Fund’s common shareholders for a three year term expiring in 2017.

•	The Fund’s class III Trustees are Messrs. Carroll, Linbeck and Schwinger. With respect to SMF, their term expired at the annual meeting of shareholders held in 2014 and such class was re-elected by the Fund’s common shareholders for a three year term expiring in 2017. With respect to SMM, their term will expire at the annual meeting of shareholders to be held in 2015.

Interested Trustees

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
John A. Blaisdell(1) Age: 53	Chairman (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	10	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (three funds) since 2014; Salient MF Trust (investment company) (five funds) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010.

Andrew B. Linbeck(1) Age: 49	Trustee (Since inception)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	4	The Endowment Funds (investment companies) (five funds); the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010.

Gregory A. Reid(1) Age: 48	Trustee, President and Chief Executive Officer (Since inception)	Member, Investment Committee of the Adviser (as defined below) and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, 1997- 2007.	2

A. Haag Sherman(1) Age: 48	Trustee (Since inception)	Member, Investment Committee of the Adviser and Managing Director of Salient, 2002 to 2011.	2	The Endowment Funds (investment companies) (five funds); Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Plains Capital Corporation, since 2009; Blue Dolphin Energy Company, since 2012.

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Fund’s investment adviser, Salient Capital Advisors, LLC, a Texas limited liability company (the “Adviser”). “Salient” collectively refers to the Adviser and its other affiliates, including the Adviser’s manager, Salient Capital Management, LLC, a Delaware limited liability company (“SCM”), and the Adviser’s parent company, Salient Partners, L.P., a Delaware limited partnership (“SPLP”).
*	The address of each trustee and officer is 4265 San Felipe, 8th Floor, Houston, TX 77027.

Independent Trustees

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years

Karin B. Bonding Age: 74	Trustee (Since inception)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	10	The Endowment Funds (investment companies) (five funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Brandes Investment Trust (investment companies) (four funds) since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010.

Jonathan P. Carroll Age: 52	Trustee (Since inception)	President, Lazarus Financial LLC (holding company) since 2006; private investor for past six years.	10	The Endowment Funds (investment companies) (five funds) since 2004; The Endowment PMF Funds (three funds) since 2014; Salient MF Trust (investment company) (five funds) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006.

Dr. Bernard A. Harris Age: 57	Trustee (Since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President, The Space Agency (marketing) since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	10	The Endowment Funds (investment companies) (five funds) since 2009; Salient MF Trust (investment company) (five funds) since 2012; Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

Richard C. Johnson Age: 76	Trustee (Since inception)	Senior Counsel (retired), Baker Botts LLP (law firm), since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	10	The Endowment Funds (investment companies) (five funds); The Endowment PMF Funds (three funds); the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient MF Trust (investment companies)(six funds), since 2012.

Name and Age	Position(s) with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
G. Edward Powell Age: 77	Trustee, Lead Independent Trustee (Since inception)	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	10	The Endowment Funds (investment companies) (five funds); The Endowment PMF Funds (three funds) since 2014; Salient Alternative Strategies Funds (investment companies) (two funds), since 2010; Salient MF Trust (investment companies) (six funds), since 2012; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013; Therapy Track, LLC, 2009 to 2012.

Scott E. Schwinger Age: 49	Trustee (Since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	10	The Endowment Funds (investment companies) (five funds); The Endowment PMF Funds (three funds) since 2014; the Salient MF Trust (investment companies) (six funds) since 2012; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; the Salient Alternative Strategies Funds (investment companies) (two funds), since 2010.

*	The address of each trustee and officer is 4265 San Felipe, 8th Floor, Houston, TX 77027.

Committees of the Board

The Board has four standing committees: the Nominating Committee, the Compliance Committee, the Valuation Committee and the Audit Committee.

Nominating Committee

The Board has formed a nominating committee (the “Nominating Committee”) that recommends nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, as well as their independence from the Adviser and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Fund’s Board. The Nominating Committee is composed of all Independent Trustees. During the fiscal year ending November 30, 2013, the Nominating Committee met once.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by shareholders of the Fund. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. This submission to the Fund must include: (i) the shareholder’s contact information; (ii) the nominee’s contact information and the amount of interest of the Fund owned by the proposed nominee; (iii) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (iv) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund proxy statement, if so designated by the Nominating Committee and the Board. The Nominating Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Compliance Committee

The Fund’s Board has formed a Compliance Committee that is responsible for meeting with the Fund’s Chief Compliance Officer (“CCO”) to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Fund’s compliance program and operations. Messrs. Carroll, Powell and Johnson, each an Independent Trustee, constitute the Compliance Committee. The Compliance Committee routinely meets with the CCO and formally twice during the fiscal year ending November 30, 2013.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for overseeing each Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee (as defined below) of each Fund’s valuation policy and procedures. Ms. Bonding and Messrs. Harris, Johnson and Schwinger constitute the Board Valuation Committee. The Valuation Committee met six times during the fiscal year ending November 30, 2013.

In addition, the Board, for each Fund, has authorized the establishment of and delegation to an Adviser’s Valuation Committee, consisting of Messrs. Blaisdell and Radcliffe, and additional officers of the Funds and representatives of the Funds’ Adviser to serve as the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is not a Board committee. The Adviser’s Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review each Fund’s valuation determinations, and any information provided to the Adviser’s Valuation Committee by a Fund’s Adviser or the Administrator. The Adviser’s Valuation Committee has been assigned to act in accordance with each Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee members are encouraged to attend Adviser Valuation Committee meetings and the Board Valuation Committee reviews matters arising from the Adviser’s Valuation Committee’s considerations.

Audit Committee

The Fund’s Board has formed an audit committee (the “Audit Committee”) that is responsible for meeting with the Fund’s independent auditors, the Administrator and corporate officers to review financial statements, reports, issues and compliance matters. The Audit Committee reports significant issues to the Board and makes recommendations regarding the selection, retention or termination of the auditors, evaluates their independence, and reviews their fees. Messrs. Carroll, Powell, Schwinger and Dr. Harris, each an Independent Trustee, constitute the Audit Committee. Mr. Powell is chair of the Audit Committee. During the fiscal year ending November 30, 2013, the Audit Committee met four times.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board believes that each trustee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as the Fund’s trustees in light of the Fund’s business and structure. Each of the trustees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the trustees have served as a member of the board of other funds advised by Salient and its affiliates, other funds, public companies, or non-profit entities or other organizations other than the Fund. They therefore have substantial boardroom experience and, in their service to us, have gained substantial insight as to the Fund’s operation and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.

In addition to the experience provided in the table above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

Andrew B. Linbeck — Through his experience as a senior executive of financial organizations, Mr. Linbeck contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Gregory A. Reid — Through his experience as a senior executive of financial organizations, Mr. Reid contributes his experience in the investment industry to the Board.

A. Haag Sherman — Through his experience as a senior executive of financial organizations, Mr. Sherman contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Board Leadership Structure

The Fund’s business and affairs are managed under the direction of the Board, including the duties performed for the Fund pursuant to the Fund’s investment management agreement. Among other things, the Trustees set broad policies for the Fund, approve the appointment of the Fund’s investment adviser, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and reviews the performance of, the Fund’s independent registered accounting firm. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund.

As part of each regular Board meeting, the Independent Trustees meet separately from the Adviser and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Under the Fund’s By-Laws, the Board may designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Trustee and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

Presently, John A. Blaisdell serves as Chairman of the Board and Greg A. Reid serves as President and Chief Executive Officer of the Fund. Each of Mr. Blaisdell and Mr. Reid is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his employment relationship with the Adviser. The Fund believes that Mr. Blaisdell’s history with Salient’s investment platform and experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Similarly, the Fund believes that Mr. Reid’s experience with Salient’s investment platform and extensive experience in the field of energy-related investments qualifies him to serve as President and Chief Executive Officer of the Fund. The Board has determined that the composition of the Audit, Compliance and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board believes that this Board leadership structure—a separate Chairman of the Board and Chief Executive Officer—is the optimal structure for the Fund at this time. Since the Chairman has the most extensive knowledge of the various aspects of the Fund’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. Blaisdell is the most qualified individual to lead the Board and to serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Board has designated Mr. Powell as lead independent Trustee of the Fund. In this capacity, he serves as liaison between the Independent Trustees and the Chairman, and performs such other duties as the Independent Trustees shall from time to time determine.

Board Role in Risk Oversight

The Board oversees the services provided by the Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Board also meets at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Fund and the Adviser to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with senior management.

The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Salient, its affiliates or other service providers.

Trustee Compensation

The Fund’s Trustees and officers who are “interested persons” by virtue of their employment by Salient serve without any compensation from the Fund. Each of the Fund’s Independent Trustees receives a $15,000 annual retainer for serving as a trustee, such compensation to encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings, if any. In addition, the Independent Trustees are reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

The following table sets forth estimated compensation to be paid by the Fund to the Independent Trustees and officers during the Fund’s first full fiscal year after commencement of operations. The Fund has no retirement or pension plans.

The table below sets forth the compensation paid to the trustees by us for the period ended November 30, 2013.

Name and Position With the Funds	Aggregate Compensation From each Fund	Aggregate Compensation From the Funds and Fund Complex Paid to Trustees*
Independent Trustee
Karen B. Bonding	$15,000	$65,000
Jonathan P. Carroll	$15,000	$65,000
Richard C. Johnson	$15,000	$65,000
Dr. Bernard A. Harris, Jr.	$15,000	$65,000
G. Edward Powell	$15,000	$65,000
Scott E. Schwinger	$15,000	$65,000

The following table sets forth the dollar range of equity securities beneficially owned by each trustee of the Fund as of December 31, 2013.

Name of Trustee	Aggregate Dollar Range of Each Fund’s Securities Beneficially Owned By Trustee (1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Interested Trustee
John A. Blaisdell (2)	None	Over $100,000
Andrew B. Linbeck (2)	None	Over $100,000
Gregory A. Reid (2)	SMF: Over $100,000 SMM: None	Over $100,000
A. Haag Sherman (2)	None	Over $100,000
Independent Trustee
Karin B. Bonding	None	$10,001 to $50,000
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by Salient beneficially owned and personal investments.

Control Persons and Principal Holders of Securities

A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of May 31, 2014, the officers and Trustees of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. In addition, to the best knowledge of each Fund, no shareholder owned 5% or more of the outstanding shares of such Fund as of the date of this Reorganization Statement of Additional Information.

Limitation on Liability of Trustees and Officers

The Fund is an organization of the type commonly known as a “Delaware statutory trust.” The Fund’s Declaration of Trust provides that the trustees and officers of the Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of common shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of common shares voting on the matter will not be able to elect any Trustees.

The Fund’s Declaration of Trust authorizes the Fund, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former trustee or officer or any individual who, while serving as the Fund’s trustee or officer and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Fund’s By-Laws obligate the Fund, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former trustee or officer or any individual who, while serving as the Fund’s trustee or officer and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Declaration of Trust and By-Laws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of ours or the Fund’s predecessor, if any.

In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment Adviser

Salient Capital Advisors, LLC (“Adviser”) is registered with the SEC under the Investment Advisers Act of 1940, as amended. Adviser provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation, with the exception of the Chief Compliance Officer, as the Fund’s Trustees or officers if elected to such positions. Adviser is located at 4265 San Felipe, Suite 800, Houston, Texas 77027.

Adviser provides services to each Fund pursuant to an investment management agreement (the “Investment Management Agreement”). Each Investment Management Agreement continued in effect from year to year so long as the Fund’s Trustees including a majority of Independent Trustees or the vote of a majority of the Fund’s outstanding voting securities approve its continuation at least annually. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board or by a majority vote of the Fund’s outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that Adviser or any officer or director of Adviser has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misconduct, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for Adviser’s services, the Fund pays Adviser a fee as described in the Joint Proxy Statement/Prospectus. See “Management of the Funds — Compensation and Expenses” in the Joint Proxy Statement/Prospectus.

In addition to Adviser’s management fee, each Fund pays all other costs and expenses of the Fund’s operations, such as compensation of the Fund’s Independent Trustees (but not those affiliated with Salient), a portion of the Chief Compliance Officer’s compensation and expenses related to Trustees’ meetings, custodian, transfer agency, administrative, accounting and disbursement expenses, legal fees, expenses associated with the Fund’s Financial Leverage, expenses of independent auditors, marketing and certain advertising expenses, expenses of personnel including those who are affiliates of Adviser’s reasonably incurred in connection with arranging or structuring portfolio transactions, expenses of repurchasing the Fund’s securities, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued and deducted before payment of Distributions to investors.

For the fiscal periods ended November 30, 2012 and November 30, 2013, SMM incurred $1,479,470 and $3,760,309 in advisory fees, respectively. Until May 25, 2014, the Adviser had contractually agreed to waive or reimburse SMM for a portion of its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly consolidated total assets.

For the fiscal periods ended November 30, 2012 and November 30, 2013, SMF incurred $2,335,811 and $2,949,310 in advisory fees, respectively. Until May 25, 2013, the Adviser had contractually agreed to waive or reimburse SMF for a portion of its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets.

A discussion regarding the basis for approval by the Board of the Fund’s Investment Management Agreement with the Fund’s Advisor was provided in the Fund’s initial shareholders report. The basis for subsequent continuations of the Investment Management Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

The following table reflects information regarding accounts for which the portfolio managers of SMM and SMF have day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2013. Asset amounts are approximate and have been rounded.

Name of Manager	Number of Accounts	Total Assets of Accounts ($ in millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ in millions)
Frank “Ted” Gardner
Registered investment companies	2	$627	0	$0
Other pooled investment vehicles	5	$404	2	$314
Other accounts	4	$603	2	$63
Gregory A. Reid
Registered investment companies	2	$627	0	$0
Other pooled investment vehicles	5	$404	2	$314
Other accounts	4	$603	2	$63
Lee Partridge
Registered investment companies	10	$3,095	0	0
Other pooled investment vehicles	9	$884	0	$14.9
Other accounts	1	$9,739	1	$9,739

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because Salient Partners, LP (as used in this section, “Salient”) and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

The Advisor also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Companies. Furthermore, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm might participate in the valuation of our securities.

Compensation

Messrs. Gardner, Reid and Partridge are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of November 30, 2013.

Name of Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Greg A. Reid	None
Frank T. Gardner III	None
Lee Partridge	None

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations.

Compensation and Expenses

SMF, SMM and Combined Fund. Under the terms of the investment management agreement for SMF, the Fund pays the Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of the Fund’s average monthly total assets. Under the terms of the investment management agreement for SMM, the Fund pays the Adviser a management fee, computed and paid monthly at an annual rate of 1.20% of the average monthly consolidated total assets of the Fund. The primary difference in methodologies is that SMF’s fee is based on average monthly total assets compared to average monthly consolidated total assets for SMM. Accordingly, the management fee for SMF does not take into account the leverage used in the subsidiary C corporation, whereas such leverage is taken into account for purposes of calculating the SMM management fee. The management fee for the Combined Fund will be calculated using the SMM methodology, which will result in a higher management fee for SMF shareholders.

Code of Ethics

Each Fund and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, as required by federal securities laws. Under the codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by a Fund or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in the Fund’s code of ethics. The personal securities transactions of a Fund’s access persons and those of the Adviser will be governed by the applicable code of ethics.

The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on a Fund’s behalf. Similarly, with respect to a Fund’s portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by a Fund or other funds it manages.

Each Fund and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from the applicable Fund free of charge at (800) 809-0525. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

NET ASSET VALUE

Each Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and such Fund will make its net asset value available for publication at least monthly. Each Fund currently anticipates calculating its net asset value and making it available on each Fund’s website, www.salientpartners.com, on a weekly basis. Net asset value is computed by dividing the value of all of each Fund’s assets (including accrued interest and Distributions), less all of such Fund’s liabilities (including accrued expenses, distributions payable, and any Indebtedness) and the liquidation value of any outstanding preferred shares (if any), by the total number of common shares outstanding.

The price of an equity security traded upon one or more U.S. or foreign exchanges will be determined as follows: (1) if the security is traded on only one exchange, the value of the security will be the last sale price on that exchange on the valuation day and if traded on a foreign exchange only and it is a holiday in such country, the value of the security will be the last sales price on the foreign exchange on the day prior to the holiday; or (2) if the security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (“OTC”) market, the value of the security will be the last sale price on the valuation day on the primary market on which the security is traded. In either of the foregoing cases, if there are no sales of the security on the valuation day, the price of the security will be the mean of the closing bid and asked prices on the valuation day on the relevant exchange. The price of an equity security not traded on any exchange but listed on the NASDAQ National Market System (“NASDAQ”) will be the NASDAQ Official Closing Price on NASDAQ. For OTC securities that are not listed on NASDAQ, the value of the security will be the last sale price on such other OTC market on the valuation day. If a preferred security (other than preferred equity securities that are stated on a bond basis and preferred debt securities that are stated on an equity basis) is not listed on an exchange or NASDAQ, then the price will be supplied by a pricing vendor, except in the case of auction rate preferred shares (if any) issued by a closed-end registered investment company, which will be valued at par.

For private investments in public equities, if any, the Adviser will value the security at the time of purchase at cost, with any subsequent valuation based on the market price for such issuer adjusted for any unaccredited discount recorded at the time of purchase. For private investments that do not have a market price and for which the use of net asset value as a practical expedient under ASC 820 would not be applicable, a third party firm that provides valuation services will be engaged to provide a valuation for such investments on a quarterly basis.

Debt securities will be valued at prices supplied by a pricing vendor; except that (1) for corporate debt obligations (including convertible securities listed on an exchange or NASDAQ), the value of the security will be the last sale price on that exchange or NASDAQ on the valuation day; and (2) short-term instruments purchased with a remaining maturity of (or put option exercisable in) 60 days or less, maturing at par, will be valued at amortized cost unless the investment adviser determines that such value is not reliable, in which case the investment adviser may rely on a value from the appropriate pricing vendor.

Exchange-traded options and futures contracts will be valued as follows: (1) option contracts on securities, currencies and other financial instruments traded on one or more exchanges will be valued on the valuation day at the last bid/ask price for options held long/short, respectively, from any exchange on which the option is listed. If no such bid/ask price is reported, such instruments will be valued at the last sales price on the valuation day as reported by such exchange. If no sales price is reported by such exchange on the valuation day, the Adviser’s Valuation Committee, in conjunction with the administrator, will determine the fair value of such options in good faith using information that is available at that time. Flexible Exchange Options (also known as “Flex Options”) traded at the Chicago Board Options Exchange and cleared by the Options Clearing Corporation (“OCC”) will be valued by the OCC. Futures positions on securities and currencies will be valued at closing settlement prices on the valuation day. OTC options, interest rate, currency and credit default swaps that are not priced by a pricing vendor will be priced based upon broker-dealer pricing which may be the counterparty to the option. If no pricing is available or if it is deemed to be unreliable, volatility quotes may be used in conjunction with an option valuation model or in the case of OTC options, pricing of exchange traded options written on the same security with similar characteristics. Total return swaps not valued by a pricing vendor will be valued according to market index data in conjunction with a valuation model. A Fund may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by a Fund for which, in the judgment of the Adviser, reliable market quotations are not readily available, a pricing service does not provide a valuation, or provides a valuation that in the judgment of the Adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date.

Each Fund may hold a substantial amount of securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by a Fund for which, in the judgment of the Adviser, reliable market quotations are not readily available, a pricing service does not provide a valuation, or provides a valuation that in the judgment of the Adviser is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date.

Because any subsidiary C corporation through which a Fund invests in MLPs is treated as a regular taxable corporation, for U.S. federal income tax purposes any subsidiary C corporation will incur tax expenses. In calculating its daily net asset value, a Fund will, among other things, account for any subsidiary C corporation’s deferred tax liability and/or asset balances.

Any subsidiary C corporation used by a Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received on equity securities of MLPs considered to be return of capital. Any deferred tax liability balance of any subsidiary C corporation used by a Fund will reduce such Fund’s net asset value.

Any subsidiary C corporation used by a Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of such subsidiary C corporation’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase its net asset value. To the extent a subsidiary C corporation has a deferred tax asset balance, a Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of such subsidiary C corporation’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), each Fund will assess a valuation allowance to reduce some or all of such subsidiary C corporation’s deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. Each Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. Its assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future Master Limited Partnership cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to a subsidiary C corporation’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to a Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of Master Limited Partnership cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the Master Limited Partnership cash distributions at or near current levels in the future and the resultant generation of taxable income. Each Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset of a subsidiary C corporation in connection with the calculation of its net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates a Fund used in calculating its daily net asset value, the application of such final valuation allowance could have a material impact on its net asset value.

Any subsidiary C corporation’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. Each Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to such Fund on a timely basis, to estimate a subsidiary C corporation’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining a Fund’s net asset value. If such information is not received from such MLPs on a timely basis, a Fund will estimate the tax characterization of the distributions received by a subsidiary C corporation based on average historical tax characterization of distributions made by MLPs. A Fund’s estimates regarding a subsidiary C corporation’s deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of a subsidiary C corporation’s deferred tax liability and/or asset balances used to calculate its net asset value could vary dramatically from such subsidiary C corporation’s actual tax liability and, as a result, the determination of such subsidiary C corporation’s actual tax liability may have a material impact on its net asset value. A Fund’s daily net asset value calculation will be based on then-current estimates and assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to a Fund at such time. From time to time, a Fund may modify estimates or assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of its estimates or assumptions regarding a subsidiary C corporation’s deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in its net asset value per share, which could be material.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board, the Adviser is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by a Fund’s Board, the Adviser may select an affiliated broker-dealer to effect transactions in a Fund’s Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to a Fund. The Adviser believes that the research information received in this manner provides each Fund with benefits by supplementing the research otherwise available to each Fund. The investment advisory fees paid by a Fund to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.

The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which each Fund effect such Fund’s securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with a Fund. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes that such costs to a Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to a Fund and such other accounts and funds.

LIMITATION ON LIABILITY OF TRUSTEES AND OFFICERS

Each Fund is an organization of the type commonly known as a “Delaware statutory trust.” Each Fund’s Declaration of Trust provides that the Trustees and officers of a Fund, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to a Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of Common Shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of Common Shares voting on the matter will not be able to elect any Trustees.

Each Fund’s Declaration of Trust authorizes such Fund, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to obligate such Fund to indemnify any present or former trustee or officer or any individual who, while serving as such Fund’s trustee or officer and, at such Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Each Fund’s By-Laws obligate such Fund, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former trustee or officer or any individual who, while serving as such Fund’s trustee or officer and, at such Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Each Fund’s Declaration of Trust and By-Laws also permit such Fund to indemnify and advance expenses to any individual who served any predecessor of such Fund in any of the capacities described above and any employee or agent of ours or such Fund’s predecessor, if any.

In accordance with the 1940 Act, a Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CERTAIN FEDERAL INCOME TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of K&L Gates LLP, each Fund’s counsel. Unless otherwise indicated, the disclosure in this section applies to SMM and SMF.

Matters Addressed

This section and the discussion in the Joint Proxy Statement/Prospectus (see “Certain Federal Income Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the Fund’s securities. It does not address all U.S. federal income tax consequences that may apply to an investment in the Fund’s securities or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisers in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the Fund’s securities. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of the Fund’s securities, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold the Fund’s securities as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar, or (iv) persons that do not hold the Fund’s securities as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in a partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Common Shares should consult its tax advisers with respect to the purchase, ownership and disposition of Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

Taxation of Each Fund

The Fund qualifies for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as the Fund qualifies, the Fund (but not the Fund’s common shareholders) will not be subject to U.S. federal income tax on the part of the Fund’s net ordinary income and net realized capital gains that the Fund distributes to the Fund’s common shareholders. In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must meet three key tests, which are described below, and be registered as a management company under the 1940 Act at all times during each taxable year. Failure to meet any of the quarterly tests would disqualify the Fund from RIC tax treatment for the entire year. However, in certain situations the Fund may be able to take corrective action within 30 days of the end of a quarter, or within 6 months of the end of a quarter if the failure is de minimis and certain other requirements are met, which would allow the Fund to remain qualified.

The Income Test. At least 90% of the Fund’s gross income in each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale of shares or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such shares, securities or currencies. Net income from a “qualified publicly traded partnership” will also be included as qualifying income for purposes of the 90% gross income test. A “qualified publicly traded partnership” is a publicly traded partnership that is treated as a partnership for U.S. federal income tax purposes and that meets certain income source requirements and derives less than 90% of its gross income from the foregoing types of RIC qualifying income. To the extent the Fund holds interests in entities that are taxed as grantor trusts for U.S. federal income tax purposes or are partnerships that are not treated as “qualified publicly traded partnerships,” the income derived from such investments may not be treated as qualifying income for purposes of the 90% gross income test, depending on the underlying source of income to such partnerships or grantor trusts.

The Diversification Tests. The Fund must diversify the Fund’s holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund refers to these tests as the “Diversification Tests.”

The Annual Distribution Requirement. The Fund’s deduction for dividends paid to the Fund’s common shareholders during the taxable year must equal or exceed the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) 90% of the Fund’s net tax-exempt interest, if any (the excess of the Fund’s gross tax-exempt interest over certain disallowed deductions). For purposes of this distribution test, the Fund may elect to treat as paid on the last day of the fiscal year all or part of any dividends that the Fund declare after the end of the Fund’s taxable year. Such dividends must be declared before the due date for filing the Fund’s tax return, including any extensions. The Fund intends to distribute at least annually substantially all of such income. The Fund will refer to this distribution requirement as the “Annual Distribution Requirement.”

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of the Fund’s ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98.2% of the Fund’s capital gains in excess of the Fund’s capital losses (adjusted for certain ordinary losses) for the one-year period ending on November 30, the last day of the Fund’s taxable year (which the Fund intends to continue to elect to use for this purpose), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. The Fund refers to this distribution requirement as the “Excise Tax Avoidance Requirement.” While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which the Fund does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to the Fund’s common shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

In order to increase the Fund’s investments in MLPs, the Fund invests in a wholly owned taxable subsidiary C corporation, and may invest more taxable subsidiary C corporations that invest in MLPs. In addition, equity securities issued by certain non-traded limited partnerships (or other “pass-through” entities, such as grantor trusts) in which the Fund invests may not produce qualifying income for purposes of determining the Fund’s compliance with the 90% gross income test applicable to RICs. As a result, the Fund may form one or more wholly owned taxable subsidiaries to make and hold certain investments in accordance with the Fund’s investment objective. The dividends received from such taxable subsidiaries will be qualifying income for purposes of the 90% gross income test. In general, the amount of cash received from such wholly owned subsidiaries will equal the amount of cash received from the limited partnerships or other pass-through entities as reduced by income taxes paid by such subsidiaries.

On August 2, 2013, the IRS issued proposed regulations which, if ultimately adopted in their current form, would require the Fund to aggregate investment holdings of its taxable subsidiary corporation with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of, as any such regulation would be relevant to the Fund, one or more MLPs. The IRS proposed regulations have no immediate impact on the Fund. The IRS received significant comments on the proposal and has not taken further action on the proposal. If the proposed regulations are adopted and finalized in their current form, the Fund expects to reduce its overall investments in MLPs, whether held in the Fund directly or held by its subsidiary C corporation, to no more than 25% of the Fund’s consolidated total assets. The Fund would otherwise continue to pursue its current investment objectives and strategies.

The proposal has no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. If ultimately adopted, the proposed regulations would, unless altered, apply to quarters that begin at least 90 days after the date of publication of any final regulations.

The Fund is authorized to borrow funds and to sell assets in order to satisfy Distribution requirements. However, under the 1940 Act, the Fund is not permitted to make Distributions to the common shareholders while the Fund’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Investment Limitations.” Moreover, the Fund’s ability to dispose of assets to meet the Fund’s Distribution requirements may be limited by other requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of the Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund intends to monitor the Fund’s transactions and may make certain tax elections to mitigate the effect of these rules and prevent the Fund’s disqualification as a RIC.

The Fund intends to invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as “qualified publicly traded partnerships” (as defined in Section 851(h) of the Code). Accordingly, it is expected that the net income derived by the Fund from such investments will qualify as “good income” for purposes of the 90% gross income test. If the MLPs in which the Fund invests, however, do not qualify as qualified publicly traded partnerships under the new rules or otherwise are not treated as corporations for U.S. federal income tax purposes, the income derived by the Fund from such investments may not qualify as “good income” under the 90% gross income test and, therefore, could adversely affect the Fund’s status as a RIC.

The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes, and therefore, the cash distributions received by the Fund from a MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by a MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund intends to invest in Canadian income trusts that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Canadian income trusts are generally treated as either corporations or partnerships for U.S. federal income tax purposes. If the Canadian income trusts in which the Fund invests are treated as corporations for U.S. federal income tax purposes, the income and gain generated by the Fund from such investments will generally be qualifying income, and a trust unit will generally be a qualifying asset, for purposes of the Fund’s qualification as a RIC. Moreover, if the Canadian income trust is a PFIC (as defined below), the Fund will be subject to additional rules described below relating to tax consequences of an investment in a PFIC.

If the Canadian income trusts in which the Fund invests are treated as partnerships for U.S. federal income tax purposes, the effect on the Fund will depend on whether the Canadian income trust is a qualified publicly traded partnership (as described above) or not. If the Canadian income trust is a qualified publicly traded partnership, the Fund’s investment therein would generally be subject to the rules described above relating to investments in MLPs. If the Canadian income trust, however, is not treated as a qualified publicly traded partnership, then the consequences to the Fund of an investment in such Canadian income trust will depend upon the amount and type of income and assets of the Canadian income trust allocable to the Fund. The Fund intends to monitor its investments in Canadian income trusts to prevent its disqualification as a RIC.

Income received by the Fund with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Fund’s investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes.

Investments by the Fund in certain “passive foreign investment companies” (“PFIC”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this provision provided that the PFIC complies with certain reporting requirements, but the elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. Distributions of the Fund’s net capital gains (which are generally the Fund’s net long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains currently at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common shares as a non taxable return of capital and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 20%. To the extent that distributions paid by the Fund is attributable to dividends received by the Fund from corporations; the Fund’s distributions may be eligible for the maximum tax rate of 20% applicable to qualified dividend income, or for the dividends received deduction, in each case provided that certain holding period and other requirements are met.

Under the DRIP, a U.S. shareholder can have all cash distributions automatically reinvested in additional common shares. See “Distribution Reinvestment Plan.” Any distributions reinvested under the DRIP will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the common shares are credited to the U.S. shareholder’s account.

Although the Fund currently intends to distribute any long-term capital gains at least annually, the Fund may in the future decide to retain some or all of the Fund’s long-term capital gains, but designate the retained amount as a “deemed distribution.” The Fund cannot, however, treat any of the Fund’s “investment company taxable income” as a “deemed distribution.” If the Fund designates any of its retained capital gains as a deemed distribution, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its Common Shares. Since the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Common Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund will be subject to alternative minimum tax, also referred to as AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the Common Shareholders and this may affect the Common Shareholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the Distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Common Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its Common Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain if the Common Shareholder has held his, her or its shares for more than one year and such shares are held as capital assets. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition Common Shares held for six months or less (determined by applying the holding period rules contained in Section 852(b)(4)(C) of the Code) will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition Common Shares may be disallowed if Common Shares are purchased (whether through reinvestment of Distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Common Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per Distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate currently applicable to “qualified dividends”) and as long-term capital gain. In addition, the federal tax status of each year’s Distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for treatment as “qualified dividends”). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. To the extent that Distributions paid by the Fund is attributable to dividends received by the Fund from corporations, dividends distributed by the Fund may be eligible for the dividends-received deduction or the preferential rate applicable to qualified dividends, in each case provided that certain holding period and other requirements are met.

The Medicare Contribution Tax requires certain U.S. shareholders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of shares for taxable years beginning after December 31, 2012. U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Common Shares.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28% from all taxable Distributions to any non-corporate U.S. shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom notification has been received from the IRS to the effect that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in Common Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in common shares by a non-U.S. shareholder may have adverse tax consequences because the interest income and certain short-term capital gains that generally would not be subject to tax if earned directly by a non-U.S. shareholder are transformed into dividends that are subject to U.S. federal income tax as described below. Non-U.S. shareholders should consult their tax advisers before investing in Common Shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and the excess of net short-term capital gain over net long-term capital losses), will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder. In such latter case, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided by an applicable treaty), and the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Actual or deemed distributions of the Fund’s net capital gains (i.e., net long-term capital gains in excess of short-term capital losses) to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Common Shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment or fixed base maintained by the non-U.S. shareholder in the United States, or (b) the non-U.S. shareholder is an individual, has been present in the United States for 183 days or more during the taxable, and certain other conditions are satisfied. In addition, gain on the non-U.S. shareholder’s sale of common shares will be subject to U.S. federal income tax if the Fund is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date the non-U.S. shareholder sells common shares and such common shareholder held more than 5% of the Fund’s common shares at any time during the five-year period preceding the disposition. Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the common shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of common shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

In addition, for taxable years of the Fund beginning on or before December 31, 2013, dividends paid to non-U.S. shareholders that are properly designated as (i) “interest-related dividends” paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of the Fund’s “qualified short-term gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year) will not be subject to federal withholding tax.

Under the DRIP, a non-U.S. shareholder can have all cash Distributions automatically reinvested in additional common shares. See “Distribution Reinvestment Plan.” If the Distribution is a distribution of the Fund’s “investment company taxable income” and is not effectively connected with a U.S. trade or business of the non-U.S. shareholder (or, if a treaty applies, it is not attributable to a permanent establishment or a fixed base), the amount distributed (to the extent of the Fund’s current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the Distribution is effectively connected with a U.S. trade or business or attributable to a permanent establishment or fixed base, generally the full amount of the Distribution will be reinvested in the DRIP and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. shareholders. The non-U.S. shareholder will have an adjusted basis in the additional common shares purchased through the DRIP equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which common shares are credited to the non-U.S. shareholder’s account.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities, of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain non-U.S. shareholders may need to enter into information-sharing agreements with the IRS or with a governmental authority in its own country in which they agree to identify and report information on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Alternatively, a non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of our common shares. Regulatory guidance provides for a phased-in implementation of these provisions, with withholding on withholdable payments, other than gross proceeds, to begin on July 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January  1, 2017.

PROXY VOTING POLICIES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the Adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, a Fund will invest in securities that do not generally entitle such Fund to voting rights in such Fund’s portfolio companies. When a Fund does have voting rights, such Fund will delegate the exercise of such rights to the Adviser, to whom such Fund’s Board has delegated the authority to develop policies and procedures relating to proxy voting. The Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of the Adviser will consult with each other and a Fund’s other investment professionals, taking into account the interests of a Fund and such Fund’s investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to a Fund’s Advisor’s Proxy Voting Committee for a final decision. If the Adviser determines that such conflict prevents the Adviser from determining how to vote on the proxy proposal in such Fund’s best interest, the Adviser will either (1) vote in accordance with a predetermined specific policy to the extent that the Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to such Fund’s Board and obtain the Board’s consent prior to voting on such proposal. An officer of the Adviser will keep a written record of how all such proxies are voted. The Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR database in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to each Fund’s portfolio securities are voted during the 12-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (800) 809-0525 (toll-free/collect), and (ii) on the SEC’s website at www.sec.gov.

The Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect trustees annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes for proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on merger and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•	The Adviser generally does not support shareholder social and environmental proposals, and may vote such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each Fund for the fiscal year ended November 30, 2013, including the related financial highlights for the year ended November 30, 2013, that appear in the Joint Proxy Statement/Prospectus, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report with respect thereto given upon the authority of such firm as experts in accounting and auditing, and are incorporated herein by reference.

KPMG LLP, located at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, is the independent registered public accountant for each Fund and provides audit and audit-related services in connection with certain SEC filings.

REPORTS TO SHAREHOLDERS

The financial statements of each Fund for the fiscal year ended November 30, 2013 are incorporated herein by reference to each Fund’s most recent Annual Report to common shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

OTHER SERVICE PROVIDERS

SMM: Citibank, N.A., located at 388 Greenwich Street, New York, N.Y. 10013, acts as the Fund’s custodian. Citi Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, provides certain administrative services for the Fund.

SMF: U.S. Bank N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the Fund’s custodian. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides certain administrative services for the Fund

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common shares of SMM, has been filed by us with the SEC. The Joint Proxy Statement/Prospectus and this Reorganization Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to SMM’s Registration Statement for further information with respect to SMM and the offering of our securities. Statements contained in the Joint Proxy Statement/Prospectus and this Reorganization Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Set forth in Appendix A hereto is unaudited pro forma financial information for SMM giving effect to the Reorganization.

The following financial statements and related documents are incorporated herein by reference from each Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2013:

The audited financial statements of the Fund and notes thereto for the fiscal year ended November 30, 2013, and the reports of KPMG LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements of the Fund.

Appendix A

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that would have actually resulted if both the proposed combination of Salient MLP & Energy Infrastructure Fund (“SMF”) with and into Salient Midstream & MLP Fund (“SMM” and together with SMF, the “Funds”) (the “Reorganization”) had been approved by shareholders and the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of SMF must approve the Reorganization and that shareholders of SMM must approve the issuance of additional common shares in connection with the Reorganization. If the Reorganization does not obtain the requisite approvals, the Reorganization will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Funds for the period ended May 31, 2014. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective Annual Reports to shareholders.

Salient MLP & Energy Infrastructure Fund

Salient Midstream & MLP Fund

Pro Forma Combined

Consolidated Schedule of Investments

As of May 31, 2014

(Unaudited)

	% of Combinded	Salient MLP & Energy Infrastructure Fund		Salient Midstream & MLP Fund		SMM Pro Forma Combined Fund
	Net Assets	Shares	($) Fair Value	Shares	($) Fair Value	Shares	($) Fair Value
Coal	2.56%
United States	2.56%
Alliance Holdings GP, L.P. (1)(2)(3)		76,686	4,930,910	126,221	8,116,010	202,907	13,046,920
Crude/Natural Gas Production	5.98%
United States	5.98%
Memorial Production Partners LP (1)(2)(3)		331,508	7,415,834	422,820	9,458,484	754,328	16,874,318
Western Gas Equity Partners, LP (2)(3)		115,944	6,024,450	145,246	7,546,982	261,190	13,571,432

			13,440,284		17,005,466		30,445,750
Crude/Refined Products Pipelines	43.70%
United States	43.70%
Arc Logistics Partners LP (2)(3)		147,522	3,480,044	127,957	3,018,506	275,479	6,498,550
Crestwood Midstream Partners, L.P. (2)(3)		198,333	4,323,659	277,857	6,057,283	476,190	10,380,942
Enbridge Energy Management, L.L.C. (2)(3)(4)		614,467	18,329,558	571,342	17,043,133	1,185,809	35,372,691
Kinder Morgan, Inc. (2)		192,336	6,422,099	228,439	7,627,578	420,775	14,049,677
Kinder Morgan Management, LLC (2)(3)(4)		271,494	19,566,537	318,958	22,987,328	590,452	42,553,865
Magellan Midstream Partners, L.P. (1)(2)(3)		193,600	15,851,968	132,750	10,869,570	326,350	26,721,538
Plains All American Pipeline, L.P. (1)(2)(3)		309,020	17,450,359	388,700	21,949,889	697,720	39,400,248
Plains GP Holdings, L.P. (2)(3)		311,128	8,587,133	404,564	11,165,966	715,692	19,753,099
Rose Rock Midstream, L.P. (2)(3)		136,300	5,919,509	183,123	7,953,032	319,423	13,872,541
Summit Midstream Partners, LP (2)(3)		133,373	6,003,119	178,741	8,045,132	312,114	14,048,251

			105,933,985		116,717,417		222,651,402
Electric Utilities	2.81%
United States	2.81%
NRG Yield, Inc. (2)		128,883	6,045,901	176,462	8,277,832	305,345	14,323,733
Natural Gas Gathering/Processing	39.34%
United States	39.34%
Enlink Midstream LLC (2)		220,197	9,087,530	259,829	10,723,143	480,026	19,810,673

see accompanying pro forma notes to consolidated financial statements.

Salient MLP & Energy Infrastructure Fund

Salient Midstream & MLP Fund

Pro Forma Combined

Consolidated Schedule of Investments

As of May 31, 2014

(Unaudited)

	% of Combinded	Salient MLP & Energy Infrastructure Fund		Salient Midstream & MLP Fund		SMM Pro Forma Combined Fund
	Net Assets	Shares	($) Fair Value	Shares	($) Fair Value	Shares	($) Fair Value
Enlink Midstream Partners LP (2)(3)	130,219	3,967,773	80,481		2,452,256	210,700	6,420,029
DCP Midstream Partners, LP (2)(3)		73,429	3,943,872	103,705	5,569,996	177,134	9,513,868
EMG Utica I Offshore Co-Investment, L.P. (3)(5)(6)(7)(8)		7,000,000	7,760,912	9,000,000	9,978,300	16,000,000	17,739,212
Linn Co LLC (2)		581,197	16,168,901	523,882	14,574,397	1,105,079	30,743,298
MarkWest Energy Partners, L.P. (2)(3)		75,849	4,698,846	61,956	3,838,174	137,805	8,537,020
NGL Energy Partners, LP (2)(3)		296,521	11,860,840	310,500	12,420,000	607,021	24,280,840
Targa Resources Corp. (2)		134,364	15,446,485	118,264	13,595,629	252,628	29,042,114
Targa Resources Partners L.P. (2)(3)		187,207	12,722,588	169,092	11,491,492	356,299	24,214,080
Williams Companies, Inc. (2)		231,096	10,852,268	410,389	19,271,868	641,485	30,124,136

			96,510,015		103,915,255		200,425,270

Natural Gas/Natural Gas Liquids Pipelines	30.90%
United States	30.90%
Buckeye Partners, L.P. (3)		56,330	4,419,652	56,810	4,457,313	113,140	8,876,965
Energy Transfer Equity, L.P. (1)(2)(3)		375,302	19,125,390	403,118	20,542,893	778,420	39,668,283
Enterprise Products Partners L.P. (1)(2)(3)		394,088	29,485,664	470,359	35,192,260	864,447	64,677,924
EQT Midstream Partners, LP (2)(3)		84,121	6,909,699	93,569	7,685,758	177,690	14,595,457
Exterran Partners, L.P. (3)		91,858	2,569,268	91,857	2,569,240	183,715	5,138,508
ONEOK, Inc. (2)		115,269	7,433,698	153,965	9,929,203	269,234	17,362,901
Spectra Energy Corp.		—	—	175,476	7,120,816	175,476	7,120,816

			69,943,371		87,497,483		157,440,854
Oil, Gas & Consumable Fuels	0.00%
United States	0.00%
AIM Water LLC (3)(5)(6)(7)		3,000,000	—	—	—	3,000,000	—
Shipping	11.95%
Bermuda	4.07%
Golar LNG Partners LP (2)		313,841	10,341,061	315,218	10,386,433	629,059	20,727,494
Republic of the Marshall Islands	4.84%
Seadrill Partners LLC (2)		112,593	3,697,554	127,407	4,184,046	240,000	7,881,600
Dynagas LNG Partners, LP (2)(3)		181,159	4,353,251	201,841	4,850,239	383,000	9,203,490

see accompanying pro forma notes to consolidated financial statements.

Salient MLP & Energy Infrastructure Fund

Salient Midstream & MLP Fund

Pro Forma Combined

Consolidated Schedule of Investments

As of May 31, 2014

(Unaudited)

	% of Combinded	Salient MLP & Energy Infrastructure Fund		Salient Midstream & MLP Fund		SMM Pro Forma Combined Fund
	Net Assets	Shares	($) Fair Value	Shares	($) Fair Value	Shares	($) Fair Value
Navios Maritime Partners, L.P. (2)		156,076	2,879,602	254,565	4,696,724	410,641	7,576,326
United States	3.04%
Capital Product Partners L.P. (2)(3)		821,413	8,805,547	624,193	6,691,349	1,445,606	15,496,896

			30,077,015		30,808,791		60,885,806

Transportation Infrastructure	3.30%
United States	3.30%
Macquarie Infrastructure Company LLC (2)		160,586	9,872,827	112,542	6,919,082	273,128	16,791,909
Total Master Limited Partnerships and Related Companies	140.53%		336,754,308		379,257,336		716,011,644

		Principal Amount/ Shares	($) Fair Value	Principal Amount/ Shares	($) Fair Value	Principal Amount/ Shares	($) Fair Value
Corporate Bonds	0.41%
Natural Gas Gathering/Processing	0.41%
United States	0.41%
American Energy—Utica, 7.50%, 03/01/2021 (4)(9)		2,000,000	2,080,000	—	—	2,000,000	2,080,000
Total Corporate Bonds			2,080,000		—		2,080,000
Short-Term Investment	1.18%
United States Investment Company	1.18%
Invesco Short-Term Treasury Portfolio Fund—Institutional Class, 0.01% (1)		5,993,703	5,993,703	—	—	5,993,703	5,993,703
Total Investments	142.11%		344,828,011		379,257,336		724,085,347

Credit Facility— (10)	-43.22%		(106,900,000)		(113,300,000)		(220,200,000)
Other Assets and Liabilities	1.11%		(1,720,438)		7,351,336		5,459,898

Total Net Assets Applicable to Common Shareholders—100.0%	100.00%		$236,207,573		$273,308,672		$509,345,245

Total Investments at Cost			$239,001,848		$254,602,591		$493,604,439

see accompanying pro forma notes to consolidated financial statements.

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by each Fund’s Subsidiary C-corporations.
(2)	All or a portion of these securities are held as collateral pursuant to the line of credit agreements. As of May 31, 2014 the total value of securities held as collateral for the line of credit agreements was $599,903,122.
(3)	Non-income producing security.
(4)	Distributions are paid-in-kind.
(5)	Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represents 3.48% of net assets applicable to common shareholders. See notes to consolidated financial statements for further information.
(6)	Restricted security is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See note 2 to consolidated financial statements for further information.
(7)	Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 3.48% of net assets applicable to common shareholders. See note 2 to consolidated financial statements for further information.
(8)	Affiliated investment for which ownership exceeds 25% of partners’ capital.
(9)	Security exempt from registration under Rule 144A of the Securities Act. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of this security was $2,080,000, representing 0.4% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.
(10)	A portion of this credit facility is maintained in the Subsidiary C-corporations. See footnote 4 in the notes to consolidated financial statements for further information.

Written Call Options:

			Salient MLP & Energy Infrastructure Fund		Salient Midstream & MLP Fund		SMM Pro Forma Combined Fund
Description	Expiration Date	Strike Price	Number of Contracts	Fair Value	Number of Contracts	Fair Value	Number of Contracts	Fair Value
Buckeye Partners, L.P.	June 2014	$80.00	560	$(36,400)	565	$(36,725)	1,125	$(73,125)
Linn Co., LLC	June 2014	28.00	608	(15,200)	2,981	(74,525)	3,589	(89,725)

Total Written Call Options (Premiums received $58,522, $105,195 and $163,717, respectively)			1,168	$(51,600)	3,546	$(111,250)	4,714	$(162,850)

Futures Contracts Sold:

		Salient MLP & Energy Infrastructure Fund			Salient Midstream & MLP Fund			SMM Pro Forma Combined Fund
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-min S&P 500	June 2014	200	$19,215,000	$(470,000)	255	$24,499,125	$(599,926)	455	$43,714,125	$(1,069,926)
WTI Crude (1)	June 2014	294	30,196,740	(212,015)	294	30,196,740	(212,888)	588	60,393,480	(424,903)

		494	$49,411,740	$(682,015)	549	$54,695,865	$(812,814)	1,043	$104,107,605	$(1,494,829)

see accompanying pro forma notes to consolidated financial statements.

Total Return Swap Agreements - Short Positions:

		Salient MLP & Energy Infrastructure Fund			Salient Midstream & MLP Fund			SMM Pro Forma Combined Fund
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)	Notional Amount at Value	Unrealized Gain (Loss)
Salient MSSAMLPX Basket (1)	Morgan Stanley	5/1/2016	$74,158,534	$(1,398,522)		$—	$—	$74,158,534	$(1,398,522)
Salient MLP Basket (1)	Morgan Stanley		—	—	7/31/2014	79,062,333	(1,500,784)	79,062,333	(1,500,784)

			$74,158,534	$(1,398,522)		$79,062,333	$(1,500,784)	$153,220,867	$(2,899,306)

(1)	These positions are held by the Subsidiary C Corporations.

SALIENT MIDSTREAM & MLP FUND

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Proforma Consolidated Statements of Assets, Liabilities and Shareholders’ Equity

May 31, 2014

(Unaudited)

	Salient MLP & Energy Infrastructure Fund	Salient Midstream & MLP Fund	Pro Forma Adjustments		SMM Pro Forma Combined Fund
Assets:
Investments at fair value (cost $493,604,439)	$344,828,011	$379,257,336			$724,085,347
Deposits with brokers for futures contracts	1,937,380	2,151,023			4,088,403
Deposits with brokers for swap agreements	15,860,000	16,910,000			32,770,000
Cash and cash equivalents	—	1,706,117			1,706,117
Dividends and interest receivable	63,414	121,116			184,530
Deferred tax asset	—	3,996,673			3,996,673
Receivable from investments sold	1,949,379	2,231,153			4,180,532
Variation margin on futures contracts	—	255,780			255,780
Prepaids and other assets	66,221	101,557			167,778

Total assets	364,704,405	406,730,755	—		771,435,160

Liabilities:
Credit facility	106,900,000	113,300,000			220,200,000
Written options (premiums received $163,717)	51,600	111,250			162,850
Unrealized loss on swap agreements	1,398,522	1,500,784			2,899,306
Line of credit fees payable	—	275			275
Payable to Adviser	332,019	329,673			661,692
Variation margin on futures contracts	—	45,900			45,900
Interest payable		94,854			94,854
Accounts payable and accrued expenses	4,740,899	274,798	171,000		5,186,697
Deferred tax liability	15,073,792	17,764,549			32,838,341

Total liabilities	128,496,832	133,422,083	171,000		262,089,915

Net assets applicable to common shareholders	$236,207,573	$273,308,672	$171,000		$509,345,245

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 16,681,483 shares issued and outstanding (10,215,463 shares authorized)	$71,818	$94,997			$166,815
Paid-in capital	148,607,467	170,567,448			319,174,915
Reorganization costs	—	—	(171,000	) (1)	(171,000)
Accumulated net investment loss	(4,471,780)	(4,768,386)			(9,240,166)
Accumulated net realized gain	5,658,578	2,844,070			8,502,648
Net unrealized appreciation on investments	86,341,490	104,570,543			190,912,033

Net assets applicable to common shareholders	$236,207,573	$273,308,672	$(171,000)		$509,345,245

Net Asset Value:
Net assets applicable to common shareholders	$236,207,573	$273,308,672	$(171,000)		$509,345,245
Common shares outstanding	7,181,832	9,499,651	(1,028,372)		17,709,855

Net asset value per common share outstanding	$32.89	$28.77			$28.76

(1)	Costs associated with the reorganization including costs related to the preparation of the reorganization agreement and registration statement. Costs are estimated to be $85,500 for SMM and $85,500 for SMF.

see accompanying pro forma notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Proforma Consolidated Statement of Operations

For the 12 Months Ended May 31, 2014

(Unaudited)

	Salient MLP & Energy Infrastructure Fund	Salient Midstream & MLP Fund	Pro Forma Adjustments		SMM Pro Forma Combined Fund
Investment Income:
Distributions from master limited partnerships	$10,866,285	$12,531,484	$—		$23,397,769
Less return of capital on distributions	(10,436,476)	(11,904,393)	—		(22,340,869)

Net distributions from master limited partnerships	429,809	627,091	—		1,056,900
Dividends from master limited partnership related companies	3,486,075.00	3,280,533.00	—		6,766,608
Dividend income	—	2,529	—		2,529
Interest income	21,522	17,411	—		38,933

Total Investment Income	3,937,406	3,927,564	—		7,864,970

Operating Expenses:
Investment management fees	3,455,448	4,222,773	335,048	(1)	8,013,269
Administration fees	198,280	149,019	(143,938	)(2)	203,361
Trustees fees	80,480	74,269	(64,749	)(3)	90,000
Line of credit commitment fees	—	(6,596)	6,596	(4)	—
Custodian fees	28,140	26,886	—		55,026
Professional fees	442,121	342,239	(351,000	)(3)	433,360
Interest expense	998,286	970,810	(346,273	)(5)	1,622,823
Other expenses	265,466	314,296	—		579,762

Total Expenses	5,468,221	6,093,696	(564,315)		10,997,602

Less expenses reimbursed by the Adviser	1,726	(703,796)	—		(702,070)

Net Expenses	5,469,947	5,389,900	(564,315)		10,295,532

Net Investment Loss, Before Income Taxes	(1,532,541)	(1,462,336)	564,315		(2,430,562)

Deferred tax benefit	(686,333)	(3,368,861)	—		(4,055,194)

Net Investment Income/Loss	(846,208)	1,906,525	564,315		1,624,632

Realized and Unrealized Gain/Loss:
Net realized gain on investments	11,256,529	11,440,562	—		22,697,091
Net realized loss on written options contracts	185,770	134,944	—		320,714
Net realized gain on futures contracts	(263,416)	(326,205)	—		(589,621)
Net realized loss on swap agreements	(2,997,146)	(2,782,856)	—		(5,780,002)

Net realized gain, before income taxes	8,181,737	8,466,445	—		16,648,182
Deferred tax benefit	(1,275,752)	(186,626)	—		(1,462,378)

Net realized gain	9,457,489	8,653,071	—		18,110,560

see accompanying pro forma notes to consolidated financial statements.

	Salient MLP & Energy Infrastructure Fund	Salient Midstream & MLP Fund	Pro Forma Adjustments	SMM Pro Forma Combined Fund
Change in unrealized appreciation/depreciation from investments, written options contracts, futures contracts and swap agreements, before income taxes	56,123,558	69,249,483	—	125,373,041
Deferred tax expense	8,931,005	10,890,034	—	19,821,039

Change in unrealized appreciation/depreciation from investments, written options contracts, futures contracts and swap agreements	47,192,553	58,359,449	—	105,552,002

Net realized and unrealized gain from investments, written options contracts, futures contracts and swap agreements	56,650,042	67,012,520	—	123,662,562

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$55,803,834	$68,919,045	$564,315	$125,287,194

(1)	Due to the fact that SMM calculates on total assets of SMM and its subsidiary C-corporation and SMF only takes into account SMF and its subsidiary C-corporation net assets.
(2)	Due to meeting the threshold in the administration agreement with Citi Fund Services Ohio, Inc., these will now be charged at 4.5 bps.
(3)	Decrease due to the elimination of duplicative expenses achieved by merging the funds.
(4)	Due to borrowings being above 70% of total line of credit facility, a commitment fee will no longer be charged.
(5)	Based on projected borrowings at 30% of gross assets.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

see accompanying pro forma notes to consolidated financial statements.

SALIENT MIDSTREAM & MLP FUND

Pro Forma Notes to Consolidated Financial Statements

May 31, 2014

(Unaudited)

(1) BASIS OF PRESENTATION

Subject to the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) by the shareholders of Salient MLP & Energy Infrastructure Fund (“SMF”) and the approval by the shareholders of Salient Midstream & MLP Fund (“SMM” and together with SMF, the “Funds”) of the issuance of additional SMM common shares (“SMM Common Shares”), SMF will contribute all of its assets to SMM in exchange for newly issued SMM Common Shares and the assumption by SMM of the liabilities of SMF and shareholders of SMF will become shareholders of SMM, the surviving Fund and the accounting survivor (the “Reorganization”). SMF will cease its separate existence under Delaware law and terminate its registration under the Investment Company Act of 1940, as amended.

As a result of the Reorganization, each common share of SMF will be replaced with newly issued SMM Common Shares. The aggregate NAV of SMM Common Shares received by SMF common shareholders in the Reorganization will equal the aggregate net asset value (“NAV”) of SMF common shares held on the business day immediately prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares.

The pro forma combined financial statements reflect the combined financial position of SMF with SMM at May 31, 2014, as if the Reorganization had occurred on June 1, 2013.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the Reorganization actually occurred on June 1, 2013. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective Funds.

Each Fund will bear expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated), including but not limited to all legal and accounting fees and expenses, printing and SEC filing fees, stock exchange fees, transfer agency fees and any similar expenses.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of SMF by SMM had taken place as of June 1, 2013.

(2) INVESTMENT VALUATION

Investments currently held by the Fund are valued as follows:

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing bid and ask prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

•	PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the closing bid and ask prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•	INVESTMENT FUNDS—Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partner’s capital or NAV as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•	OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the level of inputs utilized in determining the value of such investments.

(3) CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of SMM Common Shares that would have been issued at May 31, 2014, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of SMF, as of May 31, 2014, divided by the net asset value per share of the shares of SMM as of May 31, 2014.

The pro forma number of shares outstanding, by class, for the combined fund consists of the following at May 31, 2014:

Shares of SMM Pre-Combination	Additional Shares Issued in Reorganization	Total Shares Outstanding Post-Combination
9,499,651	8,210,204	17,709,855

(4) FEDERAL INCOME TAXES

Each Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code (the “Code”). After the Reorganization, SMM intends to continue to comply with the requirements of the Code and to distribute all of its taxable income to shareholders, and make distributions of substantially all of its taxable income and realized gains sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

The identified cost of investments for the Funds is substantially the same for both financial reporting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

Under the terms of the Reorganization, SMF will contribute all of its assets to SMM in exchange for newly issued common shares of SMM and the assumption by SMM of the liabilities of SMF and shareholders of SMF will become shareholders of SMM. As a result of the Reorganization, each common share of SMF will be replaced with newly issued common shares of SMM (“SMM Common Shares”). The aggregate NAV of SMM Common Shares received by SMF common shareholders in the Reorganization will equal the aggregate NAV of SMF common shares held on the business day immediately prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. SMF will cease its separate existence under Delaware law and terminate its registration under the 1940 Act. SMM will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Appendix A.

The Reorganization is intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by SMF or its shareholders upon the closing of the Reorganization.

Note 2 – Reorganization Costs

Each Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganization. Expenses specific to one or each of SMM or SMF are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets. The cost of the Reorganization, assuming the Reorganization is approved, is estimated to be $85,500 for SMM and $85,500 for SMF, for a total of $171,000.

Note 3 – Basis of Pro Forma and Pro Forma Adjustments

The unaudited pro forma financial information has been prepared to give effect to the proposed Reorganization, assuming the Reorganization was approved and consummated at the beginning of the 12 months ended May 31, 2014. The pro forma information has been derived from the books and records used in calculating net asset values of SMM and SMF and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization.

The table below reflects pre-tax adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had taken place at the beginning of the 12 months ended May 31, 2014. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund Net Assets Applicable to Common Shares as of May 31, 2014. Actual results could differ from these estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage
Interest expense (1)	$(339,677)	(0.08)%
Advisory fees	335,048	0.08%
Fund administration fees (2)	(143,938)	(0.03)%
Fund accounting fees (3)	0	0%
Professional fees (2)	(351,000)	(0.08)%
Trustees’ fees (2)	(64,749)	(0.01)%
Registration fees (3)	0	0%
Shareholder communication fees (3)	0	0%

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage
Transfer agent fees (3)	0	0%
Custody fees (3)	0	0%
Total Pro Forma Expense Adjustment	$(564,315)	(0.12)%

(1)	Reflects the impact of the termination of SMF’s credit facility and subsequent increase in the credit facility of SMM to absorb the amount outstanding on the SMF borrowing facility.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01)%.

Note 4 – Income Taxes

The Pro Forma Combined Fund’s subsidiary C corporation is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent.

Salient Midstream & MLP Fund

REORGANIZATION STATEMENT OF ADDITIONAL INFORMATION

[                    ], 2014

PROXY	PROXY

SALIENT MIDSTREAM & MLP FUND

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2014

4265 San Felipe, Suite 800, Houston, Texas 77027

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUNDS

The undersigned holder of Common Shares of beneficial interest of the above referenced Fund, a Delaware statutory trust (“the Fund”), hereby appoints GREGORY A. REID AND JOHN E. PRICE, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on November 13, 2014 at 3:00 p.m. (Central Standard Time), and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPLICABLE PROPOSAL AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

CONTROL #:

SHARES:
Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE ON THIS PROXY TODAY!

Your Proxy Vote is important!

EASY WAYS TO VOTE YOUR PROXY:

1.	Call Okapi Partners toll-free at: (877) 629-6357 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

2.	Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD OF TRUSTEES OF EACH FUND BELIEVES THAT EACH PROPOSAL IS IN THE BEST INTERESTS OF THAT FUND AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

For Shareholders of SMF Only
	FOR	AGAINST	ABSTAIN

1. To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization to combine SMF with and into SMM.	☐	☐	☐

For Shareholders of SMM Only
	FOR	AGAINST	ABSTAIN

2. To consider and vote upon a proposal to approve the issuance of additional common shares of SMM in connection with the reorganization of SMF with and into SMM.	☐	☐	☐

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

Your vote is important no matter how many shares you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote by telephone in accordance with the instructions provided.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on November 13, 2014

The proxy statement for this meeting is available at: WWW.OKAPIVOTE.COM/SALIENT

PART C — OTHER INFORMATION

Item 15. Indemnification

The Registrant is an organization of the type commonly known as a “Delaware statutory trust.” The Registrant’s Declaration of Trust provides that the Trustees and officers of the Registrant, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant’s Declaration of Trust authorizes the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), to obligate the Registrant to indemnify any present or former trustee or officer or any individual who, while serving as the Registrant’s trustee or officer and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant’s By-Laws obligate the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former trustee or officer or any individual who, while serving as the Registrant’s trustee or officer and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Declaration of Trust and By-Laws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

(1)(a)	Certificate of Trust dated October 27, 2011 (1).

(1)(b)	Agreement and Declaration of Trust dated October 27, 2011 (1).

(2)	By-Laws (2).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Appendix A to Part A of this Registration Statement.

(5)	See Exhibits (1)(a), (1)(2) and (2).

(6)	Investment Management Agreement between Registrant and Salient Capital Advisors, LLC (“Adviser”) (2).

(7)	Not Applicable.

(8)	Not Applicable.

(9)	Form of Custody Agreement between Adviser and Citi Bank, N.A. (3).

(10)	Not Applicable.

(11)	Opinion of K&L Gates LLP filed herewith.

(12)	Form of Tax opinion of K&L Gates LLP filed herewith.

(13)	Form of Administration Agreement between Registrant and Citi Fund Services Ohio, Inc. (3).

(14)	Consent of Independent Registered Public Accounting Firm filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney (4).

(17)	Not Applicable.

(1)	Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-2, as submitted to the Securities and Exchange Commission (“SEC”) via EDGAR on November 10, 2011.
(2)	Incorporated by reference to exhibits filed with the second pre-effective amendment to the Registrant’s registration statement on Form N-2, as submitted to the SEC via EDGAR on April 26, 2012.
(3)	Incorporated by reference to exhibits filed with the third pre-effective amendment to the Registrant’s registration statement on Form N-2, as submitted to the SEC via EDGAR on May 24, 2012.
(4)	Incorporated by reference to exhibits filed with Registrant’s registration statement on Form N-14, as submitted to the SEC via EDGAR on August 22, 2014.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City of Houston, and State of Texas, on the 30th day of September, 2014.

Salient Midstream & MLP Fund

By:	/s/ John A. Blaisdell
John A. Blaisdell, Trustee and Chairman

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

* John A. Blaisdell	Trustee, Chairman	September 30, 2014

* Karin B. Bonding	Trustee	September 30, 2014

* Jonathan P. Carroll	Trustee	September 30, 2014

* Dr. Bernard A. Harris, Jr.	Trustee	September 30, 2014

* Richard C. Johnson	Trustee	September 30, 2014

* Andrew B. Linbeck	Trustee	September 30, 2014

* G. Edward Powell	Trustee	September 30, 2014

/s/ John E. Price John E. Price	Principal Financial Officer	September 30, 2014

/s/ Gregory A. Reid Gregory A. Reid	Trustee, Chief Executive Officer	September 30, 2014

* Scott E. Schwinger	Trustee	September 30, 2014

* A. Haag Sherman	Trustee	September 30, 2014

*By:	/s/ John E. Price
John E. Price
(as Attorney-in-Fact)

EXHIBIT INDEX

(11)	Opinion of K&L Gates LLP filed herewith.

(12)	Form of Tax opinion of K&L Gates LLP filed herewith.

(14)	Consent of KPMG LLP.